COMPETITIVE ADVANCE AND
                      REVOLVING CREDIT FACILITIES AGREEMENT

                            Dated as of June 10, 1997

                                      among

                 THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
                                       and
             THE GREAT ATLANTIC & PACIFIC COMPANY OF CANADA, LIMITED
                                  as Borrowers

                                       and

                             THE BANKS NAMED HEREIN,

                            THE CHASE MANHATTAN BANK,
                                  as U.S. Agent

                                       and

                       THE CHASE MANHATTAN BANK OF CANADA,
                                as Canadian Agent

                                       and

                 COMMERZBANK AKTIENGESELLSCHAFT, NEW YORK BRANCH
                             as Documentation Agent

                                       and


                 THE BANK OF NEW YORK, THE BANK OF NOVA SCOTIA,
           CITIBANK, N.A., CORESTATES BANK, N.A., FLEET NATIONAL BANK
                   NATIONSBANK, N.A. and ROYAL BANK OF CANADA,


                                  as Co-Agents


                                                        [CS&M Ref. No. 6700-541]

                                TABLE OF CONTENTS



                                                                            Page

                                    ARTICLE I

                                   Definitions



 SECTION 1.01.   Defined Terms ........................................... 1
 SECTION 1.02.   Terms Generally ......................................... 14

                                   ARTICLE II

                                      Loans

 SECTION 2.01.   Commitments ............................................. 14
 SECTION 2.02.   Competitive Bid Procedure ............................... 15
 SECTION 2.03.   Committed Borrowing Procedure ........................... 17
 SECTION 2.04.   Refinancings ............................................ 17
 SECTION 2.05.   Loans ................................................... 18
 SECTION 2.06.   Evidence of Debt; Repayment of Loans .................... 19
 SECTION 2.07.   Interest ................................................ 19
 SECTION 2.08.   Fees .................................................... 20
 SECTION 2.09.   Termination, Reduction or Reallocation of Commitments ... 21
 SECTION 2.10.   Interest on Overdue Amounts ............................. 23
 SECTION 2.11.   Alternate Rate of Interest .............................. 23
 SECTION 2.12.   Prepayment of Loans ..................................... 24
 SECTION 2.13.   Reserve Requirements; Change in Circumstances ........... 24
 SECTION 2.14.   Change In Legality ...................................... 26
 SECTION 2.15.   Indemnity ............................................... 26
 SECTION 2.16.   Money of Account, etc. .................................. 27
 SECTION 2.17.   Pro Rata Treatment, etc. ................................ 27
 SECTION 2.18.   Taxes ................................................... 28
 SECTION 2.19.   Duty to Mitigate; Assignment of Commitments
                   Under Certain Circumstances ........................... 30
 SECTION 2.20.   Letters of Credit ....................................... 31
 SECTION 2.21.   Acceptances ............................................. 34
 SECTION 2.22.   Currency Fluctuations, etc. ............................. 37
 SECTION 2.23.   Consolidation of Credit Facilities ...................... 38

                                   ARTICLE III

                         Representations and Warranties


 SECTION 3.01.   Organization; Corporate Powers .......................... 40
 SECTION 3.02.   Authorization and Enforceability ........................ 40
 SECTION 3.03.   Approvals ............................................... 40
 SECTION 3.04.   Financial Statements .................................... 40
 SECTION 3.05.   No Material Adverse Change .............................. 41
 SECTION 3.06.   Subsidiaries ............................................ 41
 SECTION 3.07.   Litigation; Compliance with Laws ........................ 41
 SECTION 3.08.   Tax Returns ............................................. 41
 SECTION 3.09.   Employee Benefit Plans .................................. 42
 SECTION 3.10.   Foreign Employee Benefit Matters ........................ 42
 SECTION 3.11.   Investment Company Act .................................. 42
 SECTION 3.12.   Federal Reserve Regulations ............................. 42
 SECTION 3.13.   Agreements .............................................. 42
 SECTION 3.14.   No Material Misstatements ............................... 43
 SECTION 3.15.   Environmental and Safety Matters

                                                                   Contents, p.2

                                                                          Page
                                   ARTICLE IV

                              Conditions of Lending


 SECTION 4.01.   All Borrowings, etc. .................................... 43
 SECTION 4.02.   Effectiveness ........................................... 44

                                    ARTICLE V

                              Affirmative Covenants


 SECTION 5.01.   Existence ............................................... 45
 SECTION 5.02.   Insurance ............................................... 46
 SECTION 5.03.   Obligations and Taxes ................................... 46
 SECTION 5.04.   Financial Statements; Reports, etc. ..................... 46
 SECTION 5.05.   Litigation and Other Notices ............................ 47
 SECTION 5.06.   ERISA ................................................... 48
 SECTION 5.07.   Access to Premises and Records .......................... 48
 SECTION 5.08.   Additional Guarantors ................................... 48
 SECTION 5.09.   Ownership of A&P Canada ................................. 49

                                   ARTICLE VI

                               Negative Covenants


 SECTION 6.01.   Minimum Consolidated Tangible Net Worth ................. 49
 SECTION 6.02.   Ratio of Consolidated Indebtedness to
                   Consolidated Tangible Net Worth ....................... 49
 SECTION 6.03.   Interest Expense Coverage Ratio ......................... 49
 SECTION 6.04.   Liens ................................................... 50
 SECTION 6.05.   Prohibition of Fundamental Changes ...................... 51
 SECTION 6.06.   Transactions with Affiliates and Others ................. 51
 SECTION 6.07.   Subsidiary Indebtedness ................................. 52
 SECTION 6.08.   Sale and Leaseback Transactions ......................... 52


                                   ARTICLE VII

 Events of Default ....................................................... 53



                                  ARTICLE VIII

 The Agent ............................................................... 55



                                   ARTICLE IX

                                  Miscellaneous


 SECTION 9.01.   Notices ................................................. 57
 SECTION 9.02.   Waivers; Amendment ...................................... 58
 SECTION 9.03.   Payments on Business Days ............................... 59
 SECTION 9.04.   GOVERNING LAW ........................................... 59
 SECTION 9.05.   Expenses; Documentary Taxes ............................. 59
 SECTION 9.06.   Survival of Agreements; Representations and
                   Warranties, etc. ...................................... 59

                                                                    Contents p.3

                                                                          Page


 SECTION 9.07.   Successors and Assigns .................................. 60
 SECTION 9.08.   Cash Collateralization .................................. 62
 SECTION 9.09.   Sharing of Setoffs ...................................... 63
 SECTION 9.10.   Representations of Banks ................................ 63
 SECTION 9.11.   Waiver of Jury Trial .................................... 63
 SECTION 9.12.   Severability ............................................ 63
 SECTION 9.13.   Cover Page; Table of Contents and Sections Headings ..... 64
 SECTION 9.14.   Counterparts ............................................ 64
 SECTION 9.15.   Entire Agreement ........................................ 64
 SECTION 9.16.   Jurisdiction; Consent to Service of Process ............. 64

                                                                    Contents p.4


 Exhibits
 --------

 Exhibit A         -        Assignment and Acceptance
 Exhibit B-1       -        Competitive Bid Request
 Exhibit B-2       -        Standby Borrowing Request
 Exhibit B-3       -        Canadian Borrowing Request
 Exhibit C         -        Notice of Competitive Bid Request
 Exhibit D         -        Competitive Bid
 Exhibit E         -        Indemnity, Subrogation and Contribution
                            Agreement
 Exhibit F-1       -        Opinion of the Company
 Exhibit F-2       -        Opinion of Cahill Gordon & Reindel
 Exhibit F-3       -        Opinion of Blake, Cassels & Graydon
 Exhibit G         -        Guarantee Agreement
 Exhibit H         -        Discount Note
 Exhibit I         -        Notice of Drawing

 Schedules
 ---------

 Schedule 1.01     -        Existing Bankers' Acceptances
 Schedule 2.01     -        Banks
 Schedule 3.06     -        Subsidiaries

               COMPETITIVE ADVANCE AND REVOLVING CREDIT FACILITIES AGREEMENT dated as of June 10, 1997, among THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC., a Maryland corporation (hereinafter called the "Company"), THE GREAT ATLANTIC & PACIFIC COMPANY OF CANADA, LIMITED, a Canadian corporation ("A&P Canada" and, together with the Company, the "Borrowers"), the banks listed in Schedule 2.01 hereto (hereinafter each called a "Bank" and collectively called the "Banks"), THE CHASE MANHATTAN BANK, a New York banking corporation, as agent for the U.S. Banks (hereinafter in such capacity called the "U.S. Agent"), and THE CHASE MANHATTAN BANK OF CANADA, a Canadian chartered bank, as agent for the Canadian Banks (hereinafter in such capacity called the "Canadian Agent").

     The Company has requested the U.S. Banks to extend credit to the Company in order to enable it to borrow on a revolving credit basis at any time and from time to time prior to the Termination Date a principal amount not in excess of U.S.$465,000,000 at any time outstanding. The Company has also requested the U.S. Banks to provide a procedure pursuant to which the Company may invite them to bid on an uncommitted basis, up to the amount of the Total U.S. Commitment, on short-term borrowings by the Company. The proceeds of such loans are to be used for general corporate purposes, including, without limitation, capital expenditures, acquisitions and working capital. The Company also has requested the U.S. Issuing Bank to issue Letters of Credit, in an aggregate face amount at any time outstanding not in excess of U.S.$100,000,000, to support payment obligations incurred in the ordinary course of business by the Company and its Subsidiaries.

     A&P Canada has requested the Canadian Banks to extend credit in order to enable A&P Canada to borrow on a revolving credit basis at any time and from time to time prior to the Termination Date, in Canadian Dollars or U.S. Dollars, an aggregate principal amount not in excess of Cdn.$50,000,000. The proceeds of such loans are to be used for general corporate purposes, including, without limitation, capital expenditures, acquisitions and working capital. A&P Canada also has requested the Canadian Issuing Bank to issue Letters of Credit, in an aggregate face amount at any time outstanding not in excess of Cdn.$35,000,000, to support payment obligations incurred in the ordinary course of business by A&P Canada and its Subsidiaries.

     The U.S. Banks are severally, and not jointly, willing to extend such credit to the Company and the Canadian Banks are severally, and not jointly, willing to extend such credit to A&P Canada, in each case on the terms and conditions hereinafter set forth. Accordingly, the Borrowers, the Agents and the Banks agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     SECTION 1.01. Defined Terms. As used in this Agreement, the following words and terms shall have the meanings specified below:

     "Acceptance" shall mean a Draft drawn by A&P Canada on a Canadian Bank conforming to the requirements of Section 2.21 and accepted by such Canadian Bank in accordance with Section 2.21(c). As the context shall require, "Acceptance" shall also have the meaning ascribed to it in Section 2.21(j).

     "Acceptance Equivalent Loan" means an advance made under this Agreement by a Canadian Bank evidenced by a Discount Note.

     "Acceptance Fee" shall have the meaning assigned to it in Section 2.08(d).

     "Acceptance Obligation" shall mean, in respect of each Acceptance, the obligation of A&P Canada to pay to the Canadian Bank that issued such Acceptance the face amount thereof as required by Section 2.21.

     "Administrative Fees" shall have the meaning assigned to it in Section 2.08(b).

     "Affiliate" shall mean any person (other than a Subsidiary) that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, the Company; provided, however, that "Affiliate" shall not be deemed to include any person who holds such stock or equity interest solely as a nominee in respect thereof. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

     "Agents" shall mean the U.S. Agent and the Canadian Agent.

     "Agreement" shall mean this Credit Agreement, as the same shall be amended from time to time.

     "Alternate Base Loan" shall mean any Loan with respect to which the applicable Borrower shall have selected an interest rate based on the Alternate Base Rate in accordance with the provisions of Article II.

     "Alternate Base Rate" shall mean for any day, a rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Effective Rate in effect for such day plus 1/2 of 1%. "Prime Rate" shall mean (i) in respect of Alternate Base Loans provided by U.S. Banks, the rate per annum publicly announced from time to time by the U.S. Agent as its prime rate in effect at its principal office in New York City and (ii) in respect of Alternate Base Loans provided by Canadian Banks, the rate per annum announced from time to time by the Canadian Agent as its U.S. base rate in effect at its office in Toronto; each change in the Prime Rate shall be effective on the date such change is publicly announced. "Base CD Rate" shall mean the sum of (a) the product of (i) the Three-Month Secondary CD Rate and
(ii) Statutory Reserves and (b) the Assessment Rate. "Three-Month Secondary CD Rate" shall mean, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day shall not be a U.S. Business Day, the next preceding U.S. Business Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day), or, if such rate shall not be so reported on such day or such next preceding U.S. Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 a.m., New York City time, on such day (or, if such day shall not be a U.S. Business Day, on the next preceding U.S. Business Day) by the U.S. Agent from three New York City negotiable certificate of deposit dealers of recognized standing selected by it. "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding U.S. Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a U.S. Business Day, the average of the quotations for the day of such transactions received by the U.S. Agent from three Federal funds brokers of recognized standing selected by it. If for any reason the U.S. Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Base CD Rate or the Federal Funds Effective Rate or both for any reason, including the inability or failure of the U.S. Agent to obtain sufficient quotations in accordance with the terms hereof, the Alternate Base Rate shall be determined without regard to clause (b) or (c), or both, of the first sentence of this definition, as appropriate, until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate shall be effective on the effective date of such change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate, respectively.

     "Applicable Facility Fee Percentage" shall mean on any date the applicable percentage set forth below opposite the applicable Ratings:

         S&P/Moody's Rating                      Facility Fee
         ------------------                      ------------

         Category 1                              0.0700
         A-/A3 or higher

         Category 2                              0.0850
         BBB+ or BBB/Baa1 or Baa2

         Category 3                              0.1000
         BBB-/Baa3

         Category 4                              0.1500
         BB+/Ba1

         Category 5                              0.2250
         BB/Ba2

         Category 6                              0.3000
         BB-/Ba3 or lower

     For purposes of the foregoing, (i) if the Ratings established or deemed to have been established by Moody's and S&P shall fall within different categories, the Applicable Facility Fee Percentage shall be determined by reference to the Rating in the superior (numerically lower) category; (ii) if neither Moody's nor S&P shall have in effect a Rating (other than because such rating agencies shall no longer be in the business of rating corporate debt obligations), then such rating agencies will be deemed to have established a Rating in Category 6; and
(iii) if any rating established or deemed to have been established by Moody's or S&P shall be changed (other than as a result of a change in the rating system of Moody's or S&P) such change shall be effective as of the date on which it is first announced by the applicable rating agency. Each change in the Applicable Facility Fee Percentage shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody's or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations or shall no longer have in effect a Rating for any reason, the Borrowers and the Banks shall negotiate in good faith to amend the references to specific ratings in this definition to reflect such changed rating system or the non-availability of ratings from such rating agency or to select a substitute rating agency (and pending or in the absence of any agreement the Applicable Facility Fee Percentage will be determined by reference to the single available Rating, if any, or, in the absence of any Rating, in accordance with clause (ii) above).

     "Applicable Margin" shall mean on any date the applicable spread set forth below opposite the applicable Ratings:

         S&P/Moody's Rating                                 Spread
         ------------------                                 ------

         Category 1                                         0.1550
         A-/A3 or higher

         Category 2                                         0.1650
         BBB+ or BBB/
         Baa1 or Baa2

         Category 3                                         0.2000
         BBB-Baa3

         Category 4                                         0.3000
         BB+/Ba1

         Category 5                                         0.4000
         BB/Ba2

         Category 6                                         0.5750
         BB-/Ba3 or lower

     For the purposes of the foregoing, (i) if the Ratings established or deemed to have been established by Moody's and S&P shall fall within different categories, the Applicable Margin shall be determined by reference to the Rating in the superior (numerically lower) category; (ii) if neither Moody's nor S&P shall have in effect a Rating (other than because such rating agencies shall no longer be in the business of rating corporate debt obligations), then such rating agencies will be deemed to have established a Rating in Category 6; and
(iii) if any rating established or deemed to have been established by Moody's or S&P shall be changed (other than as a result of a change in the rating system of Moody's or S&P) such change shall be effective as of the date on which it is first announced by the applicable rating agency. Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody's or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations or shall no longer have in effect a Rating for any reason, the Borrowers and the

Banks shall negotiate in good faith to amend the references to specific ratings in this definition to reflect such changed rating system or the non-availability of ratings from such rating agency or to select a substitute rating agency (and pending or in the absence of any agreement the Applicable Margin will be determined by reference to the single available Rating, if any, or, in the absence of any Rating, in accordance with clause (ii) above).

     "Assessment Rate" shall mean, for any calendar year, the net annual assessment rate (rounded upwards, if necessary, to the next higher 1/100 of 1%) actually charged to the U.S. Agent by the Federal Deposit Insurance Corporation (or any successor) for insurance by such Corporation (or such successor) of time deposits made in U.S. Dollars at the U.S. Agent's domestic offices. The U.S. Agent's determination of the Assessment Rate shall be conclusive and binding on the Borrowers.

     "Assignment and Acceptance" shall mean an assignment and acceptance entered into by a Bank and an assignee, and accepted by the applicable Agent, the Company and A&P Canada, in the form of Exhibit A hereto.

     "Board" shall mean the Board of Governors of the Federal Reserve System of the United States.

     "Borrowing" shall mean a Competitive Borrowing, a Standby Borrowing or a Canadian Borrowing.

     "Business Day" shall mean, as the context shall require, a U.S. Business Day, a Canadian Business Day, or both.

     "Calculation Date" shall mean the last U.S. Business Day of each calendar week.

     "Canadian Bank" shall mean a Bank that has a Canadian Commitment.

     "Canadian Borrowing" shall mean a borrowing consisting of simultaneous Canadian Loans from each of the Canadian Banks distributed ratably among the Canadian Banks in accordance with their respective Canadian Commitments.

     "Canadian Borrowing Request" shall mean a request made pursuant to Section
2.03 in the form of Exhibit B-3.

     "Canadian Business Day" shall mean any day not a Saturday, Sunday or legal holiday in the Province of Ontario on which banks are open for business in Toronto; provided, however, that when used in connection with a Eurodollar Loan, the term "Canadian Business Day" shall also exclude any day on which banks are not open for dealings in U.S. Dollar deposits in the London Interbank Market.

     "Canadian Commitment" shall mean, with respect to each Bank, the commitment, if any, of such Bank hereunder to extend credit to A&P Canada as set forth in Schedule 2.01, as the same may be increased or decreased from time to time pursuant to Section 2.09 or 2.23.

     "Canadian Dollars" and the symbol "Cdn.$" shall mean the lawful currency of Canada.

     "Canadian Dollar Equivalent" shall mean, with respect to an amount of U.S. Dollars on any date, the amount of Canadian Dollars that may be purchased with such amount of U.S. Dollars at the Exchange Rate with respect to U.S. Dollars on such date.

     "Canadian Holding Subsidiary" shall mean The Great Atlantic and Pacific Tea Company, Limited, a Canadian company.

     "Canadian Issuing Bank" shall mean The Chase Manhattan Bank of Canada (or any affiliate thereof) or any other Canadian Bank that may become a Canadian Issuing Bank pursuant to Section 2.20(i), in each case with respect to Letters of Credit issued by it.

     "Canadian L/C Exposure" shall mean at any time the sum of (a) the aggregate undrawn amount of all outstanding Canadian Letters of Credit at such time plus
(b) the aggregate principal amount of all L/C Disbursements made pursuant to Canadian Letters of Credit that have not yet been reimbursed at such time. If the Canadian L/C Exposure is to be expressed in Canadian Dollars, then any portion thereof denominated in U.S. Dollars shall be expressed at the Canadian Dollar Equivalent. If the Canadian L/C

Exposure is to be expressed in U.S. Dollars, then any portion thereof denominated in Canadian Dollars shall be expressed at the U.S. Dollar Equivalent. The Canadian L/C Exposure of any Bank at any time shall mean its Pro Rata Percentage of the aggregate Canadian L/C Exposure at such time.

     "Canadian Letter of Credit" shall mean a letter of credit issued pursuant to Section 2.20 for the account of A&P Canada.

     "Canadian Loan" shall have the meaning assigned to it in Section 2.01. A Canadian Loan must be a Canadian Prime Loan if denominated in Canadian Dollars or an Alternate Base Loan or Eurodollar Loan if denominated in U.S. Dollars.

     "Canadian Prime Loan" shall mean any Canadian Loan with respect to which A&P Canada shall have selected an interest rate based on the Canadian Prime Rate in accordance with the provisions of Article II.

     "Canadian Prime Rate" shall mean, for any day, a rate per annum (rounded upwards, if necessary, to the next 1/100 of 1%) equal to the higher of (i) the rate per annum publicly announced from time to time by The Chase Manhattan Bank of Canada as its prime rate in effect at its principal office in Toronto and
(ii) the CDOR Rate plus 100 basis points per annum. The term "CDOR Rate" shall mean, on any day, the annual rate of interest which is the rate determined as being the arithmetic average of the "BA 1 month" rates applicable to Canadian Dollar bankers' acceptances displayed and identified as such on the "Reuters' Screen CDOR Page" at approximately 10:00 a.m. on such day for Schedule I chartered banks, or if such day is not a Canadian Business Day then on the immediately preceding Canadian Business Day (as adjusted by a Canadian Bank after 10:00 a.m. to reflect any error in a posted rate of interest or in the posted average annual rate of interest). Each change in the Canadian Prime Rate shall be effective on the date such change is publicly announced.

     "Capitalized Lease Obligations" of any person shall mean the obligations of such person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real and/or personal property which obligations are required to be classified and accounted for as a capital lease on a balance sheet under GAAP and, for the purposes hereof, the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.

     "Closing Date" shall mean the date of the execution of this Agreement.

     "Code" shall mean the United States Internal Revenue Code of 1986, as the same may be amended from time to time.

     "Commitment" shall mean a U.S. Commitment or a Canadian Commitment, or both, as the context requires. The Commitments shall be deemed permanently terminated on the Termination Date.

     "Competitive Bid" shall mean an offer by a U.S. Bank to make a Competitive Loan pursuant to Section 2.02.

     "Competitive Bid Rate" shall mean, as to any Competitive Bid made by a U.S. Bank pursuant to Section 2.02(b), (i) in the case of a Eurodollar Competitive Loan, the Margin and (ii) in the case of a Fixed Rate Loan, the fixed rate of interest offered by the U.S. Bank making such Competitive Bid.

     "Competitive Bid Request" shall mean a request made pursuant to Section
2.02 in the form of Exhibit B-1 hereto.

     "Competitive Borrowing" shall mean a borrowing consisting of concurrent Competitive Loans from each of the Banks whose Competitive Bid as a part of such borrowing has been accepted by the Company under the bidding procedure described in Section 2.02.

     "Competitive Loan" shall mean a Loan from a U.S. Bank to the Company pursuant to the bidding procedure described in Section 2.02. Each Competitive Loan shall be a Eurodollar Competitive Loan or a Fixed Rate Loan.

     "Consolidated" shall mean, as applied to any financial or accounting term, such term determined on a consolidated basis for the Company and the Subsidiaries in accordance with GAAP, including principles of consolidation, consistent with those applied in the preparation of the Consolidated financial statements referred to in Section 3.04.

     "Consolidation Date" shall have the meaning assigned to it in Section 2.23.

     "Discount Note" means a non-interest bearing, non-negotiable promissory note of A&P Canada denominated in Canadian Dollars, issued by A&P Canada to a Canadian Bank, substantially in the form of Exhibit I.

     "Draft" shall mean a bill of exchange, payable in Canadian Dollars, in the form used from time to time by each Canadian Bank, respectively, in connection with the creation of bankers' acceptances in accordance with the provisions of
Section 2.21.

     "EBITDA" shall mean, for any period, Consolidated Income from Operations for such period plus, to the extent deducted in determining such Consolidated Income from Operations, depreciation expense, amortization expense and other nonrecurring noncash items reducing such Consolidated Income from Operations (less the amount of any nonrecurring noncash items increasing such Consolidated Income from Operations), all as determined in accordance with GAAP on a consolidated basis for the Company and the Subsidiaries.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended from time to time.

     "ERISA Affiliate" shall mean any trade or business (whether or not incorporated) that is (a) a member of a group of which the Company is a member and (b) treated as a single employer under Section 414 of the Code.

     "Eurodollar Competitive Loan" shall mean any Competitive Loan bearing interest at a rate determined by reference to the LIBO Rate in accordance with provisions of Article II hereof.

     "Eurodollar Loan" shall mean any Eurodollar Competitive Loan or any U.S. Loan, or any Canadian Loan denominated in U.S. Dollars, during any Interest Period with respect to which the Company or A&P Canada, as the case may be, shall have elected an interest rate based on the LIBO Rate in accordance with the provisions of Article II hereof.

     "Event of Default" shall have the meaning assigned to it in Article VII hereof.

     "Exchange Rate" shall mean, on any day, (a) with respect to Canadian Dollars in relation to U.S. Dollars, the spot rate at which U.S. Dollars are offered on such day by The Chase Manhattan Bank in New York City for Canadian Dollars at approximately 12:00 p.m. (New York City time), and (b) with respect to U.S. Dollars in relation to Canadian Dollars, the spot rate at which Canadian Dollars are offered on such day by The Chase Manhattan Bank in New York City for U.S. Dollars at approximately 12:00 p.m. (New York City time), as quoted generally to customers of The Chase Manhattan Bank.

     "Executive Officer" shall mean an executive officer who is (or would be but for the fact that the entity of which he is an executive officer does not have a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934) subject to Item 401 of Regulation S-K adopted by the Securities and Exchange Commission.

     "Facility Fee" shall have the meaning assigned to it in Section 2.08(a).

     "Federal Reserve Bank" shall mean any of the Federal Reserve Banks referred to in the Federal Reserve Act (12 U.S.C. ss.221 et seq.), as amended.

     "Fees" shall mean the Facility Fees, the Administrative Fees, the L/C Participation Fees, the Issuing Bank Fees and the Acceptance Fees.

     "Financial Officer" shall mean the Chief Financial Officer, Treasurer, any Vice President-Finance, -Financial Services or -Treasury Services, or Controller of the Company.

     "Fixed Rate" shall mean fixed rate of interest applicable to a Fixed Rate Loan.

     "Fixed Rate Loan" shall mean any Competitive Loan made by a U.S. Bank pursuant to Section 2.02 based upon an actual percentage rate per annum offered by such Bank, expressed as a decimal (to no more than four decimal places), and accepted by the Company. "Foreign Employee Benefit Plans" shall mean any employee benefit plan as defined in Section 3(3) of ERISA which is maintained or contributed to for the benefit of the employees of A&P Canada or any Subsidiary, but which is not covered by ERISA pursuant to Section 4(b)(4) of ERISA.

     "Foreign Pension Plan" shall mean any Foreign Employee Benefit Plan which under local law, is required to be funded through a trust or other funding vehicle other than a trust or funding vehicle maintained by a governmental authority.

     "GAAP" shall mean generally accepted accounting principles, applied on a consistent basis.

     "Guarantee" shall mean any obligation, contingent or otherwise, of any person guaranteeing or having the economic effect of guaranteeing any Indebtedness of any other person (the "primary obligor") in any manner, whether directly or indirectly, and including, without limitation, any obligation of such person, direct or indirect, (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (ii) to purchase property, securities, or services for the purpose of assuring the owner of such Indebtedness of the payment of such Indebtedness, (iii) to maintain working capital, equity capital or other financial statement condition of the primary obligor so as to enable the primary obligor to pay such Indebtedness, or (iv) entered into for the purpose of assuring in any manner the owner of such Indebtedness of the payment of such indebtedness or to protect such owner against loss in respect thereof; provided, however, that the term Guarantee shall not include (a) endorsements for collection or deposit, in either case in the ordinary course of business or (b) Guarantees in an aggregate amount not to exceed $30,000,000. The amount of any Guarantee by a person shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such person is required to perform thereunder) as determined by such person in good faith.

     "Guarantee Agreement" shall mean the Guarantee Agreement, substantially in the form of Exhibit G.

     "Guarantors" shall have the meaning assigned to it in the Guarantee Agreement.

     "Income from Operations" shall mean, for any period, with respect to any person the aggregate income (or loss) from operations of such person for such period, computed in accordance with GAAP.

     "Indebtedness" of any person shall mean at any time, without duplication,
(i) all obligations of such person for borrowed money, (ii) all obligations of such person evidenced by bonds, debentures, notes or other similar instruments,
(iii) all obligations of such person upon which interest charges are customarily paid (other than accounts payable incurred in the ordinary course of business),
(iv) all obligations of such person issued or assumed as the deferred purchase price of property (other than accounts payable incurred in the ordinary course of business), (v) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any lien or security interest on property owned or acquired by such person, whether or not the obligations secured thereby have been assumed, (vi) all Guarantees by such person of Indebtedness of others and (vii) all Capitalized Lease Obligations of such person.

     "Indemnity, Subrogation and Contribution Agreement" shall mean the Indemnity, Subrogation and Contribution Agreement, substantially in the form of Exhibit E.

     "Interest Expense" shall mean, for any period, the gross interest expense of the Company and the Subsidiaries for such period determined on a Consolidated basis in accordance with GAAP.

     "Interest Payment Date" shall mean, with respect to any Loan, the last day of the Interest Period applicable thereto and (i) in the case of a Eurodollar Loan with an Interest Period of 6 months, the day that would have been the Interest Payment Date for such Loan had an Interest Period of 3 months been applicable to such Loan, and (ii) in the case of a Fixed Rate Loan with an Interest Period of more than 90 days, each day within such Interest Period that would have been an Interest Payment Date had such Loan been a series of consecutive Loans with 90-day Interest Periods.

     "Interest Period" shall mean: (i) as to any Eurodollar Loan, the period commencing on the date of such Loan and ending on the numerically corresponding day (or if there is no corresponding day, the last day) in the calendar month that is 1, 2, 3, or 6 months thereafter, as the relevant Borrower may elect, and thereafter, each period commencing on the last day of the next preceding Interest Period for such Eurodollar Loan and ending on the numerically corresponding day (or if there is no corresponding day, the last day) in the calendar month that is 1, 2, 3 or 6 months thereafter, as the relevant Borrower may elect, (ii) as to any Alternate Base Loan, a period commencing on the date of such Alternate Base Loan and ending on the earlier of the date 90 days thereafter or the date on which such Alternate Base Loan is repaid or prepaid,
(iii) as to any Fixed Rate Loan, the period commencing on the date of such Loan and ending on the date specified in the Competitive Bid in which the offer to make the Fixed Rate Loan was extended (it being understood that any such Interest Period in respect of a Fixed Rate Loan may not be less than 7 days nor more than 360 days) and (iv) as to any Canadian Prime Loan, a period commencing on the date of such Canadian Prime Loan and ending on the earlier of the last Canadian Business Day of each calendar month or the date on which such Canadian Prime Loan is repaid or prepaid; provided, however, that (i) if any Interest Period would end on a day which shall not be an applicable Business Day, such Interest Period shall be extended to the next succeeding applicable Business Day unless, with respect to Eurodollar Loans only, such next succeeding applicable Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding applicable Business Day, (ii) no Interest Period with respect to any Loan shall end later than the Termination Date and
(iii) interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period.

     "Issuing Bank" shall mean, as the context may require, the U.S. Issuing Bank, the Canadian Issuing Bank, or both.

     "Issuing Bank Fees" shall have the meaning assigned to such term in Section 2.08(c).

     "L/C Disbursement" shall mean a payment or disbursement made by an Issuing Bank pursuant to a Letter of Credit.

     "L/C Exposure" shall mean the Canadian L/C Exposure and the U.S. L/C Exposure.

     "L/C Participation Fee" shall have the meaning assigned to such term in
Section 2.08(c).

     "Letter of Credit" shall mean, as the context may require, a U.S. Letter of Credit or a Canadian Letter of Credit.

     "LIBO Rate" shall mean, with respect to any Eurodollar Loan, the rate (rounded upwards, if not already a whole multiple of 1/100 of 1%, to the next higher 1/100 of 1%) equal to the offered rate for U.S. Dollar deposits for a period equal to the Interest Period for such Eurodollar Loan appearing on page 3750 of the Telerate Service (or such other page as may replace such page on the Telerate Service) as of 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period. If more than one such offered rate appears on such page of the Telerate Service, then the "LIBO Rate" shall be the arithmetic average of such offered rates (rounded upwards, if not already a whole multiple of 1/100 of 1%, to the next higher 1/100 of 1%). If such rate is not available on the Telerate Service, then the "LIBO Rate" shall be determined by reference to such other publicly available financial information service as may be agreed by the U.S. Agent and the Company or, as the case may be, the Canadian Agent and A&P Canada. If no such service is available or agreeable, the "LIBO Rate" shall be the rate (rounded upwards, if necessary, to the next 1/100 of 1%) at which U.S. Dollar deposits approximately equal in principal amount to
(i) in the case of a Standby Borrowing, the U.S. Agent's portion of such Eurodollar Loan and (ii) in the case of a Canadian Borrowing, the Canadian Agent's portion of such Eurodollar Loan, and for a maturity comparable to such Interest Period are offered to the principal London office of the applicable Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period. The applicable Agent shall determine the applicable LIBO Rate and such determination shall be conclusive absent manifest error.

     "Loan" shall mean a Canadian Loan or a U.S. Loan.

     "Loan Documents" shall mean this Agreement, the Letters of Credit, the Guarantee Agreement and the Indemnity, Subrogation and Contribution Agreement.

     "Loan Parties" shall mean the Borrowers and the Guarantors.

     "Margin" shall mean, as to any Eurodollar Competitive Loan, the margin (expressed as a percentage rate per annum in the form of a decimal to no more than four decimal places) to be added to or subtracted from the LIBO Rate in order to determine the interest rate applicable to such Loan, as specified in the Competitive Bid relating to such Loan.

     "Margin Stock" shall have the meaning assigned to it in Regulation U.

     "Material Adverse Change" shall mean a material adverse change in the business, assets or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole.

     "Material Subsidiary" shall mean any Subsidiary which at the time of any determination thereof has Tangible Net Worth exceeding 5% of Consolidated Tangible Net Worth.

     "Moody's" shall mean Moody's Investors Service, Inc and its successors.

     "Multiemployer Plan" shall mean a multiemployer plan as defined in Section 4001(a)(3) of ERISA to which the Company or any ERISA Affiliate (other than one considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Code) is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

     "Net Income" shall mean, for any period, the aggregate net income (or net deficit) of the Company for such period, computed on a Consolidated basis in accordance with GAAP.

     "OECD" shall mean the Organization for Economic Cooperation and Development.

     "PBGC" shall mean the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor thereto.

     "person" shall mean any natural person, corporation, division of a corporation, business trust, joint venture, association, company, partnership or government, or any agency or political subdivision thereof.

     "Plan" shall mean any pension plan (other than a Multiemployer Plan) with assets equal to or greater than $10,000,000 that is subject to the provisions of Title IV of ERISA or Section 412 of the Code and is maintained for employees of the Company or any ERISA Affiliate.

     "Pro Rata Percentage" of any Bank at any time shall mean (i) in the case of any determination in respect of a Canadian Commitment or any extension of credit thereunder, the percentage of the Total Canadian Commitment that is represented by such Bank's Canadian Commitment, or (ii) in the case of any determination in respect of a U.S. Commitment or any extension of credit thereunder, the percentage of the Total U.S. Commitment that is represented by such Bank's U.S. Commitment.

     "Ratings" shall refer to the ratings of Moody's and S&P applicable to the Company's senior unsecured non-credit enhanced long-term debt obligations.

     "Register" shall have the meaning assigned to it in Section 9.07(d).

     "Regulation G" shall mean Regulation G of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

     "Regulation U" shall mean Regulation U of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

     "Regulation X" shall mean Regulation X of the Board, as the same is from time to time in effect, and all official rulings and interpretations thereunder or thereof.

     "Rent Expense" shall mean, for any period, the rent expense (net of sub-lease income) of the Company and the Subsidiaries for such period for leases of real and personal property, determined on a Consolidated basis in accordance with GAAP (excluding any such expense that is included in Consolidated Interest Expense for such period).

     "Reportable Event" shall mean any reportable event as defined in Section 4043 of ERISA or the regulations issued thereunder with respect to a Plan (other than a plan maintained by an ERISA Affiliate that is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Code).

     "Required Banks" shall mean, at any time, (a) Banks having Commitments representing at least 51% of the sum of all Commitments at such time, (b) for purposes of acceleration pursuant to clause (ii) of the last paragraph of
Article VII, Banks having Loans, L/C Exposure, Acceptances and unused Commitments representing at least 51% of the sum of all Loans outstanding, L/C Exposure, Acceptances and unused Commitments or (c) if the Commitments have terminated, Banks having Loans, L/C Exposure, and Acceptances representing at least 51% of the sum of all Loans outstanding, L/C Exposure, and Acceptances. For purposes of determining the Required Banks, any amounts denominated in Canadian Dollars shall be translated into the U.S. Dollar Equivalent at the Exchange Rate in effect on the Closing Date.

     "Responsible Officer" of any corporation shall mean any executive officer (including in the case of the Company, any Financial Officer) of such corporation and any other officer or similar official thereof responsible for the administration of the obligations of such corporation in respect of this Agreement.

     "S&P" shall mean Standard & Poor's Ratings Group and its successors.

     "Sale and Leaseback Transaction" shall mean, with respect to any person (herein referred to as the "seller"), any arrangement, direct or indirect, whereby the seller shall sell or transfer any property, real or personal, and used or useful in its business, to another person (herein referred to as the "buyer"), and thereafter shall rent or lease from the buyer such property or other property that the seller intends to use for substantially the same purpose or purposes as the property being sold or transferred; provided, however, that such definition shall not include any sale and leaseback transaction with respect to (i) any supermarket which supermarket is sold or otherwise transferred to the buyer in connection with such sale and leaseback transaction within 18 months after such supermarket commences operations or (ii) any other real or personal property of the Company or any Subsidiary which real or personal property was purchased, constructed or otherwise acquired by the Company or such Subsidiary within the one-year period immediately prior to the sale or other transfer of such real or personal property by the Company or such Subsidiary to the buyer in connection with such sale and leaseback transaction.

     "Standby Borrowing" shall mean a borrowing consisting of simultaneous Standby Loans from each of the U.S. Banks distributed ratably among the U.S. Banks in accordance with their respective U.S. Commitments.

     "Standby Borrowing Request" shall mean a request made pursuant to Section
2.03 in the form of Exhibit B-2.

     "Standby Loan" shall have the meaning assigned to it in Section 2.01.

     "Statutory Reserves" shall mean a fraction (expressed as a decimal) the numerator of which is the number one and the denominator is the number one minus the aggregate of the reserve percentages (including, without limitation, any marginal, special, emergency, or supplemental reserves) expressed as a decimal established by the Board and any other banking authority to which the U.S. Agent is subject for new negotiable nonpersonal time deposits in U.S. Dollars of over U.S.$100,000 with maturities approximately equal to the applicable Interest Period. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

     "subsidiary" shall mean, with respect to any person (herein referred to as the "parent"), any corporation, association or other business entity of which more than 50% of the securities or other ownership interests having ordinary voting power is, at the time as of which any determination is being made, owned or controlled, directly or indirectly, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.

     "Subsidiary" shall mean a subsidiary of the Company, including, without limitation, A&P Canada.

     "Tangible Net Worth" of any person shall mean the excess of the total assets over total liabilities of such person, total assets and total liabilities each to be determined in accordance with GAAP, excluding, however, from the determination of total assets (a) except as otherwise provided in the proviso hereto, all assets which would be classified as intangibles under GAAP, including goodwill (whether representing the excess of cost over book value of assets acquired or otherwise), organizational expenses, trademarks, trade names, copyrights, patents, patent applications, licenses and rights in any thereof and (b) treasury stock held as an asset; provided, however, that there shall be included in the determination of total assets hereunder all licenses acquired by such person in the ordinary course of business.

     "Termination Date" shall mean the fifth anniversary of the Closing Date.

     "Total Canadian Commitment" shall mean at any time the aggregate amount of the Banks' Canadian Commitments, as in effect at such time.

     "Total Canadian Exposure" shall mean at any time the sum of the aggregate principal amount of outstanding Canadian Loans and Acceptances at such time plus the Canadian L/C Exposure at such time plus the aggregate face amount of the bankers' acceptances and letters of credit identified in Schedule 1.01 outstanding at such time. If the Total Canadian Exposure is to be expressed in Canadian Dollars, then any portion thereof denominated in U.S. Dollars shall be expressed at the Canadian Dollar Equivalent. If the Total Canadian Exposure is to be expressed in U.S. Dollars, then any portion thereof denominated in Canadian Dollars shall be expressed at the U.S. Dollar Equivalent.

     "Total U.S. Commitment" shall mean at any time the aggregate amount of the Banks' U.S. Commitments, as in effect at such time.

     "Total U.S. Exposure" shall mean at any time the sum of the aggregate principal amount of outstanding Standby Loans and Competitive Loans at such time plus the U.S. L/C Exposure at such time.

     "Transactions" shall have the meaning assigned to such term in Section
3.02.

     "U.S. Bank" shall mean a Bank that has a U.S. Commitment.

     "U.S. Business Day" shall mean any day not a Saturday, Sunday or legal holiday in the State of New York on which banks are open for business in New York City; provided, however, that when used in connection with a Eurodollar Loan, the term "U.S. Business Day" shall also exclude any day on which banks are not open for dealings in U.S. Dollar deposits in the London Interbank Market.

     "U.S. Commitment" shall mean, with respect to each Bank, the commitment, if any, of such Bank hereunder to extend credit to the Company as set forth in
Schedule 2.01, as the same may be increased or decreased from time to time pursuant to Section 2.09 or 2.23.

     "U.S. Dollars" and the symbol "U.S.$" shall mean the lawful currency of the United States.

     "U.S. Dollar Equivalent" shall mean, with respect to an amount of Canadian Dollars on any date, the amount of U.S. Dollars that may be purchased with such amount of Canadian Dollars at the Exchange Rate with respect to Canadian Dollars on such date.

     "U.S. Issuing Bank" shall mean The Chase Manhattan Bank (or any affiliate thereof) or any other U.S. Bank that may become a U.S. Issuing Bank pursuant to
Section 2.20(i), in each case with respect to Letters of Credit issued by it.

     "U.S. Loan" shall mean any Loan made to the Company hereunder. A U.S. Loan must be either a Competitive Loan (in which case such Loan must be a Eurodollar Competitive Loan or a Fixed Rate Loan) or a Standby Loan (in which case such Loan must be either an Alternate Base Loan or a Eurodollar Loan).

     "U.S. L/C Exposure" shall mean at any time the sum of (a) the aggregate undrawn amount of all outstanding U.S. Letters of Credit at such time plus (b) the aggregate principal amount of all L/C Disbursements made pursuant to U.S. Letters of Credit that have not yet been reimbursed at such time. The U.S. L/C Exposure of any Bank at any time shall mean its Pro Rata Percentage of the aggregate U.S. L/C Exposure at such time.

     "U.S. Letter of Credit" shall mean a letter of credit issued pursuant to
Section 2.20 for the account of the Company.

     "Wholly Owned Subsidiary" shall mean any Subsidiary of which all the securities or other ownership interests having ordinary voting power are, at the time as of which any determination is being made, owned or controlled by the Company or one or more Wholly Owned Subsidiaries or by the Company and one or more Wholly Owned Subsidiaries.

     "Withdrawal Liability" shall mean liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.

     SECTION 1.02. Terms Generally. The definitions in Section 1.01 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation". All references herein to Articles, Sections, Exhibits and Schedules shall be deemed references to Articles and Sections of, and Exhibits and Schedules to, this Agreement unless the context shall otherwise require. Except as otherwise expressly provided herein, (a) any reference in this Agreement to any Loan Document shall mean such document as amended, restated, supplemented or otherwise modified from time to time and (b) all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided, however, that, for purposes of determining compliance with any covenant set forth in Article VI, such terms shall be construed in accordance with GAAP as in effect on the date of this Agreement applied on a basis consistent with the application used in preparing the Company's audited financial statements referred to in Section 3.04.

                                   ARTICLE II

                                      LOANS

     SECTION 2.01. Commitments. Subject to the terms and conditions and relying upon the representations and warranties herein set forth, (a) each U.S. Bank, severally and not jointly, agrees to make standby revolving credit loans in U.S. Dollars ("Standby Loans") to the Company, at any time and from time to time on and after the date hereof and until the earlier of the Termination Date and the termination of the U.S. Commitment of such Bank in accordance with the terms hereof and (b) each Canadian Bank, severally and not jointly, agrees to make revolving credit loans in Canadian Dollars or U.S. Dollars ("Canadian Loans") to A&P Canada, at any time and from time to time on and after the date hereof and until the earlier of the Termination Date and the termination of the Canadian Commitment of such Bank in accordance with the terms hereof; provided, however, that (i) after giving effect to any Standby Loan, the Total U.S. Exposure shall not exceed the Total U.S. Commitment, (ii) after giving effect to any Canadian Loan, the Total Canadian Exposure (expressed in Canadian Dollars) shall not exceed the Total Canadian Commitment, (iii) after giving effect to any Standby Loan or Canadian Loan, the sum of the Total U.S. Exposure plus the Total Canadian Exposure (expressed in U.S. Dollars) shall not exceed U.S.$500,000,000,
(iv) at all times the outstanding aggregate principal amount of all Standby Loans made by a U.S. Bank shall equal its Pro Rata Percentage of the outstanding aggregate principal amount of all Standby Loans made by all U.S. Banks except as a result of the failure of any Bank to make a Standby Loan and (v) at all times the outstanding aggregate principal amount of all Canadian Loans made by a Canadian Bank shall equal its Pro Rata Percentage of the outstanding aggregate principal amount of all Canadian Loans made by all Canadian Banks. Each Bank's Commitment is set forth on Schedule 2.01 to this Agreement. Such Commitments may be terminated or reduced from time to time pursuant to Section 2.09 or increased pursuant to Section 2.09 or Section 2.23. Within the foregoing limits, the Company and A&P Canada may borrow, repay and reborrow hereunder on or after the date hereof and prior to the Termination Date, subject to the terms, provisions and limitations set forth herein.

     SECTION 2.02. Competitive Bid Procedure. (a) In order to request Competitive Bids, the Company shall give the U.S. Agent written or telecopy notice (or telephone notice promptly confirmed in writing) of the information requested by the form of Competitive Bid Request attached as Exhibit B-1 hereto to be received by the U.S. Agent (i) in the case of a Eurodollar Competitive Loan, not later than 10:00 a.m., New York City time, four U.S. Business Days before a proposed Competitive Borrowing and (ii) in the case of a Fixed Rate Loan, not later than 10:00 a.m., New York City time, one U.S. Business Day before a proposed Competitive Borrowing, and shall confirm such information by hand delivering or telecopying to the U.S. Agent a duly completed Competitive Bid Request substantially in the form of Exhibit B-1 hereto, to be received by the U.S. Agent not later than 5:00 p.m., New York City time, one U.S. Business Day before a proposed Competitive Borrowing. No Alternate Base Loan shall be requested in, or made pursuant to, a Competitive Bid Request. A Competitive Bid Request that does not conform substantially to the format of Exhibit B-1 may be rejected in the U.S. Agent's reasonable discretion, and the U.S. Agent shall promptly notify the Company of such rejection. Such request shall in each case refer to this Agreement and specify (x) the date of such Loans (which shall be a U.S. Business Day) and the aggregate principal amount thereof (which shall be in U.S. Dollars and shall not be less than U.S.$10,000,000 or greater than the Total U.S. Commitment and shall be an integral multiple of U.S.$1,000,000), (y) the Interest Period with respect thereto (which may not end after the Termination
Date) and (z) whether the Borrowing then being requested is to be a Eurodollar Borrowing or a Fixed Rate Borrowing. In addition, no Competitive Borrowing shall be allowed in an amount that, after giving effect to such borrowing and the application of the proceeds therefrom, would result in the Total U.S. Exposure exceeding the Total U.S. Commitment. Promptly after its receipt of a Competitive Bid Request that is not rejected as aforesaid, the U.S. Agent shall invite (in the form substantially as set forth in Exhibit C hereto) the U.S. Banks to bid, on the terms and conditions of this Agreement, to make Competitive Loans pursuant to such Competitive Bid Request.

     (b) Each U.S. Bank may, in its sole discretion, make a Competitive Bid to the Company responsive to the Competitive Bid Request. Each Competitive Bid by a U.S. Bank must be received by the U.S. Agent via hand delivery or telecopy, substantially in the form of Exhibit D hereto (i) in the case of a Eurodollar Competitive Loan, not later than 9:30 a.m., New York City time, three U.S. Business Days before a proposed Competitive Borrowing and (ii) in the case of Fixed Rate Borrowing, not later than 9:30 a.m., New York City time, on the U.S. Business Day of the proposed Competitive Borrowing. Competitive Bids that do not conform substantially to the format of Exhibit D may be rejected by the U.S. Agent after conferring with, and upon the instruction of, the Company, and the U.S. Agent shall notify the applicable Bank of such rejection as soon as practicable. Each Competitive Bid shall refer to this Agreement and specify (x) the principal amount (which shall be in U.S. Dollars and shall be in a minimum principal amount of U.S.$1,000,000 and in an integral multiple of U.S.$1,000,000 and which may equal the entire aggregate principal amount of the Competitive Borrowing requested by the Company) of the Competitive Loan that the U.S. Bank submitting such Competitive Bid is willing to make to the Company and (y) the Competitive Bid Rate at which such Bank is prepared to make the Competitive Loan. A Competitive Bid submitted by a U.S. Bank pursuant to this paragraph (b) shall be irrevocable.

     (c) The U.S. Agent shall promptly notify the Company by written or telecopy notice of all the Competitive Bids made, the Competitive Bid Rate and the principal amount of each Competitive Loan in respect of which a Competitive Bid was made and the identity of the U.S. Bank that made each bid. The U.S. Agent shall send a copy of all Competitive Bids to the Company for its records as soon as practicable after completion of the bidding process set forth in this Section 2.02.

     (d) The Company may in its sole and absolute discretion, subject only to the provisions of this paragraph (d), accept or reject any Competitive Bid referred to in paragraph (c) above. The Company shall give the U.S. Agent telephonic notice whether and to what extent it has decided to accept or reject any of or all the bids referred to in paragraph (c) above not later than 10:30 a.m., New York City time, on the U.S. Business Day of the proposed Competitive Borrowing, confirmed by written or telecopy notice not later than the later of
(i) 1:30 p.m., New York City time, on the U.S. Business Day of the proposed Competitive Borrowing and (ii) one hour after delivery of notice by the U.S. Agent to the Company of all Competitive Bids; provided, however, that (i) the failure by the Company to give such notice shall be deemed to be a rejection of all the bids referred to in paragraph (c) above, (ii) the Company shall not accept a bid made at a particular Competitive Bid Rate if the Company has decided to reject a bid made at a lower Competitive Bid Rate, (iii) the aggregate amount of the Competitive Bids accepted by the Company shall not exceed the principal amount specified in the Competitive Bid Request, (iv) if the Company shall accept a bid or bids made at a particular Competitive Bid Rate but the amount of such bid or bids shall cause the total amount of bids to be accepted by the Company to exceed the amount specified in the Competitive Bid Request, then the Company shall accept a portion of such bid or bids in an amount equal to the amount specified in the Competitive Bid Request less the amount of all other Competitive Bids accepted with respect to such Competitive Bid Request, which acceptance, in the case of multiple bids at such Competitive Bid Rate, shall be made pro rata in accordance with the amount of each such bid at such Competitive Bid Rate, and (v) no bid shall be accepted for a Competitive Loan unless such Competitive Loan is in a minimum principal amount of U.S.$1,000,000 and an integral multiple of U.S.$1,000,000; provided further, however, that if a Competitive Loan must be in an amount less than U.S.$1,000,000 because of the provisions of clause (iv) above, such Competitive Loan may be for a minimum of U.S.$1,000,000 or any integral multiple thereof, and in calculating the pro rata allocation of acceptances of portions of multiple bids at a particular Competitive Bid Rate pursuant to clause (iv) the amounts shall be rounded to integral multiples of U.S.$1,000,000 in a manner which shall be in the discretion of the Company. A notice given by the Company pursuant to this paragraph (d) shall be irrevocable.

     (e) The U.S. Agent shall promptly notify the U.S. Banks whether or not their Competitive Bids have been accepted (and if so, in what amount and at what Competitive Bid Rate) by written or telecopy notice sent by the U.S. Agent, and each successful bidder will thereupon become bound, subject to the other applicable conditions hereof, to make the Competitive Loan in respect of which its bid has been accepted.

     (f) A Competitive Borrowing shall not be made within five U.S. Business Days of the date of any other Competitive Borrowing, unless the Company and the U.S. Agent shall mutually agree otherwise.

     (g) If the U.S. Agent shall elect to submit a Competitive Bid in its capacity as a U.S. Bank, it shall submit such bid to the Company one quarter of an hour earlier than the latest time at which the other U.S. Banks are required to submit their bids to the U.S. Agent pursuant to paragraph (b) above.

     (h) All notices required by this Section 2.02 shall be made in accordance with Section 9.01.

     SECTION 2.03. Committed Borrowing Procedure. In order to effect a Standby Borrowing or a Canadian Borrowing, the applicable Borrower shall give the U.S. Agent (in the case of a Standby Borrowing) or the Canadian Agent (in the case of a Canadian Borrowing) telephonic notice of the information requested by the form of Standby Borrowing Request attached as Exhibit B-2 hereto or the Canadian Borrowing Request attached as Exhibit B-3 hereto, as applicable, (i) in the case of Eurodollar Loans, not later than 12:00 noon, New York City time, three Business Days before a proposed Standby Borrowing or Canadian Borrowing, as the case may be, (ii) in the case of Alternate Base Loans, not later than 11:00 a.m., New York City time, on the Business Day of a proposed Standby Borrowing or Canadian Borrowing, as the case may be, and (iii) in the case of Canadian Prime Loans, not later than 11:00 a.m., Toronto time, on the Canadian Business Day of a proposed Canadian Borrowing (in the case of a proposed Canadian Borrowing that consists of Canadian Prime Loans in an aggregate principal amount that is less than Cdn.$25,000,000) and not later than 12:00 noon, Toronto time, one Canadian Business Day before a proposed Canadian Borrowing (in the case of a proposed Canadian Borrowing that consists of Canadian Prime Loans in an aggregate principal amount that is equal to or greater than Cdn.$25,000,000), confirmed in each case by written or telecopy notice substantially in the form of Exhibit B-2 (other than with respect to clause (iii)) or B-3 hereto. No Fixed Rate Loan shall be requested or made pursuant to a Standby Borrowing Request. Such notice shall be irrevocable and shall in each case refer to this Agreement and specify
(x) whether the Loans then being requested are to be Eurodollar Loans, Alternate Base Loans or Canadian Prime Loans, (y) the date of such Loans (which shall be a Business Day), the currency in which the Loans are to be denominated (which shall be either U.S. Dollars or Canadian Dollars) and the aggregate amount thereof (which shall not be less than U.S.$5,000,000 or Cdn.$5,000,000, as applicable, and shall be an integral multiple of U.S.$1,000,000 or Cdn.$1,000,000, as applicable) and (z) the Interest Period with respect thereto (which shall not end later than the Termination Date). If no Interest Period with respect to any Eurodollar Loan is specified in any such notice, then the relevant Borrower shall be deemed to have selected an Interest Period of one month's duration. The applicable Agent shall promptly advise the applicable Banks of any notice given pursuant to this Section 2.03 and of each Bank's portion of the requested Standby Borrowing or Canadian Borrowing by written or telecopy notice. Each Standby Borrowing or Canadian Borrowing shall consist of Loans of the same type made as of the same day and having the same Interest Period. As used in this Section 2.03, the term "Business Day" refers to a U.S. Business Day when used in respect of a Standby Borrowing, or a Canadian Business Day when used in respect of a Canadian Borrowing.

     SECTION 2.04. Refinancings. A Borrower may refinance all or any part of any Loan to it with a Loan of the same or a different type made to it pursuant to
Section 2.02 or Section 2.03, subject to the conditions and limitations set forth herein and elsewhere in this Agreement, including, without limitation, refinancings of Competitive Loans with Standby Loans and Standby Loans with Competitive Loans; provided, however, that U.S. Loans shall not be refinanced with Canadian Loans and Canadian Loans shall not be refinanced with U.S. Loans. Any Loan or part thereof so refinanced shall be deemed to be repaid in accordance with Section 2.06 with the proceeds of a new borrowing hereunder and the proceeds of the new Loan, to the extent they do not exceed the principal amount of the Loan being refinanced, shall not be paid by the applicable Banks to the applicable Agent (except to the extent necessary to allocate funds among the applicable Banks in the case of a refinancing of a Competitive Loan with a Standby Loan or a refinancing of a Standby Loan with a Competitive Loan) or by the applicable Agent to the applicable Borrower pursuant to Section 2.05(c).

     SECTION 2.05. Loans. (a) Except as provided in Section 2.02, each Borrowing made by a Borrower on any date shall be in an integral multiple of U.S.$1,000,000 and in a minimum aggregate principal amount of U.S.$5,000,000 (or, in the case of a Borrowing of Canadian Prime Loans, an integral multiple of Cdn.$1,000,000 and in a minimum aggregate principal amount of Cdn.$5,000,000). Competitive Loans shall be made by the U.S. Banks in accordance with Section 2.02(d); and Standby Loans and Canadian Loans shall be made by the Banks ratably in accordance with their respective U.S. Commitments or Canadian Commitments, as the case may be, on the date of the related Standby Borrowing or Canadian Borrowing; provided, however, that the failure of any Bank to make any Loan shall not in itself relieve any other Bank of its obligation to lend hereunder.

     (b) Each Competitive Loan shall be a Eurodollar Competitive Loan or a Fixed Rate Loan; each Standby Loan shall be a Eurodollar Loan or an Alternate Base Loan; each Canadian Loan denominated in Canadian Dollars shall be a Canadian Prime Loan; and each Canadian Loan denominated in U.S. Dollars shall be an Alternate Base Loan or a Eurodollar Loan, in each case as the applicable Borrower may request subject to and in accordance with Section 2.02 or Section 2.03, as applicable. Each Bank may at its option make any Eurodollar Loan by causing a foreign branch or affiliate of such Bank to make such Loan; provided, however, that any exercise of such option shall not affect the obligation of the relevant Borrower to repay such Loan in accordance with the terms of this Agreement or such Bank to make such Loan; and provided further, that the exercise of such option shall not result in an increase in additional amounts payable by a Borrower pursuant to Section 2.18 (other than as the result of the application of Section 2.23). Loans of more than one interest rate option may be outstanding at the same time; provided, however, that the Borrower shall not be entitled to request any Loan which, if made, would result in an aggregate of more than 15 Borrowings being outstanding hereunder at any one time. For purposes of the foregoing, Loans having different Interest Periods, regardless of whether they commence on the same date, shall be considered separate Loans.

     (c) Subject to Section 2.04, (i) each U.S. Bank shall make its portion of each Competitive Borrowing and each Standby Borrowing on the proposed date thereof by paying the amount required to the U.S. Agent in New York, New York in immediately available funds not later than 12:00 noon, New York City time, and the U.S. Agent shall by 2:00 p.m., New York City time, credit the amounts so received to the general deposit account of the Company with the U.S. Agent or, if Loans are not made on such date because any condition precedent to a Borrowing herein specified shall not have been met, return the amounts so received to the respective U.S. Banks as soon as practicable; and (ii) each Canadian Bank shall make its portion of each Canadian Borrowing on the proposed date thereof by paying the amount required to the Canadian Agent in immediately available funds not later than 12:00 noon, Toronto time, and the Canadian Agent shall by 2:00 p.m., Toronto time, credit the amounts so received to the general deposit account of A&P Canada with the Canadian Agent or, if Loans are not made on such date because any condition precedent to a Borrowing herein specified shall not have been met, return the amounts so received to the respective Canadian Banks as soon as practicable.

     (d) If an Issuing Bank makes an L/C Disbursement in respect of a Letter of Credit and shall not have received from the applicable Borrower the payment required to be made by such Borrower pursuant to Section 2.20(e) within the time specified in such Section, such Issuing Bank will promptly notify the U.S. Agent, in the case of a U.S. Letter of Credit, or the Canadian Agent, in the case of a Canadian Letter of Credit, of the L/C Disbursement and such Agent will promptly notify each Bank that has a participation in such Letter of Credit of such L/C Disbursement and its Pro Rata Percentage thereof. Each such Bank shall pay by wire transfer of immediately available funds to such Agent not later than 2:00 p.m., New York City time (or, in the case of a Canadian Letter of Credit, Toronto time) on such date (or, if such Bank shall have received such notice later than 12:00 (noon), New York City (or, in the case of a Canadian Letter of Credit, Toronto time) on any day, not later than 10:00 a.m. New York City time (or, in the case of a Canadian Letter of Credit, Toronto time) on the immediately following Business Day), an amount equal to such Bank's Pro Rata Percentage of such L/C Disbursement, and such Agent will promptly pay to the applicable Issuing Bank amounts so received by it from such Banks. The applicable Agent will promptly pay to the applicable Issuing Bank any amounts received by it from the applicable Borrower pursuant to Section 2.20(e) prior to the time that any Bank makes any payment pursuant to this paragraph (f); any such amounts received by the applicable Agent thereafter will be promptly remitted by such Agent to the Banks that shall have made such payments and to such Issuing Bank, as their interests may appear. If any Bank shall not have made its Pro Rata Percentage of such L/C Disbursement available to the applicable Agent as provided above, such Bank and the applicable Borrower severally agree to pay interest on such amount, for each day from and including the date such amount is required to be paid in accordance with this paragraph to but excluding the date such amount is paid, to such Agent at (i) in the case of a Borrower, a rate per annum equal to the interest rate applicable to overdue Alternate Base Loans (or, in the case of amounts payable in Canadian Dollars, the interest rate applicable to overdue Canadian Prime Loans) pursuant to Section 2.10, and (ii) in the case of such Bank, for the first such day, the Federal Funds Effective Rate, and for each day thereafter, the Alternate Base Rate (or, in the case of amounts payable in Canadian Dollars, the Canadian Prime Rate).

     SECTION 2.06. Evidence of Debt; Repayment of Loans. (a) The outstanding principal amount of each Loan shall be payable on the last day of the Interest Period applicable to such Loan.

     (b) Each Bank shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Bank resulting from each Loan made by such Bank from time to time, including the amounts of principal and interest payable and paid such Bank from time to time under this Agreement.

     (c) Each of the Agents shall maintain accounts in which it will record (i) the amount of each U.S. Loan (in the case of the U.S. Agent) or Canadian Loan (in the case of the Canadian Agent) made hereunder, the type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the applicable Borrower to each relevant Bank hereunder and (iii) the amount of any sum received by such Agent hereunder from either Borrower or any Guarantor and each relevant Bank's share thereof.

     (d) The entries made in the accounts maintained pursuant to paragraphs (b) and (c) above shall be prima facie evidence of the existence and amounts of the obligations therein recorded; provided, however, that the failure of any Bank or either Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of either Borrower to repay its Loans in accordance with their terms.

     (e) Notwithstanding any other provision of this Agreement, in the event any Bank shall request and receive (which it shall be entitled to do at any time in its sole discretion) a promissory note payable to such Bank and its registered assigns, the interests represented by such note shall at all times (including after any assignment of all or part of such interests pursuant to Section 9.07) be represented by one or more promissory notes payable to the payee named therein or its registered assigns.

     SECTION 2.07. Interest. (a) Subject to the provisions of Sections 2.10 and 2.11, each Eurodollar Loan shall bear interest (computed on the basis of the actual number of days elapsed over a year of 360 days) at a rate per annum equal to the LIBO Rate plus the Applicable Margin. Interest on each Eurodollar Loan shall be payable on each applicable Interest Payment Date.

     (b) Subject to the provisions of Section 2.10, each Alternate Base Loan shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, if the Alternate Base Rate is based on the Prime Rate, or a year of 360 days, if the Alternate Base Rate is based on the Base CD Rate or the Federal Funds Effective Rate) at a rate per annum equal to the Alternate Base Rate. Interest on each Alternate Base Loan shall be payable on each applicable Interest Payment Date.

     (c) Subject to the provisions of Section 2.10, each Fixed Rate Loan shall bear interest at a rate per annum (computed or the basis of the actual number of days elapsed over a year of 360 days) equal to the fixed rate of interest offered by the U.S. Bank making such Loan and accepted by the Company pursuant to Section 2.02. Interest on each Fixed Rate Loan shall be payable on each applicable Interest Payment Date.

     (d) Subject to the provisions of Section 2.10, each Canadian Prime Loan shall bear interest (computed on the basis of the actual number of days elapsed over a year of 365 days) at a rate per annum equal to the Canadian Prime Rate. Interest on each Canadian Prime Loan shall be payable on each applicable Interest Payment Date.

     (e) With respect to Canadian Loans and fees relating thereto, unless otherwise stated herein, wherever reference is made to a rate of interest "per annum" or a similar expression, such interest shall be calculated on the basis of a calendar year of 365 days or 366 days, as the case may be, and using the nominal rate method of calculation, and shall not be calculated using the effective rate method of calculation or on any other basis that gives effect to the principle of deemed reinvestment of interest.

     (f) For the purposes of the Interest Act (Canada) and disclosure thereunder, whenever interest to be paid with respect to Canadian Loans or fees relating thereto, is to be calculated on the basis of a year of 360 days or any other period of time that is less than a calendar year, the yearly rate of interest to which the rate determined pursuant to such calculation is equivalent is the rate so determined multiplied by the actual number of days in the calendar year in which the same is to be ascertained and divided by either 360 or such other period of time, as the case may be.

     SECTION 2.08. Fees. (a) The Company agrees to pay to each U.S. Bank and A&P Canada agrees to pay to each Canadian Bank, in each case through the applicable Agent for such Bank, in arrears on the first day of March, June, September and December in each year, and on the date on which the applicable Commitment of such Bank shall be terminated as provided herein, a facility fee (a "Facility Fee") at a rate per annum equal to the Applicable Facility Fee Percentage from time to time in effect on the principal amount of the U.S. Commitment of such U.S. Bank or the Canadian Commitment of such Canadian Bank, as the case may be, from time to time during the preceding quarter (or shorter period commencing with the date hereof or ending with the Termination Date or the date on which the applicable Commitment of such Bank shall be terminated). The Facility Fee due to each Bank shall commence to accrue on the Closing Date and shall cease to accrue on the date on which the applicable Commitment of such Bank shall be terminated as provided herein. Facility Fees in respect of U.S. Commitments shall be payable in U.S. Dollars and shall be computed on the basis of the actual number of days elapsed in a year of 360 days. Facility Fees in respect of Canadian Commitments shall be payable in Canadian Dollars and shall be computed on the basis of the actual number of days elapsed in a year of 365 days or 366 days, as the case may be.

     (b) The Company agrees to pay to the U.S. Agent administrative fees and other amounts ("Administrative Fees") as specified in a separate letter agreement between the U.S. Agent and the Company.

     (c) Each of the Borrowers agrees to pay (i) to the Issuing Banks with respect to each Letter of Credit, the standard fronting, issuance and drawing fees specified from time to time by the relevant Issuing Bank (the "Issuing Bank Fees") and (ii) the fees with respect to each Letter of Credit (the "L/C Participation Fees") described below. The Company shall pay to each U.S. Bank, through the U.S. Agent, a fee calculated on such U.S. Bank's Pro Rata Percentage of the average daily aggregate undrawn amount of all outstanding U.S. Letters of Credit during the preceding quarter (or shorter period commencing with the date hereof or ending with the Termination Date or the date on which all U.S. Letters of Credit have been canceled, cash collateralized or have expired and the U.S. Commitment shall have been terminated) at a rate equal to the Applicable Margin. A&P Canada shall pay to each Canadian Bank, through the Canadian Agent, a fee in U.S. Dollars calculated on such Canadian Bank's Pro Rata Percentage of the average daily aggregate undrawn amount of all outstanding Canadian Letters of Credit denominated in U.S. Dollars during the preceding quarter (or shorter period commencing with the date hereof or ending with the Termination Date or the date on which all Canadian Letters of Credit have been canceled, cash collateralized or have expired and the Canadian Commitment shall have been terminated) at a rate equal to the Applicable Margin. A&P Canada shall also pay to each Canadian Bank, through the Canadian Agent, a fee in Canadian Dollars calculated on such Canadian Bank's Pro Rata Percentage of the average daily aggregate undrawn amount of all outstanding Canadian Letters of Credit denominated in Canadian Dollars during the preceding quarter (or shorter period commencing with the date hereof or ending with the Termination Date or the date on which all Canadian Letters of Credit have been canceled, cash collateralized or have expired and the Canadian Commitment shall have been terminated) at a rate equal to the Applicable Margin. All Issuing Bank Fees and L/C Participation Fees shall be computed on the basis of the actual number of days elapsed in a year of 360 days (or, in the case of Issuing Bank Fees and L/C Participation Fees payable to Canadian Banks, 365 days or 366 days, as the case may be) and shall be payable on the first day of March, June, September and December of each year and on the date on which the Commitment of the relevant Bank shall be terminated as provided herein.

     (d) A&P Canada agrees pay to each Canadian Bank a fee (the "Acceptance Fee") in advance, at a rate per annum equal to the Applicable Margin, on the date of issue of each Acceptance. All Acceptance Fees shall be calculated on the face amount of the Acceptance issued and computed on the basis of the actual number of days in the term thereof and a year of 365 or 366 days, as the case may be. The Acceptance Fee shall be in addition to any other fees payable to each Canadian Bank in connection with the issuance or discounting of such Acceptance. The discount rate for Acceptance Fees shall be calculated under terms customary to the practice of the Canadian Banks and shall be based upon a year of 365 or 366 days, as the case may be.

     (e) All Fees shall be paid on the dates due, in immediately available funds, to the applicable Agent for distribution, if and as appropriate, among the applicable Banks, except that the Issuing Bank Fees shall be paid directly to the Issuing Banks. Fees will be payable to the U.S. Agent, the U.S. Banks and the U.S. Issuing Bank in U.S. Dollars and to the Canadian Agent, the Canadian Banks and the Canadian Issuing Bank in Canadian Dollars; provided, however, that L/C Participation Fees payable to Canadian Banks in respect of Canadian Letters of Credit denominated in U.S. Dollars shall be payable in U.S. Dollars. Except to the extent otherwise agreed with respect to Administrative Fees in the letters described in (b) above, once paid, none of the Fees shall be refundable under any circumstances.

     SECTION 2.09. Termination, Reduction or Reallocation of Commitments. (a) The Company may in full permanently terminate, or from time to time in part permanently reduce, the Total U.S. Commitment, in each case upon at least three U.S. Business Days' irrevocable written or telecopy notice to the U.S. Agent; provided, however, that (i) the Company may not terminate or partially reduce the Total U.S. Commitment to an amount less than the sum of all Competitive Loans then outstanding, (ii) if the Total U.S. Commitment is terminated or reduced to an amount less than the sum of all Competitive Loans then outstanding plus the U.S. L/C Exposure, then the Company shall, as a condition to such termination or reduction, provide cash collateral in accordance with Section
9.08 in an amount equal to the shortfall and (iii) the Company shall not terminate or reduce the Total U.S. Commitment unless A&P Canada concurrently terminates, or ratably reduces, as the case may be, the Total Canadian Commitment in accordance with paragraph (b) below. Each partial reduction of the Total U.S. Commitment shall be in an integral multiple of U.S.$1,000,000 and in a minimum aggregate principal amount of U.S.$5,000,000. Each reduction in the Total U.S. Commitment pursuant to this paragraph shall be made ratably among the U.S. Banks in accordance with each U.S. Bank's Pro Rata Percentage of the Total U.S. Commitment.

     (b) A&P Canada may in full permanently terminate, or from time to time in part permanently reduce, the Total Canadian Commitment, in each case upon at least three Canadian Business Days' irrevocable written or telecopy notice to the Canadian Agent; provided, however, that if the Total Canadian Commitment is terminated or reduced to an amount less than the sum of the Canadian L/C Exposure and the amount of outstanding Acceptances, then A&P Canada shall, as a condition to such termination or reduction, provide cash collateral in accordance with Section 9.08 in an amount equal to the shortfall. Each reduction in the Total Canadian Commitment pursuant to this paragraph shall be made ratably among the Canadian Banks in accordance with each Canadian Bank's Pro Rata Percentage of the Total Canadian Commitment.

     (c) The applicable Borrower shall pay to the applicable Agent for the account of the applicable Banks, on the date of each termination or reduction (and such Agent shall notify such Banks of such termination or reduction), the Facility Fees on the amount of the Commitments so terminated or reduced accrued to the date of such termination or reduction.

     (d) Subject to the satisfaction of the conditions set forth in paragraph
(e) below, the Borrowers may reallocate all or a portion of a Bank's Commitment in accordance with the following procedures; provided that no such reallocation shall be permitted that would have the effect, together with any previous reallocations hereunder, of increasing or decreasing the Total U.S. Commitment to an amount that is U.S.$50,000,000 or more above or below, as the case may be, the amount thereof that would have been in effect at the time if no such reallocations had been made hereunder. In the case of any such reallocation, the Total U.S. Commitment (in the case of a reallocation of a U.S. Commitment) or the Total Canadian Commitment (in the case of a reallocation of a Canadian Commitment), as the case may be, shall be reduced by the amount of the reallocated Commitment (the "Reallocated Commitment") and the Total Canadian Commitment (if the Reallocated Commitment was a U.S. Commitment) or the Total U.S. Commitment (if the Reallocated Commitment was a Canadian Commitment) shall be increased by an amount equal to (i) in the case of an increase in the Total U.S. Commitment, the U.S. Dollar Equivalent (calculated on the basis of the Exchange Rate determined by the U.S. Agent on the Closing Date) of the Reallocated Commitment and (ii) in the case of an increase in the Total Canadian Commitment, the Canadian Dollar Equivalent (calculated on the basis of the Exchange Rate determined by the U.S. Agent on the Closing Date) of the Reallocated Commitment. Any such reallocation shall be subject to execution of documentation with respect thereto by the Borrowers, the Agents, the Bank whose Commitment is reduced pursuant to such reallocation (the "Reduced Bank") and the Bank that will assume the increased Commitment resulting from such reallocation, which may be the Reduced Bank or an affiliate thereof (the "Increased Bank"). The Agents shall notify the Banks of any such reallocation. Any such reallocation shall not require any consent or approval of any Bank other than the Reduced Bank and the Increased Bank, but the amounts of the respective Commitments of such other Banks shall not be changed by any such reallocation. In the event of any such reallocation (i) the credit facility comprised of the Reallocated

Commitment, the other Commitments to the same Borrower and the Loans and other extensions of credit hereunder to the Borrower in respect of such Commitments is referred to herein as the "Reduced Facility", and (ii) the credit facility comprised of the Commitment of the Increased Bank, the other Commitments to the same Borrower and the Loans and other extensions of credit hereunder in respect of such Commitments is referred to herein as the "Increased Facility".

     (e) The consummation of any reallocation pursuant to paragraph (d) above shall be subject to satisfaction of the following conditions on the date of such consummation:

          (i) the conditions to borrowing set forth in Section 4.01 shall be satisfied at the time;

          (ii) each of the Agents, each Issuing Bank, the Reduced Bank and the Increased Bank shall have consented in writing to such reallocation;

          (iii) the Borrower in respect of the Reduced Facility will prepay outstanding Standby Loans or Canadian Loans, as applicable, in such amounts as shall be necessary in order that, after giving effect to the reallocation of Commitments and to such prepayments, the aggregate outstanding principal amount of such Standby Loans or Canadian Loans are held by the Banks ratably in accordance with their Commitments in respect of the Reduced Facility;

          (iv) the Borrower in respect of the Increased Facility will prepay all outstanding Canadian Loans or Standby Loans, as applicable (without prejudice to such Borrower's right to borrow on such date);

          (v) the participations in Letters of Credit, and the Canadian L/C Exposure and the U.S. L/C Exposure represented thereby, shall be adjusted so that, after giving effect to the reallocation of Commitments, the Canadian L/C Exposure of each Canadian Bank shall equal its Pro Rata Percentage of the aggregate Canadian L/C Exposure at the time and the U.S. L/C Exposure of each U.S. Bank shall equal its Pro Rata Percentage of the aggregate U.S. L/C Exposure at the time; and, if there are any unreimbursed L/C Disbursements at the time, the applicable Borrower shall pay the same in full together with accrued interest, if any, thereon; and

          (vi) such reallocation shall not result in the prepayment of any Competitive Loan or any Acceptance Obligation and, after giving effect to such reallocation and the satisfaction of the conditions specified above,
     (A) the Total U.S. Exposure shall not exceed the Total U.S. Commitment, (B) the Total Canadian Exposure (expressed in Canadian Dollars) shall not exceed the Total Canadian Commitment, (C) the sum of the Total U.S. Exposure plus the Total Canadian Exposure (expressed in U.S. Dollars) shall not exceed U.S.$500,000,000, (D) the outstanding principal amount of all Standby Loans of each U.S. Bank shall equal its Pro Rata Percentage of the outstanding aggregate principal amount of all Standby Loans of all U.S. Banks and (E) the outstanding principal amount of all Canadian Loans of each Canadian Bank shall equal its Pro Rata Percentage of the outstanding aggregate principal amount of all Canadian Loans of all Canadian Banks.

     SECTION 2.10. Interest on Overdue Amounts. If either Borrower shall default in the payment of the principal of or interest on any Loan or any other amount becoming due from it hereunder or under any other Loan Document, such Borrower shall on demand from time to time pay interest, to the extent permitted by law, on such defaulted amount up to (but not including) the date of actual payment (after as well as before judgment) at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to (a) in the case of amounts payable in U.S. Dollars, 2% above the Alternate Base Rate and
(b) in the case of amounts payable in Canadian Dollars, 2% above the Canadian Prime Rate.

     SECTION 2.11. Alternate Rate of Interest. In the event, and on each occasion, that on the day two Business Days prior to the commencement of any Interest Period for a Eurodollar Loan, the U.S. Agent (in the case of a U.S.
Loan) or the Canadian Agent (in the case of a Canadian Loan) shall have determined that U.S. Dollar deposits in the amount of the principal amount of such Eurodollar Loan are not generally available in the London Interbank Market, or that the rate at which such U.S. Dollar deposits are being offered will not adequately and fairly reflect the cost to the applicable Banks of making or maintaining the principal amount of such Eurodollar Loan during such Interest Period, or reasonable means do not exist for ascertaining the LIBO Rate, then such Agent shall, as soon as practicable thereafter, give written or telecopy notice of such determination to the relevant Borrower and the relevant Banks. In the event of any such determination, any request by a Borrower for the making or refinancing of a Eurodollar Loan pursuant to Section 2.03 or 2.04 shall be deemed to be a request for an Alternate Base Loan;

provided, however, that the relevant Borrower may, by telephonic notice (confirmed in writing) given to the relevant Agent not later than one hour following its receipt of such notice from such Agent, elect to cancel its request for such Loan, notwithstanding anything to the contrary in Section 2.03 or 2.04. After such notice shall have been given by an Agent and until the circumstances giving rise to such notice no longer exist, each request for a Eurodollar Loan shall be deemed to be a request for an Alternate Base Loan. Each determination by an Agent hereunder shall be conclusive absent manifest error.

     SECTION 2.12. Prepayment of Loans. (a) The Company shall have the right at any time and from time to time to prepay any Standby Borrowing, and A&P Canada shall have the right at any time and from time to time to prepay any Canadian Borrowing, in whole or in part, subject to the requirements of Section 2.15 but otherwise without premium or penalty, upon giving (i) three U.S. Business Days (or, in the case of prepayment of Eurodollar Loans that are part of a Canadian Borrowing, three Canadian Business Days) prior to prepayment, in the case of Eurodollar Loans and (ii) one Canadian Business Day prior to prepayment, in the case of Canadian Prime Loans or Alternate Base Loans (or, in the case of prepayment of Alternate Base Loans that are part of a U.S. Borrowing, one U.S. Business Day) written or telecopy notice to the applicable Agent; provided, however, that each such partial prepayment shall be in an integral multiple of U.S.$1,000,000 and in a minimum aggregate principal amount of at least U.S.$5,000,000 (or, in the case of a Canadian Borrowing denominated in Canadian Dollars, an integral multiple of Cdn.$1,000,000 and in a minimum aggregate principal amount of at least Cdn.$5,000,000). Such Agent shall thereafter promptly give such notice to the applicable Banks. The Company shall not have the right to prepay any Competitive Borrowing.

     (b) On the date of any termination or reduction of the Commitment of any Bank pursuant to Section 2.09, the relevant Borrower shall pay or repay so much of the Standby Loans or Canadian Loans, as applicable, of such Bank as shall be necessary in order that the aggregate principal amount of the Standby Loans or Canadian Loans, as applicable, of such Bank outstanding will not exceed the Commitment of such Bank following such termination or reduction. Subject to the foregoing, any such payment or prepayment shall be applied to such Borrowing or Borrowings as the relevant Borrower shall select. All prepayments under this paragraph shall be subject to Section 2.15.

     (c) Each notice of prepayment shall specify the prepayment date and the aggregate principal amount of each Standby Loan or Canadian Loan, as applicable, to be prepaid, shall be irrevocable and shall commit the relevant Borrower to prepay such Standby Loan or Canadian Loan, as applicable, by the amount stated therein. All prepayments under this Section shall be accompanied by accrued interest on the principal amount being prepaid to the date of prepayment. Amounts prepaid pursuant to this Section shall be available to be reborrowed from the Banks hereunder in accordance with the terms hereof to the extent such reborrowings do not cause the Total U.S. Exposure to exceed the then outstanding Total U.S. Commitment or cause the Total Canadian Exposure (expressed in Canadian Dollars) to exceed the then outstanding Total Canadian Commitment.

     Section 2.13. Reserve Requirements; Change in Circumstances. (a) Notwithstanding any other provision herein, if after the date of this Agreement any change in applicable law or regulation or in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof (whether or not having the force of law) shall change the basis of taxation of payments to any Bank or Issuing Bank of the principal of or interest on any Eurodollar Loan or Fixed Rate Loan made by such Bank or any Fees or other amounts payable hereunder (other than changes in respect of taxes imposed on the overall net income of such Bank or Issuing Bank by the jurisdiction in which such Bank or Issuing Bank has its principal office or by any political subdivision or taxing authority therein), or shall impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of or credit extended by any Bank or Issuing Bank or shall impose on such Bank or Issuing Bank or the London interbank market any other condition affecting this Agreement or Eurodollar Loans or Fixed Rate Loans made by such Bank or any Letter of Credit or participation therein, and the result of any of the foregoing shall be to increase the cost to such Bank or Issuing Bank of making or maintaining any Eurodollar Loan or Fixed Rate Loan or increase the cost to any Bank or Issuing Bank of issuing or maintaining any Letter of Credit or purchasing or maintaining a participation therein or to reduce the amount of any sum, received or receivable by such Bank or Issuing Bank hereunder (whether of principal, interest or otherwise) by an amount deemed by such Bank or Issuing Bank, in its reasonable judgment, to be material, then the relevant Borrower will pay to such Bank or Issuing Bank, as the case may be, upon demand such additional amount or amounts as will compensate such Bank or Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

     (b) If any Bank or Issuing Bank shall have determined, after the date hereof, that the applicability of any law, rule, regulation, agreement or guideline adopted pursuant to or arising out of the July 1988 report of the Basle Committee on Banking Regulations and Supervisory Practices entitled "International Convergence of Capital Measurement and Capital Standards", or the adoption after the date hereof of any other law, rule, regulation, agreement or guideline regarding capital adequacy, or any change in any of the foregoing (regardless of whether such change in such law, rule, regulation, agreement or guideline has been adopted) or in the interpretation or administration of any of the foregoing by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or any lending office of such Bank) or Issuing Bank or any Bank's or Issuing Bank's holding company with any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on such Bank's or Issuing Bank's capital or on the capital of such Bank's or Issuing Bank's holding company, if any, as a consequence of this Agreement or the Loans made or participations in Letters of Credit purchased by such Bank pursuant hereto or any Letter of Credit issued by such Issuing Bank pursuant hereto to a level below that which such Bank or Issuing Bank or such Bank's or Issuing Bank's holding company could have achieved but for such applicability, adoption, change or compliance (taking into consideration such Bank's or Issuing Bank's policies and the policies of such Bank's or Issuing Bank's holding company with respect to capital adequacy) by an amount deemed by such Bank or Issuing Bank to be material, then from time to time the relevant Borrower shall pay to such Bank or Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Bank or Issuing Bank or such Bank's or Issuing Bank's holding company for any such reduction suffered.

     (c) A certificate of each Bank or Issuing Bank setting forth such amount or amounts as shall be necessary to compensate such Bank or Issuing Bank or its holding company as specified in paragraph (a) or (b) above, as the case may be, and (ii) an explanation in reasonable detail of the manner in which such amount or amounts shall have been determined shall be delivered to the relevant Borrower and shall be conclusive absent manifest error. The relevant Borrower shall pay each Bank or Issuing Bank the amount shown as due on any such certificate delivered by it within 10 days after its receipt of the same.

     (d) Except as provided in this Section 2.13, failure on the part of any Bank or Issuing Bank to demand compensation for any increased costs or reduction in amounts received or receivable or reduction in return on capital with respect to any period shall not constitute a waiver of such Bank's or Issuing Bank's right to demand compensation with respect to such period or any other period. The protection of this Section 2.13 shall be available to each Bank and Issuing Bank regardless of any possible contention of the invalidity or inapplicability of the law, rule, regulation, guideline or other change or condition which shall have occurred or been imposed. No Bank or Issuing Bank shall be entitled to compensation under this Section 2.13 for any costs incurred or reductions suffered with respect to any date unless it shall have notified the relevant Borrower that it will demand compensation for such costs or reductions not more than 180 days after the later of (i) such date and (ii) the date on which it shall have become aware of such costs or reductions.

     SECTION 2.14. Change in Legality. (a) Notwithstanding anything to the contrary contained elsewhere in this Agreement, if any change after the date hereof in law or regulation or in the interpretation thereof (including, without limitation, any request, guideline or policy not having the force of law) by any governmental authority charged with the administration thereof shall make it unlawful for any Bank to make or maintain a Eurodollar Loan or to give effect to its obligations as contemplated hereby with respect to a Eurodollar Loan, then, by written notice to the relevant Borrower and Agent, such Bank may:

     (i) declare that Eurodollar Loans will not thereafter be made by such Bank hereunder, whereupon the relevant Borrower shall be prohibited from requesting Eurodollar Loans from such Bank hereunder unless and until such declaration is subsequently withdrawn; and

     (ii) require that all outstanding Eurodollar Loans made by it be converted to Alternate Base Loans, whereupon all such Eurodollar Loans shall be automatically converted to Alternate Base Loans as of the effective date of such notice as provided in paragraph (b) below (notwithstanding the provisions of Section 2.04).

     (b) For purposes of this Section, a notice to the relevant Borrower by any Bank pursuant to paragraph (a) above shall be effective with respect to outstanding Eurodollar Loans, if lawful, on the last day of the then current Interest Period; in all other cases, such notice shall be effective on the date of receipt by the relevant Borrower.

     SECTION 2.15. Indemnity. Each Borrower shall indemnify each Bank against any actual loss or expense which such Bank sustains or incurs as a direct consequence of any failure by such Borrower to fulfill on the date of any borrowing hereunder the applicable conditions set forth in Article IV, any failure by such Borrower to borrow hereunder after notice of borrowing, or drawing, as the case may be, pursuant to Article II has been given with respect to Standby Loans, Drafts or Canadian Loans or after Competitive Bids have been accepted with respect to Competitive Loans, any payment, prepayment or conversion of a Eurodollar Loan or Acceptance required by any other provision of this Agreement or otherwise made on a date other than the last day of the applicable Interest Period or maturity date, as applicable, any default in the payment, prepayment or repayment of the principal amount of any Loan or Acceptance or any part thereof or interest accrued thereon, as and when due and payable (at the due date thereof, by irrevocable notice of prepayment or otherwise), or the occurrence of any Event of Default, including, but not limited to, any loss or reasonable expense sustained or incurred or to be sustained or incurred in liquidating or employing deposits from third parties acquired to effect or maintain such Loan or any part thereof as a Eurodollar Loan or Competitive Loan. Such loss or reasonable expense shall include, without limitation, an amount equal to the excess, if any, as reasonably determined by each Bank of (i) its cost of obtaining the funds for the Loan being paid, prepaid or converted or not borrowed (based on the LIBO Rate or, in the case of a Competitive Loan, the fixed rate of interest, applicable thereto) for the period from the date of such payment, prepayment or conversion or failure to borrow to the last day of the Interest Period for such Loan (or, in the case of a failure to borrow, the Interest Period for such Loan which would have commenced on the date of such failure to borrow) over (ii) the amount of interest (as reasonably determined by such Bank) that would be realized by such Bank in reemploying the funds so paid, prepaid or converted or not borrowed for such period or Interest Period, as the case may be. A certificate of each Bank setting forth any amount or amounts which such Bank is entitled to receive pursuant to this Section shall be delivered to the applicable Borrower and shall be conclusive absent manifest error. The applicable Borrower shall pay all such amounts within 30 days after receipt of such certificate.

     SECTION 2.16. Money of Account, etc. This is an international loan transaction in which the specification of U.S. Dollars or Canadian Dollars is of the essence, and U.S. Dollars or Canadian Dollars, as specified herein, shall be the currency of account and of payment in all events. The payment obligations of the Borrowers and the other Loan Parties shall not be discharged by an amount paid in another currency, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on prompt conversion to U.S. Dollars or, as the case may be, Canadian Dollars under normal banking procedures shall not yield the amount of U.S. Dollars or Canadian Dollars, as the case may be, due hereunder. In the event that any payment made in a currency other than U.S. Dollars or Canadian Dollars, as the case may be, whether pursuant to a judgment or otherwise, upon conversion shall not yield such amount of U.S. Dollars or Canadian Dollars, the applicable Banks shall be entitled to demand immediate payment of, and shall have a separate cause of action for, the U.S. Dollar or Canadian Dollar deficiency. All amounts payable by either Borrower hereunder and under any other Loan Document shall be paid in U.S. Dollars (other than principal of and interest on Loans and L/C Disbursements denominated in Canadian Dollars, Acceptance Fees, Facility Fees in respect of Canadian Commitments and L/C Participation Fees in respect of Canadian Letters of Credit denominated in Canadian Dollars, as well as indemnification and expense reimbursement obligations to the extent invoiced or otherwise claimed in Canadian Dollars, all of which shall be paid in Canadian Dollars) in immediately available funds at the office of the U.S. Agent at 270 Park Avenue, New York, New York, by 12:00 noon New York time (or, in the case of amounts payable to the Canadian Banks, the Canadian Issuing Bank or the Canadian Agent, at the office of the Canadian Agent, One First Canadian Place, 100 King Street West, Suite 6900, Toronto, Ontario M5X 1A4, by 12:00 noon, Toronto time) on the date on which such payment shall be due; provided, however, that Issuing Bank Fees shall be paid directly to the applicable Issuing Bank. Should the principal, or any installment of the principal of or interest on any of the Borrowings or any Fee payable hereunder or under any other Loan Document, become due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day, and, in the case of principal or an installment of principal, interest shall be payable thereon at the rate herein specified during any such extension; provided, however, with respect only to any such payment of principal of or interest on any Eurodollar Loan, that if such next succeeding Business Day would fall in the next calendar month, the maturity of such Loan shall be shortened to the next preceding Business Day. Interest in respect of any Loan hereunder shall accrue from and including the date of such Loan to but excluding the date on which such Loan is paid.

     SECTION 2.17. Pro Rata Treatment, etc. (a) All payments of Facility Fees shall be made pro rata among the Banks in accordance with their respective Commitments, except in each case (i) as otherwise expressly contemplated hereby and (ii) as required to give effect to the provisions of Sections 2.09(d) and
(e), 2.13 and 2.14.

     (b) Except as permitted under or required by Sections 2.09(d) and (e), 2.13 and 2.14, (i) each payment or prepayment of principal and each payment of interest with respect to any single Competitive Borrowing or any single Standby Borrowing or any single Canadian Borrowing shall be made pro rata among the Banks in accordance with the respective principal amounts of the Loans extended by each Bank, if any, with respect to such Competitive Borrowing or Standby Borrowing or Canadian Borrowing, (ii) refinancings of Standby Loans with Standby Loans of any type, or of Canadian Loans with Canadian Loans of any type, shall be made pro rata among the Banks in accordance with the respective principal amount of credit extended by each Bank, if any, with respect to the Standby Borrowing or Canadian Borrowing, as the case may be, being refinanced, (iii) refinancings of Competitive Loans with Standby Loans and advances of Standby Loans or Canadian Loans which are not refinancings of other Loans shall be made pro rata among the Banks in accordance with their respective U.S. Commitments (in the case of Standby Loans) or Canadian Commitments (in the case of Canadian Loans), and (iv) each reduction of the Commitments shall be made pro rata among the Banks in accordance with their respective Commitments. Each Bank agrees that in computing such Bank's portion of any Borrowing to be made hereunder, the relevant Agent may, in its discretion, round each Bank's percentage of such Borrowing, computed in accordance with Schedule 2.01, to the next higher or lower whole dollar amount.

     SECTION 2.18. Taxes. (a) Any and all payments by or on behalf of a Borrower or any other Loan Party hereunder and under any other Loan Document shall be made, in accordance with Section 2.16, free and clear of and without deduction for any and all current or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding (i) income taxes imposed on the net income of any Bank, Agent or Issuing Bank (or any transferee or assignee thereof, including a participation holder (any such entity a "Transferee")) and (ii) franchise taxes imposed on the net income of any Bank, Agent or Issuing Bank (or Transferee), in each case by the jurisdiction under the laws of which such Bank, Agent or Issuing Bank (or Transferee), as the case may be, is organized, in which its lending office is located, or in which it is doing business on the dated hereof, or any political subdivision thereof (all such nonexcluded taxes, levies, imposts, deductions, charges, withholdings and liabilities, collectively or individually, "Taxes"). If a Borrower or any other Loan Party shall be required to deduct any Taxes from or in respect of any sum payable hereunder or under any other Loan Document to any Bank or Issuing Bank (or any Transferee) or an Agent, (i) the sum payable shall be increased by the amount (an "additional amount") necessary so that after making all required deductions (including deductions applicable to additional amounts payable under this Section 2.18) such Bank, Issuing Bank (or Transferee) or Agent (as the case may be) shall receive an amount equal to the sum it would have received had no such deductions been made, (ii) such Borrower or other Loan Party shall make such deductions and (iii) the Borrower or such other Loan Party shall pay the full amount deducted to the relevant governmental authority in accordance with applicable law. If any Taxes are required to be deducted in respect of any payment made to a Bank as a result of the application of Section 2.23 (including any payment made by a Bank to another Bank in respect of that Bank's participating interest pursuant to Section 2.23(b)), the Company (in the case of Taxes required to be deducted by the United States or any political subdivision thereof) or A&P Canada (in the case of Taxes required to be deducted by Canada or any political subdivision thereof) shall pay an additional amount in respect thereof so that after making all required deductions (including deductions applicable to additional amounts required under this Section 2.18(a)) such Bank, Issuing Bank or Agent shall receive an amount equal to the sum it would have received had no such deductions been made.

     (b) In addition, the Borrowers agree to pay to the relevant governmental authority in accordance with applicable law any current or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies that arise from any payment made hereunder or under any other Loan Document or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Document ("Other Taxes").

     (c) The Borrowers will indemnify each Bank, Issuing Bank (or Transferee) and Agent for the full amount of Taxes and Other Taxes paid by such Bank, Issuing Bank (or Transferee) or Agent, as the case may be, and any liability (including penalties, interest and expenses (including reasonable attorney's fees and expenses)) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted by the relevant governmental authority. A certificate as to the amount of such payment or liability prepared by a Bank, Issuing Bank (or Transferee) or Agent on its behalf, absent manifest error, shall be final, conclusive and binding for all purposes. Such indemnification shall be made within 30 days after the date any Bank, Issuing Bank (or Transferee) or Agent, as the case may be, makes written demand therefor.

     (d) If a Bank, Issuing Bank (or Transferee) or Agent shall become aware that it is entitled to claim a refund from a governmental authority in respect of Taxes or Other Taxes as to which it has been indemnified by a Borrower, or with respect to which a Borrower or any other Loan Party has paid additional amounts pursuant to this Section 2.18, it shall promptly notify the Borrowers of the availability of such refund claim and shall, within 30 days after receipt of a request by a Borrower, make a claim to such governmental authority for such refund at such Borrower's expense. If a Bank (or Transferee) or an Agent receives a refund (including pursuant to a claim for refund made pursuant to the preceding sentence) in respect of any Taxes or Other Taxes as to which it has been indemnified by a Borrower or with respect to which a Borrower or any other Loan Party has paid additional amounts pursuant to this Section 2.18, it shall within 30 days from the date of such receipt pay over such refund to such Borrower or other Loan Party (but only to the extent of indemnity payments made, or additional amounts paid, by such Borrower or other Loan Party under this
Section 2.18 with respect to the Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of such Bank (or Transferee) or Agent and without interest (other than interest paid by the relevant governmental authority with respect to such refund); provided, however, that such Borrower or other Loan Party, upon the request of such Bank (or Transferee) or Agent, agrees to repay the amount paid over to such Borrower or other Loan Party (plus penalties, interest and other charges) to such Bank, Issuing Bank (or Transferee) or Agent in the event such Bank, Issuing Bank (or Transferee) or Agent is required to repay such refund to such governmental authority.

     (e) As soon as practicable after the date of any payment of Taxes or Other Taxes by a Borrower to the relevant governmental authority, such Borrower will deliver to the relevant Agent, at its address referred to in Section 9.01, the original or a certified copy of a receipt issued by such governmental authority evidencing payment thereof.

     (f) Without prejudice to the survival of any other agreement contained herein, the agreements and obligations contained in this Section 2.18 shall survive the payment in full of the principal of and interest on all Loans, Acceptances and L/C Disbursements made hereunder.

     (g) The U.S. Agent and each Bank (or Transferee) that is either (i) an individual that is not a U.S. person or (ii) organized under the laws of a jurisdiction other than the United States, any State thereof or the District of Columbia (in each case, a "Non-U.S. Bank") shall deliver to the Company and such Agent two copies of either United States Internal Revenue Service Form 1001 or Form 4224, or, in the case of a Non-U.S. Bank claiming exemption from U.S. Federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a Form W-8, or any subsequent versions thereof or successors thereto (and, if such Non-U.S. Bank delivers a Form W-8, a certificate representing that such Non-U.S. Bank is not a bank for purposes of
Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Company and is not a controlled foreign corporation related to the Company (within the meaning of Section 864(d)(4) of the Code)), properly completed and duly executed by such Non-U.S. Bank claiming complete exemption from, or reduced rate of, U.S. Federal withholding tax on payments by the Company under this Agreement and the other Loan Documents. Such forms shall be delivered by each Non-U.S. Bank on or before the date it becomes a party to this Agreement or becomes a Transferee by virtue of any assignment hereunder) and on or before the date, if any, such Non-U.S. Bank changes its applicable lending office by designating a different lending office (a "New Lending Office"). In addition, each Non-U.S. Bank shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Bank. Notwithstanding any other provision of this
Section 2.18(g), a Non-U.S. Bank shall not be required to deliver any form pursuant to this Section 2.18(g) that such Non-U.S. Bank is not legally able to deliver.

     (h) The Company shall not be required to indemnify any Non-U.S. Bank (except for any Bank that is organized under the laws of a jurisdiction other than the United States, any State thereof or the District of Columbia that becomes a U.S. Bank pursuant to Section 2.23(a) and any Bank that becomes subject to U.S. withholding tax pursuant to the application of Section 2.23(b)), or to pay any additional amounts to any such Non-U.S. Bank, in respect of United States Federal withholding tax pursuant to paragraph (a) or (c) above to the extent that (i) the obligation to withhold amounts with respect to United States Federal withholding tax existed on the date such Non-U.S. Bank became a party to this Agreement (or became a Transferee by virtue of any assignment hereunder) or, with respect to payments to a New Lending Office, the date such Non-U.S. Bank designated such New Lending Office with respect to a Loan; provided, however, that this clause (i) shall not apply to any Transferee or New Lending Office that becomes a Transferee or New Lending Office as a result of an assignment, participation, transfer or designation made at the request of the Company; and provided further, however, that this clause (i) shall not apply to the extent the indemnity payment or additional amounts any Transferee, or Bank (or Transferee) through a New Lending Office, would be entitled to receive (without regard to this clause (i)) do not exceed the indemnity payment or additional amounts that the person making the assignment, participation or transfer to such Transferee, or Bank (or Transferee) making the designation of such New Lending Office, would have been entitled to receive in the absence of such assignment, participation, transfer or designation or (ii) the obligation to pay such additional amounts would not have arisen but for a failure by such Non-U.S. Bank to comply with the provisions of paragraph (g) above.

         (i) Neither the Company nor A&P Canada shall be required to indemnify any Bank that is incorporated under the laws of a jurisdiction other than Canada or any province thereof (except for any Bank that is incorporated under the laws of a jurisdiction other than Canada or any province thereof that becomes subject to Canadian federal withholding tax pursuant to the application of Section 2.23(b)) (each a "Non-Canadian Bank"), or pay additional amounts to any such Non-Canadian Bank in respect of, Canadian federal withholding tax pursuant to paragraph (a) or (c) above to the extent that (i) the obligation to withhold amounts with respect to Canadian federal withholding tax existed on the date such Non-Canadian Bank became a party to this Agreement (or became a Transferee by virtue of any assignment or participation hereunder) or, with respect to payments to a New Lending Office, the date such Non-Canadian Bank designated such New Lending Office, with respect to a Loan; provided, however, that this clause (i) shall not apply to any Transferee or New Lending Office that becomes a Transferee or New Lending Office as a result of an assignment, participation, transfer or designation made at the request of the Company; and provided further, however, that this clause (i) shall not apply to the extent the indemnity payment or additional amounts any Transferee, or Bank (or Transferred) through a New Lending Office, would be entitled to receive (without regard to this clause (i)) do not exceed the indemnity payment or additional amounts that the person making the assignment, participation or transfer to such Transferee, or Bank (or Transferee) making the designation or such New Lending Office, would have been entitled to receive in the absence of such assignment, participation, transfer or designation.

     (j) Nothing contained in this Section 2.18 shall require any Bank, Issuing Bank (or Transferee) or Agent to make available any of its tax returns (or any other information that it deems to be confidential or proprietary).

     SECTION 2.19. Duty to Mitigate; Assignment of Commitments Under Certain Circumstances. (a) Any Bank (or Transferee) claiming or receiving any additional amounts payable pursuant to Section 2.13 or Section 2.18 or exercising its rights under Section 2.14 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document requested by the relevant Borrower or to change the jurisdiction of its applicable lending office if the making of such a filing or change would avoid the need for or reduce the amount of any such additional amounts which may thereafter accrue or avoid the circumstances giving rise to such exercise and would not, in the sole determination of such Bank (or Transferee), be otherwise disadvantageous to such Bank (or Transferee).

     (b) In the event that any Bank shall have delivered a notice or certificate pursuant to Section 2.13 or 2.14, or a Borrower shall be required to make additional payments to any Bank under Section 2.18, such Borrower shall have the right, at its own expense, upon notice to such Bank and the U.S. Agent (or, if such Bank is a Canadian Bank, the Canadian Agent), to require such Bank to transfer and assign without recourse (in accordance with and subject to the restrictions contained in Section 9.07) all interests, rights and obligations under this Agreement to another financial institution approved by such Agent and the Issuing Banks (which approvals shall not be unreasonably withheld) which shall assume such obligations; provided that (i) no such assignment shall conflict with any law, rule or regulation or order of any governmental authority and (ii) the assignee (or the Borrower, in the case of amounts other than those payable to Banks ratably) shall pay to the affected Bank in immediately available funds on the date of such assignment the principal of and interest accrued to the date of payment on the Loans made by it hereunder and participations in L/C Disbursements of such Bank plus all Fees and other amounts accrued for the account of or owed to such Bank hereunder.

     SECTION 2.20. Letters of Credit. (a) General. A Borrower may request the issuance of a Letter of Credit, in a form reasonably acceptable to the U.S. Agent (in the case of a U.S. Letter of Credit) or the Canadian Agent (in the case of a Canadian Letter of Credit) and the applicable Issuing Bank, appropriately completed, for the account of such Borrower, at any time and from time to time while the Commitments to such Borrower remain in effect. This Section shall not be construed to impose an obligation upon an Issuing Bank to issue any Letter of Credit that is inconsistent with the terms and conditions of this Agreement.

     (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. In order to request the issuance of a Letter of Credit (or to amend, renew or extend an existing Letter of Credit), the

Borrower requesting such Letter of Credit shall hand deliver or telecopy to the applicable Issuing Bank and the applicable Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, the date of issuance, amendment, renewal or extension, the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) below), the amount of such Letter of Credit, whether such Letter of Credit is to be denominated in U.S. Dollars or Canadian Dollars (provided that each U.S. Letter of Credit must be denominated in U.S. Dollars), the name and address of the beneficiary thereof and such other information as shall be necessary to prepare such Letter of Credit. Following receipt of such notice and prior to the issuance of the requested Letter of Credit or the applicable amendment, renewal or extension, the applicable Agent shall calculate (if the Letter of Credit is a Canadian Letter of Credit) its U.S. Dollar Equivalent and, after consulting with the other Agent, shall notify the Borrowers and the Issuing Bank of the results of the tests described below after giving effect to (i) the issuance, amendment, renewal or extension of such Letter of Credit, (ii) the issuance or expiration of any other Letter of Credit that is to be issued or will expire prior to the requested date of issuance of such Letter of Credit and (iii) the borrowing or repayment of any Loans that (based upon notices delivered to either Agent by either Borrower) are to be borrowed or repaid prior to the requested date of issuance of such Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if, and upon issuance, amendment, renewal or extension of each Letter of Credit the relevant Borrower shall be deemed to represent and warrant that, after giving effect to such issuance, amendment, renewal or extension (A) in the case of a Canadian Letter of Credit, the Canadian L/C Exposure (expressed in Canadian Dollars) shall not exceed Cdn.$35,000,000 and the Total Canadian Exposure (expressed in Canadian Dollars) shall not exceed the Total Canadian Commitment,
(B) in the case of a U.S. Letter of Credit, the U.S. L/C Exposure shall not exceed U.S.$100,000,000 and the Total U.S. Exposure shall not exceed the Total U.S. Commitment, and (C) in the case of any Letter of Credit, the sum of the Total U.S. Exposure plus the Total Canadian Exposure (expressed in U.S. Dollars) shall not exceed U.S.$500,000,000.

     (c) Expiration Date. Each Letter of Credit shall expire at the close of business on the earlier of the date one year after the date of the issuance of such Letter of Credit and the date that is five U.S. Business Days (or, in the case of a Canadian Letter of Credit, five Canadian Business Days) prior to the Termination Date, unless such Letter of Credit expires by its terms on an earlier date.

     (d) Participations. By the issuance of a Letter of Credit and without any further action on the part of the applicable Issuing Bank or the Banks, the Issuing Bank in respect of such Letter of Credit hereby grants to each U.S. Bank (in the case of a U.S. Letter of Credit) or Canadian Bank (in the case of a Canadian Letter of Credit), and each such Bank hereby acquires from such Issuing Bank, a participation in such Letter of Credit equal to such Bank's Pro Rata Percentage of the aggregate amount available to be drawn under such Letter of Credit, effective upon the issuance of such Letter of Credit. In consideration and in furtherance of the foregoing, each such Bank hereby absolutely and unconditionally agrees to pay to the applicable Agent, for the account of such Issuing Bank, such Bank's Pro Rata Percentage of each L/C Disbursement made by such Issuing Bank under such Letter of Credit and not reimbursed by the relevant Borrower (or, if applicable, another party pursuant to its obligations under any other Loan Document) forthwith on the date due as provided in Section 2.05(d), in the same currency in which such L/C Disbursement is denominated. Each Bank acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of an Event of Default (or any event or condition which upon notice, lapse of time or both would constitute an Event of Default), and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

     (e) Reimbursement. If the Issuing Bank in respect of a Letter of Credit shall make any L/C Disbursement in respect of such Letter of Credit, the relevant Borrower shall pay to the applicable Agent an amount equal to such L/C Disbursement, in the same currency in which such L/C Disbursement is denominated, not later than two hours after such Borrower shall have received notice from such Issuing Bank that payment of such draft will be made, or, if such Borrower shall have received such notice later than 10:00 a.m., New York City time (or, in the case of a Canadian Letter of Credit, Toronto time), on any Business Day, not later than 10:00 a.m., New York City time (or, in the case of a Canadian Letter of Credit, Toronto time), on the immediately following Business Day.

     (f) Obligations Absolute. Each Borrower's obligations to reimburse L/C Disbursements as provided in paragraph (e) above shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement, under any and all circumstances whatsoever, and irrespective of:

          (i) any lack of validity or enforceability of any Letter of Credit or any Loan Document, or any term or provision therein;

          (ii) any amendment or waiver of or any consent to departure from all or any of the provisions of any Letter of Credit or any Loan Document;

          (iii) the existence of any claim, setoff, defense or other right that the relevant Borrower, any other party guaranteeing, or otherwise obligated with, the relevant Borrower, any Subsidiary or other Affiliate thereof or any other person may at any time have against the beneficiary under any Letter of Credit, the relevant Issuing Bank, the relevant Agent or any Bank or any other person, whether in connection with this Agreement, any other Loan Document or any other related or unrelated agreement or transaction;

          (iv) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

          (v) payment by the relevant Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit; and

          (vi) any other act or omission to act or delay of any kind of the relevant Issuing Bank, the Banks, the relevant Agent or any other person or any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of the relevant Borrower's obligations hereunder.

     Without limiting the generality of the foregoing, it is expressly understood and agreed that the absolute and unconditional obligation of each Borrower hereunder to reimburse L/C Disbursements will not be excused by the gross negligence or wilful misconduct of the relevant Issuing Bank. However, the foregoing shall not be construed to excuse the relevant Issuing Bank from liability to such Borrower to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by such Borrower to the extent permitted by applicable law) suffered by such Borrower that are caused by such Issuing Bank's gross negligence or wilful misconduct in determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof; it is understood that an Issuing Bank may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary and, in making any payment under any Letter of Credit (i) an Issuing Bank's exclusive reliance on the documents presented to it under such Letter of Credit as to any and all matters set forth therein, including reliance on the amount of any draft presented under such Letter of Credit, whether or not the amount due to the beneficiary thereunder equals the amount of such draft and whether or not any document presented pursuant to such Letter of Credit proves to be insufficient in any respect, if such document on its face appears to be in order, and whether or not any other statement or any other document presented pursuant to such Letter of Credit proves to be forged or invalid or any statement therein proves to be inaccurate or untrue in any respect whatsoever and (ii) any noncompliance in any immaterial respect of the documents presented under such Letter of Credit with the terms thereof shall, in each case, be deemed not to constitute wilful misconduct or gross negligence of the Issuing Bank.

     (g) Disbursement Procedures. An Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit issued by it. Such Issuing Bank shall as promptly as possible give telephonic notification, confirmed by telecopy, to the U.S. Agent (or, in the case of a Canadian Letter of Credit, the Canadian Agent) and the relevant Borrower of such demand for payment and whether such Issuing Bank has made or will make an L/C Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve such Borrower of its obligation to reimburse such Issuing Bank and the relevant Banks with respect to any such L/C Disbursement. The applicable Agent shall promptly give notice thereof to each Bank with a participation in such Letter of Credit.

     (h) Interim Interest. If the Issuing Bank in respect of a Letter of Credit shall make any L/C Disbursement under such Letter of Credit, then, unless the relevant Borrower shall reimburse such L/C Disbursement in full on such date, the unpaid amount thereof shall bear interest for the account of such

Issuing Bank, for each day from and including the date of such L/C Disbursement, to but excluding the earlier of the date of payment by such Borrower or the date on which interest shall commence to accrue thereon as provided in Section 2.05(d), at the rate per annum that would apply to such amount if such amount were an Alternate Base Loan or, if such amount is denominated in Canadian Dollars, a Canadian Prime Loan.

     (i) Resignation or Removal of the Issuing Bank. An Issuing Bank may resign at any time by giving 180 days' prior written notice to the applicable Agent, the Banks and the relevant Borrower, and may be removed at any time by the Borrowers by notice to such Issuing Bank, the applicable Agent and the Banks. Subject to the next succeeding paragraph, upon the acceptance of any appointment as an Issuing Bank hereunder by a Bank that shall agree to serve as a successor Issuing Bank, such successor shall succeed to and become vested with all the interests, rights and obligations of the retiring Issuing Bank (other than with respect to outstanding Letters of Credit previously issued by it) and the retiring Issuing Bank shall be discharged from its obligations to issue additional Letters of Credit hereunder. At the time such removal or resignation shall become effective, the relevant Borrower shall pay all accrued and unpaid fees due to such Issuing Bank pursuant to Section 2.08(c)(ii). The acceptance of any appointment as an Issuing Bank hereunder by a successor Bank shall be evidenced by an agreement entered into by such successor, in a form satisfactory to the Borrowers and the applicable Agent, and, from and after the effective date of such agreement, (i) such successor Bank shall have all the rights and obligations of the previous Issuing Bank under this Agreement and the other Loan Documents (other than with respect to outstanding Letters of Credit previously issued by it) and (ii) references herein and in the other Loan Documents to the term "Canadian Issuing Bank" (if the retiring Issuing Bank is a Canadian Issuing
Bank) or "U.S. Issuing Bank" (if the retiring Issuing Bank is a U.S. Issuing
Bank) and the term "Issuing Bank" shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the resignation or removal of an Issuing Bank hereunder, the retiring Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Bank under this Agreement and the other Loan Documents with respect to Letters of Credit issued by it prior to such resignation or removal, but shall not be required to issue additional Letters of Credit.

     SECTION 2.21. Acceptances. (a) Acceptance Commitment. Subject to the terms and conditions hereof, each Canadian Bank severally agrees, that A&P Canada may issue Acceptances denominated in Canadian Dollars, in minimum denominations of Cdn.$100,000 or a whole multiple thereof and in minimum aggregate amounts of Cdn.$5,000,000 or any greater whole multiple of Cdn.$100,000, each in accordance with the provisions of this Section 2.21 from time to time until the Termination Date in an aggregate face amount at any one time outstanding not to exceed such Canadian Bank's Canadian Commitment less the aggregate principal amount of Canadian Loans made by such Bank then outstanding; provided, however, that after giving effect to all Acceptances requested to be created by a Notice of Drawing,
(i) the Total Canadian Exposure (expressed in Canadian Dollars) shall not exceed the Total Canadian Commitment, (ii) the sum of the Total U.S. Exposure plus the Total Canadian Exposure (expressed in U.S. Dollars) shall not exceed U.S.$500,000,000 and (iii)) at all times the outstanding aggregate face amount of all Acceptances made by a Canadian Bank shall equal its Pro Rata Percentage of the outstanding aggregate face amount of all Acceptances made by all Canadian Banks. For purposes of this Agreement, the full face value of an Acceptance, without discount, shall be used when calculations are made to determine the outstanding amount of a Canadian Bank's Acceptances; provided that in computing the face amount of Acceptances outstanding, the face amount of an Acceptance in respect of which the Acceptance Obligation has been prepaid by A&P Canada and received by the Canadian Bank that created the same in accordance with the terms of this Agreement shall not be included.

     (b) Terms of Acceptance. Each Draft shall be accepted by a Canadian Bank, upon the written request of A&P Canada given in accordance with paragraph (c), by the completion and acceptance by such Canadian Bank of a Draft (i) payable in Canadian Dollars, drawn by A&P Canada on the Canadian Bank in accordance with this Agreement, to the order of the Canadian Bank and (ii) maturing prior to the Termination Date on a Canadian Business Day not less than 14 days nor more than 180 days after the date of such Draft, excluding days of grace all as specified in the relevant Notice of Drawing; provided, however, that no Acceptance shall have a tenor in excess of the period of time which is usual and reasonably necessary to finance transactions of similar character.

     (c) Notice of Drawing and Discount of Acceptances.

          (i) With respect to each requested acceptance of Drafts, A&P Canada shall give the Canadian Agent a Notice of Drawing, substantially in the form of Exhibit H annexed hereto (which shall be irrevocable and may be by telephone confirmed in writing within one Canadian Business Day) to be received prior to (x) in the case of a Draft with an aggregate face amount less than Cdn.$10,000,000, 10 a.m., Toronto time, on the Canadian Business Day of the requested acceptance, (y) in the case of a Draft with an aggregate face amount that is greater than or equal to Cdn.$10,000,000 and less than Cdn.$25,000,000, at least one Canadian Business Day prior to the date of the requested acceptance, and (z) in the case of a Draft with an aggregate face amount that is greater than or equal to Cdn.$25,000,000, at least two Canadian Business Days prior to the date of the requested acceptance, specifying:

               (A) the date on which such Drafts are to be accepted;

               (B) the aggregate face amount of such Drafts;

               (C) the maturity date of such Acceptances;

               (D) whether the Canadian Banks must sell the Acceptances; and

               (E) such additional information as the Canadian Agent or any Canadian Bank may reasonably from time to time request to be included in such notices.

          (ii) Upon receipt of a Notice of Drawing the Canadian Agent shall promptly notify each Canadian Bank of the contents thereof and of such Canadian Bank's ratable share of the Acceptances requested thereunder. The aggregate face amount of the Drafts to be accepted by a Canadian Bank shall be determined by the Canadian Agent by reference to the respective Canadian Commitments of the Canadian Banks. Not later than 2:00 p.m., Toronto time, on the date of such notification each Canadian Bank shall give telegraphic or telex notice to the Canadian Agent's Lending Office of whether such Bank will accept the Draft or Drafts pursuant to the Notice of Drawing. (iii) Not later than 10:00 a.m., Toronto time, on the date of the acceptance of a Draft, each Canadian Bank shall notify the Canadian Agent of the discount rate at which such Bank will discount the Draft or Drafts to be accepted by such Canadian Bank hereunder on such date and the Canadian Agent shall as soon as practicable thereafter advise A&P Canada of each such discount rate. Not later than 2:00 p.m., Toronto time, on such date each Canadian Bank shall, subject to the fulfillment of the applicable conditions precedent specified in Section 4.01 and subject to the provisions of paragraph (f)(ii) of this Section, (a) on the basis of the information supplied by the Canadian Agent, as aforesaid, complete a Draft or Drafts of A&P Canada by filling in the amount, date and maturity date thereof in accordance with the applicable Notice of Drawing, (b) duly accept such Draft or Drafts, (c) discount such Acceptance or Acceptances, (d) give the Canadian Agent telegraphic or telex notice of such Canadian Bank's acceptance of such Draft or Drafts and of its discount thereof, confirming the discount rate at which it discounted the Acceptance or Acceptances and the amount paid to the Canadian Agent for the account of A&P Canada and (e) remit to the Canadian Agent in Canadian Dollars in immediately available funds an amount equal to the proceeds of such discount. Upon receipt by the Canadian Agent of such sums from the Canadian Banks, the Canadian Agent shall make the aggregate amount thereof available to A&P Canada.

          (iv) Each extension of credit hereunder through the acceptance of Drafts shall be made simultaneously and pro rata by the Canadian Banks in accordance with their respective Canadian Commitments.

     (d) Sale of Acceptances. A&P Canada shall have the right to sell any Acceptance; provided, however, that if so specified in the Notice of Drawing the Canadian Banks shall sell any or all of the Acceptances in the market. Where an Acceptance cannot be sold by A&P Canada or the applicable Canadian Bank, the accepting Canadian Bank shall purchase promptly, and in any event, no later than one Canadian Business Day following written notice by A&P Canada to such Canadian Bank and the Canadian Agent, from A&P Canada at such Canadian Bank's discount rate such Acceptances accepted by it and provide to the Canadian Agent the discount proceeds for the account of A&P Canada. The Acceptance Fee in respect of such Acceptances may, at the option of the Canadian Bank, be set off against the discount proceeds payable by such Canadian Bank hereunder.

     (e) Acceptance Obligation. A&P Canada is obligated, and hereby unconditionally agrees, to pay to each Canadian Bank the face amount of each Acceptance created by such Bank in accordance with a Notice of Drawing pursuant to paragraph (c) on the maturity date thereof, or on such earlier date as may be required pursuant to provisions of this Agreement. With respect to each Acceptance which is outstanding hereunder, A&P Canada shall notify the Canadian Agent prior to 11:00 a.m. three Canadian Business Days prior to the maturity date of such Acceptance (which notice shall be irrevocable) of A&P Canada's intention to issue Acceptances on such maturity date to provide for the payment of such maturing Acceptance and shall deliver a Notice of Drawing to the Canadian Agent. Any repayment of an Acceptance must be made at or before 2:00 p.m. (Toronto time) on the maturity date of such Acceptance. If any Acceptance Obligation is not paid when due, it shall bear interest, payable on demand, at a rate per annum equal to 2% over the Canadian Prime Rate in effect from time to time, from the due date thereof to the date of payment thereof. A&P Canada waives presentment for payment and any other defense to payment of any amounts due to a Canadian Bank in respect of any Acceptances accepted by such Canadian Bank under this Agreement which might exist solely by reason of those Acceptances being held, at the maturity thereof, by that Canadian Bank in its own right and A&P Canada agrees not to claim any days of grace if that Canadian Bank, as holder, sues A&P Canada on those Acceptances for payment of the amounts payable by A&P Canada thereunder.

     (f) Supply of Drafts. To enable the Canadian Banks to accept Drafts in the manner specified in this Section 2.21, A&P Canada shall supply to each Canadian Bank upon the execution of this Agreement and thereafter from time to time forthwith upon request by such Canadian Bank a sufficient number of blank Drafts conforming with the requirements of this Agreement and duly executed on behalf of A&P Canada, which such Canadian Bank shall hold in safekeeping. A&P Canada hereby authorizes and requests each Canadian Bank in accordance with each Notice of Drawing received from A&P Canada pursuant to paragraph (c) to take the measures with respect with a Draft or Drafts of A&P Canada then in possession of such Bank specified in paragraph (c)(2). In case any authorized signatory of A&P Canada whose signature shall appear on any Draft shall cease to have such authority before the acceptance of a Draft with respect to such Draft, the obligations of A&P Canada hereunder and under such Acceptance shall nevertheless be valid for all purposes as if such authority had remained in force until such creation. The Canadian Agent and each Canadian Bank shall be fully protected in relying upon any instructions received from A&P Canada (orally or otherwise) without any duty to make inquiry as to the genuineness of such instructions. The Canadian Agent and each Canadian Bank shall be entitled to rely on instructions received from any person identifying himself (orally or otherwise) as a duly authorized officer of A&P Canada and shall not be liable for any errors, omissions, delays or interruptions in the transmission of such instructions.

     (g) No Canadian Bank shall be responsible or liable for its failure to accept a Draft if the cause of such failure is, in whole or in part, due to the failure of A&P Canada to provide the Drafts described in paragraph (f) above to such Canadian Bank on a timely basis nor shall any Canadian Bank be liable for any damage, loss or other claim arising by reason of any loss or improper use of any such Draft except loss or improper use arising by reason of the negligence or wilful misconduct of such Canadian Bank.

     (h) Rights of Canadian Bank as to Acceptances. Neither the Canadian Agent nor any Canadian Bank shall have any responsibility as to the application of the proceeds by A&P Canada of any discount of any Acceptances. For greater certainty, each Canadian Bank may, at any time, purchase Acceptances issued by A&P Canada and may at any time and from time to time hold, sell, rediscount or otherwise dispose of any or all Acceptances accepted and/or purchased by it.

     (i) Acceptance Equivalent Loans. Whenever A&P Canada delivers a Notice of Drawing to the Canadian Agent under this Agreement requesting the Canadian Banks to accept Drafts, a Canadian Bank may at its option, in lieu of accepting Drafts, make an Acceptance Equivalent Loan. On each date on which Drafts are to be accepted, subject to the same terms and conditions applicable to the acceptance of Drafts, any Canadian Bank that elects to make an Acceptance Equivalent Loan, upon delivery by A&P Canada of an executed Discount Note payable to the order of such Canadian Bank, will remit to the Canadian Agent in immediately available funds for the account of A&P Canada the Acceptance equivalent discount proceeds in respect of the Discount Notes issued by A&P Canada to the Canadian Bank.

     (j) Terms Applicable to Discount Notes. The term "Acceptance" when used in this Agreement shall be construed to include Discount Notes and all terms of this Agreement applicable to Acceptances shall apply equally to Discount Notes evidencing Acceptance Equivalent Loans with such changes as may in the context be necessary (except that no Discount Note may be sold, rediscounted or otherwise disposed of by the Canadian Bank making Acceptance Equivalent Loans). For greater certainty:

          (i) a Discount Note shall mature and be due and payable on the same date as the maturity date for Acceptances specified in the applicable Notice of Drawing;

          (ii) an Acceptance Fee will be payable in respect of a Discount Note and shall be calculated at the same rate and in the same manner as the Acceptance Fee in respect of an Acceptance; and

          (iii) an Acceptance Equivalent Loan made by a Canadian Bank will be considered to be part of a Canadian Bank's outstanding Acceptances for all purposes of this Agreement.

     (k) Prepayment of Acceptances and Discount Notes. No Acceptance or Discount Note may be repaid or prepaid prior to the maturity date of such Acceptance or Discount Note, except in accordance with the provisions of Article VII.

     SECTION 2.22. Currency Fluctuations, etc. (a) Not later than 1:00 p.m., New York City time, on each Calculation Date, the U.S. Agent shall determine the Exchange Rate as of such Calculation Date. Except as otherwise provided in
Section 2.09 and Section 2.23, the Exchange Rate so determined shall become effective on the first U.S. Business Day immediately following the relevant Calculation Date (a "Reset Date") and shall remain effective until the next succeeding Reset Date.

     (b) Not later than 5:00 p.m., New York City time, on each Reset Date, the U.S. Agent shall consult with the Canadian Agent and the Agents shall determine the Total Canadian Exposure (both in U.S. Dollars and in Canadian Dollars) and the Total U.S. Exposure.

     (c) If, on any Reset Date, the sum of the Total U.S. Exposure and the Total Canadian Exposure (expressed in U.S. Dollars) exceeds U.S.$510,000,000, then (i) the Agents shall give notice thereof to the Banks and the Borrowers and (ii) the Borrowers shall, within two U.S. Business Days thereafter, repay or prepay Loans (other than Competitive Loans) in accordance with this Agreement in an aggregate principal amount sufficient to reduce the sum of the Total U.S. Exposure and the Total Canadian Exposure to U.S. $500,000,000.

     (d) If, on any Reset Date, the Total Canadian Exposure (expressed in Canadian Dollars) exceeds an amount equal to 113.5% of the Total Canadian Commitment, then (i) the Canadian Agent shall give notice thereof to A&P Canada and the Canadian Banks and (ii) within two Canadian Business Days thereafter, A&P Canada shall repay or prepay Canadian Loans in accordance with this Agreement in an aggregate principal amount such that, after giving effect thereto, the Total Canadian Exposure (expressed in Canadian Dollars) shall not exceed the Total Canadian Commitment.

     (e) To the extent the repayments and prepayments referenced in paragraph
(c) do not result in a sum of the Total U.S. Exposure and the Total Canadian Exposure (expressed in U.S. Dollars) that is less than or equal to U.S.$500,000,000 and/or the repayments and prepayments referenced in paragraph
(d) do not result in a Total Canadian Exposure (expressed in Canadian Dollars) that is less than or equal to the Total Canadian Commitment, then the Borrowers shall provide cash collateral in accordance with Section 9.08 to the extent required to obtain such results.

     SECTION 2.23. Consolidation of Credit Facilities. (a) Notwithstanding noncompliance with the conditions precedent set forth in Article IV, if (i) an Event of Default pursuant to Section 7(h) or (i) shall occur, (ii) the Commitments shall have been terminated and/or the Loans shall have been declared immediately due and payable pursuant to Article VII, or (iii) the Consolidated Tangible Net Worth of A&P Canada shall be less than Cdn.$4,000,000 and, in the case of this clause (iii), a majority in interest of the Canadian Banks (determined based upon their respective Canadian Commitments) shall have given notice thereof to the Agents requesting that this Section 2.23 apply, then, at 10:00 A.M., New York City time, on the second U.S. Business Day (the "Consolidation Date") immediately succeeding (x) the date on which such Event of Default occurs (in the case of clause (i) above), (y) the date on which such termination and/or declaration occurs (in the case of clause (ii) above), or (z) the date on which such notice is received by the Agents (in the case of clause
(iii) above), subject to Section 2.23(b), the following shall occur:

          (1) the Company, in its capacity as a Guarantor, shall repay all outstanding Canadian Loans and all unreimbursed L/C Disbursements under Canadian Letters of Credit, provide the cash collateral contemplated in
     Section 9.08 in respect of the face amount of all outstanding Acceptances and pay all accrued Fees payable by A&P Canada and, in its capacity as a Borrower, shall repay all outstanding Standby Loans and all unreimbursed L/C Disbursements under U.S. Letters of Credit and pay all accrued Fees payable by it hereunder (without prejudice to the Company's right to finance such repayments by borrowing Standby Loans in accordance with this Agreement after giving effect to the adjustment of Commitments as provided below, if the U.S. Commitments remain in effect);

          (2) if, as of the Consolidation Date, the U.S. Commitments remain in effect, then:

               (A) the Total U.S. Commitment shall increase by the U.S. Dollar Equivalent of the Total Canadian Commitment, but without increasing the U.S. Commitment of any U.S. Bank;

               (B) each Canadian Bank (or an affiliate thereof designated by such Canadian Bank) shall become a U.S. Bank with a U.S. Commitment equal to the U.S. Dollar Equivalent of its former Canadian Commitment, and its Canadian Commitment shall terminate, if not previously terminated; and

          (3) the Company shall become the account party in respect of all Letters of Credit (with the result that each Canadian Letter of Credit shall become a U.S. Letter of Credit) and the Banks' participations in Letters of Credit shall be adjusted so that, as of the Consolidation Date, the U.S. L/C Exposure of each Bank shall equal its Pro Rata Percentage of the aggregate U.S. L/C Exposure at the time (determined as though Commitments had been consolidated as U.S. Commitments as provided in clause
     (2) above, even if such Commitments have been terminated).

     The foregoing actions shall result in, and the parties hereto shall take such actions as shall be necessary to result in, all Canadian Banks becoming U.S. Banks, all Canadian Letters of Credit becoming U.S. Letters of Credit, all Canadian Loans being repaid, cash collateral being provided for the satisfaction of all obligations in respect of outstanding Acceptances and any and all Standby Loans and U.S. L/C Exposure being held by the Banks ratably in accordance with their U.S. Commitments (or, if the Commitments have terminated, in accordance with their ratable interests as though the Commitments had not terminated and had been converted to U.S. Commitments as provided above). After giving effect to the foregoing, in the event that any L/C Disbursement is made in Canadian Dollars, any payment required to be made by the Borrowers or the Banks hereunder in respect of such L/C Disbursement shall be payable in U.S. Dollars in an amount equal to the U.S. Dollar Equivalent (based on the Exchange Rate determined by the U.S. Agent on the U.S. Business Day immediately preceding such payment date) of the amount otherwise payable in Canadian Dollars. For purposes of this Section 2.23(a) (other than in the immediately preceding sentence), the U.S. Dollar Equivalent shall be determined based upon the Exchange Rate in effect on the Closing Date.

     (b) If any event described in clause (i), (ii) or (iii) of paragraph (a) above occurs and either the Required Banks (in the case of an occurrence of an event described in clause (i) or (ii) of paragraph (a) above) elect to apply the provisions of this paragraph (b) in lieu of the provisions of paragraph (a) above, or (in the case of any such event) for any reason the actions specified in paragraph (a) above cannot be taken or accomplished, then the following provisions shall apply:

          (1) all Commitments shall terminate;

          (2) each U.S. Bank shall purchase a participation in each Canadian Loan, outstanding Acceptance and unreimbursed L/C Disbursement of each Canadian Bank, and each Canadian Bank shall purchase a participation in each Standby Loan and unreimbursed L/C Disbursement of each U.S. Bank, and each Bank having issued such an Acceptance or holding such a Loan or unreimbursed L/C Disbursement agrees to sell such participations therein, in each case in such amount as shall be necessary so that the Standby Loans and participations therein, the Canadian Loans and participations therein, the Acceptances and participations therein and the L/C Disbursements and participations therein, are held ratably by the Banks (it being understood that the ratable interests of the Banks shall be determined by the Agents on the basis of the U.S. Dollar Equivalent of their respective Commitments at the time of termination thereof); and

          (3) the Banks' participations in Letters of Credit shall be adjusted so that the U.S. L/C Exposure and the Canadian L/C Exposure of each Bank shall be ratable (determined as provided in clause (2) above).

     The foregoing actions shall result in, and the Banks shall take such actions as shall be necessary to result in, any and all Standby Loans, Canadian Loans, Acceptances, U.S. L/C Exposure and Canadian L/C Exposure being held, directly or indirectly (through participations) by the Banks ratably on the basis of the U.S. Dollar Equivalent of their respective Commitments at the time of termination thereof. For purposes of this Section 2.23(b), (i) the U.S. Dollar Equivalent shall be determined based upon the Exchange Rate in effect on the Closing Date, (ii) the purchase and sale of participations shall be at a price calculated on the basis of the principal amount thereof but without interest (it being understood that any recovery of interest accrued thereon prior to the date of sale of such participations shall be for the account of the Bank selling such participation) and (iii) the purchase and sale of participations pursuant to clause (2) above shall be made in the same currency in which the applicable Loan, L/C Disbursement or Acceptance is denominated; provided, however, that if a U.S. Bank is unable for any reason (including lack of participation by such U.S. Bank in foreign exchange markets) to obtain or apply Canadian Dollars to purchase participations in Loans, L/C Disbursements or Acceptances that are denominated in Canadian Dollars, as required by clause (2) above, such U.S. Bank shall be permitted to make such purchase payments in U.S. Dollars in an amount equal to the U.S. Dollar Equivalent of the amount otherwise payable in Canadian Dollars hereunder. The provisions of this Section 2.23(b) are solely for the benefit of the Banks, shall not be enforceable by either Borrower and, notwithstanding any contrary provisions herein, may be amended, modified or waived by agreement among the Banks without any consent or approval of either Borrower.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     Each of the Borrowers represents and warrants to each of the Issuing Banks and the Banks that:

     SECTION 3.01. Organization; Corporate Powers. Each of the Borrowers and the Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate power and authority to own its property and to carry on its business as now conducted,
(c) is qualified to do business in every jurisdiction where such qualification is necessary except where the failure to so qualify would not have a materially adverse effect on the condition, financial or otherwise, of the Company and the Subsidiaries taken as a whole, and (d) has the corporate power and authority to execute, deliver and perform its obligations under each of the Loan Documents and each other agreement or instrument contemplated hereby to which it is or will be a party and, in the case of the Borrowers, to borrow hereunder.

     SECTION 3.02. Authorization and Enforceability. The execution, delivery and performance by each Loan Party of each of the Loan Documents to which it is or will be a party and, in the case of the Borrowers, the borrowings hereunder (collectively, the "Transactions") (a) have been duly authorized by all requisite corporate action and (b) will not (i) violate (A) any provision of law or the articles of incorporation or by-laws of either of the Borrowers or any Subsidiary, (B) any applicable order of any court or other agency of government or (C) any material indenture, any material agreement for borrowed money, any material bond, note or other similar instrument or any other material agreement to which either of the Borrowers or any Subsidiary is a party or by which either of the Borrowers or any Subsidiary or any of their respective property is bound,
(ii) be in conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement, bond, note, instrument or other agreement or (iii) result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any property or assets of either of the Borrowers or any Subsidiary. This Agreement constitutes a legal, valid and binding obligation of each Borrower enforceable against such Borrower in accordance with its terms, and each other Loan Document when executed and delivered by each Loan Party that will be a party thereto will constitute a legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms (except as enforcement may be affected by bankruptcy laws or other similar laws for the relief of debtors and except as the remedy of specific performance may be affected by the equitable powers of a court of competent jurisdiction).

     SECTION 3.03. Approval. No action, consent or approval of, or registration or filing with, or any other action by, any governmental agency, bureau, commission or court, or any other person, is required in connection with the Transactions.

     SECTION 3.04. Financial Statements. The Company has heretofore furnished to each of the Banks the Consolidated balance sheets of the Company and the Subsidiaries as of February 22, 1997, and the related statements of Consolidated operations and retained earnings, of Consolidated shareholders' equity and of Consolidated cash flows for the fiscal year then ended, certified by Deloitte & Touche, independent public accountants, and the Consolidated balance sheets of the Company and the Subsidiaries as of February 22, 1997, and the related statements of Consolidated operations and of Consolidated cash flows for the fiscal quarter then ended. A&P Canada has heretofore furnished to each of the Banks the Consolidated balance sheets of A&P Canada and its Subsidiaries as of February 22, 1997, and the related statements of Consolidated operations and retained earnings, of Consolidated shareholders' equity and of Consolidated cash flows for the fiscal year then ended, certified by Deloitte & Touche, independent public accountants. Such financial statements fairly present the financial condition of the Company, A&P Canada and their Subsidiaries as of the dates thereof and the results of the operations of the Company, A&P Canada and their Subsidiaries for the periods then ended (subject, in the case of the unaudited statements, to normal year-end audit adjustments). All such financial statements were prepared in accordance with GAAP.

     SECTION 3.05. No Material Adverse Change. There has been no Material Adverse Change since February 22, 1997.

     SECTION 3.06. Subsidiaries. (a) Set forth in Schedule 3.06 hereto is a complete and accurate list of all the Subsidiaries as of the date hereof, showing as of the date hereof (as to each Subsidiary) the jurisdiction of its organization and the percentage of the Company's ownership interest in such Subsidiary, and the number of shares of capital stock of any Subsidiary covered by options, warrants, rights of conversion or purchase and similar rights at the date hereof. All the outstanding capital stock of each of the Subsidiaries (x) has been validly issued, is fully paid and nonassessable and (y) to the extent owned by the Company or one or more of the Subsidiaries is owned free and clear of all mortgages, deeds of trust, pledges, liens, security interests and other charges or encumbrances. A&P Canada is a Wholly Owned Subsidiary.

     (b) Each Material Subsidiary is a Guarantor under the Guarantee Agreement. The Subsidiaries that are not Guarantors under the Guarantee Agreement do not, in the aggregate, account for more than 10% of the Company's Consolidated Tangible Net Worth.

     SECTION 3.07. Litigation; Compliance with Laws. (a) There are no actions, suits or proceedings at law or in equity or by or before any governmental instrumentality or other agency now pending or, to the knowledge of either of the Borrowers, threatened against or affecting either of the Borrowers or any of the Subsidiaries which, individually or in the aggregate, (i) is likely to materially impair the right of the Company and the Subsidiaries taken as a whole to carry on business substantially as now being conducted or would result in any Material Adverse Change; or (ii) challenges the validity or enforceability of any Loan Document.

     (b) None of the Borrowers or any of the Subsidiaries is in violation of any law, rule or regulation, or in default with respect to any judgment, writ, injunction or decree of any governmental authority, where such violation or default is likely to materially impair the right of the Company and the Subsidiaries taken as a whole to carry on business substantially as now being conducted or would result in any Material Adverse Change.

     (c) No exchange control law or regulation materially restricts any Loan Party from complying with its obligations under any Loan Document.

     SECTION 3.08. Tax Returns. Each of the Borrowers and the Subsidiaries has filed or caused to be filed all Federal, state and local tax returns which, to the knowledge of either Borrower, are required to be filed and have paid or caused to be paid all taxes as shown on such returns or on any assessment received by it or by any of them to the extent that such taxes have become due, except (a) taxes the amount, applicability or validity of which are being contested in good faith by appropriate proceedings and with respect to which the relevant Borrower or such Subsidiary, as the case may be, shall have set aside on its books reserves reasonably deemed adequate by it with respect thereto and
(b) taxes, assessments and returns relating thereto which, in the aggregate, are not material to the Company and the Subsidiaries, taken as a whole.

     SECTION 3.09. Employee Benefit Plans. The Company and each of its ERISA Affiliates is in compliance in all material respects with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder insofar as they apply to the Plans. No Reportable Event has occurred in respect of any Plan. The present value of all benefit liabilities under each Plan

(based on those assumptions used to fund such Plan) did not, as of the last annual valuation date applicable thereto, exceed by more than U.S.$5,000,000 the value of the assets of such Plan. Neither the Company nor any ERISA Affiliate has incurred any Withdrawal Liability that materially adversely affects the financial condition of the Company and its ERISA Affiliates taken as a whole. Neither the Company nor any ERISA Affiliate has received any notification that any Multiemployer Plan is in reorganization or has been terminated, within the meaning of Title IV of ERISA, and no Multiemployer Plan is reasonably expected to be in reorganization or to be terminated, where such reorganization or termination has resulted or can reasonably be expected to result in an increase in the contributions required to be made to such Plan that would materially and adversely affect the financial condition of the Company and its ERISA Affiliates taken as a whole.

     SECTION 3.10. Foreign Employee Benefit Matters. Each Foreign Employee Benefit Plan is in compliance in all material respects with all requirements of the governing documents for such Plan and all applicable laws (including funding and fiduciary obligations). The greater of the going concern liabilities and the solvency liabilities under any Foreign Pension Plan does not exceed the current fair market value of the assets held in trust or other funding vehicle for such Plan by an amount in excess of the sum of (i) Cdn.$20,000,000 and (ii) the amount of Indebtedness at such time that may be incurred without violating
Section 6.04(m). With respect to any Foreign Employee Benefit Plan (other than a Foreign Pension Plan), reasonable reserves have been established in accordance with prudent business practice or where required by ordinary accounting practices in the jurisdiction in which such Plan is maintained. The aggregate unfunded liabilities, after giving effect to any reserves for such liabilities, with respect to such Plans are not material. There are no actions, suits or claims (other than routine claims for benefits) pending or threatened with respect to any Foreign Employee Benefit Plan that would subject the Borrowers or an ERISA Affiliate to a liability in excess of Cdn.$5,000,000.

     SECTION 3.11. Investment Company Act. None of the Loan Parties is an "investment company" as that term is defined in, or is otherwise subject, to regulation under the Investment Company Act of 1940.

     SECTION 3.12. Federal Reserve Regulations. (a) None of the Borrowers and the Subsidiaries is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying Margin Stock.

     (b) No part of the proceeds of the Loans or any Acceptance or Letter of Credit will be used, whether directly or indirectly, and whether immediately, incidentally or ultimately, (i) to purchase or carry Margin Stock or to extend credit to others for the purpose of purchasing or carrying Margin Stock or to refund indebtedness originally incurred for such purpose or (ii) for any purpose which entails a violation of, or which is inconsistent with, the provisions of the Regulations of the Board, including, without limitation, Regulations G, U or X thereof.

     SECTION 3.13. Agreements. None of the Borrowers and the Subsidiaries is a party to any agreement or instrument or subject to any charter or other corporate restriction materially and adversely affecting its business, properties or assets, operations or condition (financial or otherwise). None of the Borrowers and the Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party in any manner which would materially and adversely affect the business, properties or assets, operations or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole.

     SECTION 3.14. No Material Misstatements. To the best knowledge of each of the Borrowers, no information, report, financial statement, exhibit or schedule furnished by or on behalf of any Loan Party to an Agent or any Bank in connection with the negotiation of any Loan Document or included herein or delivered pursuant hereto (including the Confidential Information Memorandum of the Borrower dated May, 1997, it being recognized, however, that projections contained therein as to future events are not to be viewed as fact and that actual results during the period or periods covered by any such projections may differ from the projected results and that the differences may be material) contained, contains or will contain any material misstatement of fact or omitted, omits or will omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were, are or will be made, not misleading.

     SECTION 3.15. Environmental and Safety Matters. Each of the Borrowers and the Subsidiaries has complied with all laws and regulations relating to the protection of the environment or to employee health or safety (collectively, "Environmental and Safety Laws") to the extent that the failure to comply could reasonably be expected to result in a Material Adverse Change. None of the Borrowers and the Subsidiaries has received notice of any failure so to comply. The plants and facilities of each of the Borrowers and the Subsidiaries do not manage any hazardous substances in violation of any Environmental and Safety Laws where such violations, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Change. Neither Borrower is aware of any events, conditions or circumstances involving environmental pollution or contamination or employee health or safety that could reasonably be expected to result in a Material Adverse Change.

                                   ARTICLE IV

                              CONDITIONS OF LENDING

     The obligations of the Banks to make Loans or to create an Acceptance and of the Issuing Banks to issue Letters of Credit hereunder are subject to the satisfaction of the conditions to the effectiveness of this Agreement set forth in Section 4.02 and to the conditions to borrowing and issuance set forth in
Section 4.01.

     SECTION 4.01. All Borrowings, etc. On the date of each borrowing (including each refinancing pursuant to Section 2.04) hereunder, on the date of issuance of each Letter of Credit and on the date of issuance of each Acceptance:

     (a) The applicable Agent shall have received a notice of such borrowing as required by Section 2.02 or 2.03, as applicable, or, in the case of the issuance of a Letter of Credit, the Issuing Bank and the applicable Agent shall have received a notice requesting the issuance of such Letter of Credit as required by Section 2.20(b), or, in the case of the issuance of an Acceptance, the Canadian Agent shall have received a notice of drawing as required by Section 2.21(c).

     (b) Except in the case of (i) any refinancing of Standby Loans or Canadian Loans pursuant to Section 2.04 which does not result in an increase in the aggregate outstanding principal amount of the Loans of any Bank or (ii) any borrowing of Standby Loans made on the Consolidation Date in an aggregate principal amount not exceeding the payments made by the Company (solely as a result of the occurrence of the event described in clause (iii) of Section 2.23(a)) on the Consolidation Date pursuant to clause (1) of Section 2.23(a), the representations and warranties set forth in Article III herein and in each other Loan Document shall be true and correct in all material respects on and as of such date with the same effect as though such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date.

     (c) Except in the case of (i) any refinancing of Standby Loans or Canadian Loans pursuant to Section 2.04 which does not result in an increase in the aggregate outstanding principal amount of the Loans of any Bank or (ii) any borrowing of Standby Loans made on the Consolidation Date in an aggregate principal amount not exceeding the payments made by the Company (solely as a result of the occurrence of the event described in clause (iii) of Section 2.23(a)) on the Consolidation Date pursuant to clause (1) of Section 2.23(a), each of the Borrowers and the other Loan Parties shall be in compliance with all the terms and provisions set forth herein and in each other Loan Document on its part to be observed or performed, and immediately after such borrowing or the issuance of such Letter of Credit or Acceptance, as the case may be, no Event of Default specified in Article VII hereof, nor any event which upon notice or lapse of time or both would constitute an Event of Default, shall have occurred and be continuing.

     Each borrowing hereunder or issuance of a Letter of Credit or Acceptance hereunder shall be deemed to be a representation and warranty by the Borrowers on the date of such borrowing or the issuance of such Letter of Credit or Acceptance, as the case may be, as to the matters specified in this Section.

     SECTION 4.02. Effectiveness. The effectiveness of this Agreement is subject to the following additional conditions precedent:

     (a) Each Bank shall have received the favorable written opinion of (i) Robert G. Ulrich, Esq., Senior Vice President and General Counsel of the Company, (ii) Cahill Gordon & Reindel, U.S. counsel for the Borrowers and (iii) Blake, Cassels & Graydon, counsel for A&P Canada, each dated the date hereof and addressed to the Issuing Banks and the Banks, substantially in the form of, respectively, Exhibit F-1, F-2 and F-3 hereto.

     (b) All legal matters incident to this Agreement and the other Loan Documents shall be satisfactory to the Banks, to the Issuing Banks and to Cravath, Swaine & Moore, U.S. counsel for the U.S. Agent, and McMillan Binch, Canadian counsel for the Canadian Agent.

     (c) The Agents shall have received (i) a copy of the certificate or articles of incorporation, including all amendments thereto, of each Loan Party, certified as of a recent date by the Secretary of State (or similar official) of the jurisdiction of its organization; (ii) a certificate of such Secretary of State (or similar official), dated as of a recent date, as to the good standing and charter documents of each such Loan Party on file in the office of such Secretary of State (or similar official); (iii) a certificate of the Secretary or an Assistant Secretary of each Loan Party dated the date hereof and certifying (A) that attached thereto is a true and complete copy of the by-laws of such Loan Party as in effect on the date of such certification, (B) that attached thereto is a true, correct and complete copy of resolutions adopted by the Board of Directors of such Loan Party authorizing the execution, delivery and performance of the Loan Documents to which such Loan Party is or will be a party and, in the case of the Borrowers, the borrowings hereunder, and that said resolutions have not been amended or revoked and are in full force and effect on the date of such certificate, (C) that the certificate of incorporation (or similar organizational document) of such Loan Party has not been amended since the date of the last amendment thereto indicated on the certificate of good standing furnished pursuant to clause (ii) above and (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith or therewith on behalf of such Loan Party and a certification by another officer of such Loan Party as to the incumbency and signature of the officer signing the certificate referred to in this clause (iii); and (iv) such other documents as any Issuing Bank or any Bank or its counsel may reasonably request.

     (e) The Competitive Advance and Revolving Credit Facility Agreement dated as of December 12, 1995, as amended, among the Company, the banks listed therein, and the U.S. Agent and the Canadian Agent shall have been terminated and all obligations thereunder discharged except with respect to bankers acceptances that are identified on Schedule 1.01 attached hereto, the U.S. Agent shall have received satisfactory evidence of such termination and discharge.

     (f) The Agents shall have received copies of the Guarantee Agreement duly executed by the Guarantors and the Indemnity, Subrogation and Contribution Agreement duly executed by the Borrowers and the Guarantors.

     (g) The Agents shall have received a certificate, dated the date hereof and signed by a Financial Officer, confirming compliance with the conditions precedent set forth in paragraphs (b) and (c) of Section 4.01.

     (h) The Agents shall have received all Fees and other amounts due and payable on or prior to the date hereof.

     (i) Each of the Agents shall have received such further information, certificates and documents as such Agent or its counsel may reasonably request.

                                    ARTICLE V

                              AFFIRMATIVE COVENANTS

     Each of the Borrowers covenants and agrees with the Banks that, so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, any Acceptance Obligation, all Fees and all other expenses or amounts payable under any Loan Document shall have been paid in full and all Letters of Credit have been canceled, cash collateralized or have expired and all amounts drawn thereunder have been reimbursed in full, unless the Required Banks shall otherwise consent in writing, it will, and will cause each of the Subsidiaries to:

     SECTION 5.01. Existence. Do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence, material rights, licenses, permits and franchises, comply in all material respects with all lawful laws and regulations (including those relating to employee health and safety and to the protection of the environment) applicable to it and conduct its business in substantially the same manner as heretofore conducted or as at the time permitted under applicable law; at all times maintain, preserve and protect all franchises and trade names and maintain and preserve all property used or useful in the conduct of its business and keep the same in good repair, working order and condition, and from time to time make, or cause to be made, all needful and proper repairs, renewals and replacements, betterments and improvements thereto, so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing contained in this Section 5.01 shall prevent either Borrower or any Subsidiary from ceasing or omitting to exercise, or selling, abandoning, terminating or allowing to expire, any rights, licenses, permits or franchises (including, in the case of a Subsidiary only (other than A&P Canada), the legal existence thereof) which in the judgment of the Company can no longer be advantageously exercised or prevent either Borrower or any Subsidiary from ceasing to keep in repair or selling, abandoning or otherwise disposing of any property, the retention of which in the judgment of the Company is inadvisable to, or which are no longer used or useful in, the business of such Borrower or any Subsidiary, or prevent any liquidation of any Subsidiary (other than A&P Canada) or any merger or consolidation or sale expressly permitted by the provisions of Article VI hereof.

     SECTION 5.02. Insurance. Maintain or cause to be maintained, with responsible and reputable insurers, insurance with respect to its properties and business and the properties and business of the Subsidiaries against such casualties and contingencies (including public liability) and in such types and in such amounts as are customarily maintained or caused to be maintained by persons engaged in the same or a similar business in the same territories under similar conditions; provided, however, that in lieu of or supplementing any such insurance in whole or in part, the Company may adopt or cause to be adopted some other method or plan of protection at least equal in protection, in the judgment of the Company, to the method or plan of protection against loss or damage to property adopted by such other persons.

     SECTION 5.03. Obligations and Taxes. (a) Pay and discharge or cause to be paid and discharged all of its indebtedness and obligations promptly and in accordance with their terms and (b) pay and discharge or cause to be paid and discharged promptly all lawful taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or in respect of its property, before the same shall become in default, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a lien or charge upon such properties or any part thereof; provided, however, that neither the Company nor any of the Subsidiaries shall be required to pay and discharge or to cause to be paid and discharged any such indebtedness, obligation, tax, assessment, charge, levy or claim so long as the validity, applicability or amount thereof shall be contested in good faith by appropriate proceedings and the Company or such Subsidiary, as the case may be, shall have set aside on its books reserves reasonably deemed adequate by it with respect thereto.

     SECTION 5.04. Financial Statements; Reports, etc. In the case of the Company, furnish to each of the Banks:

     (a) (i) within 90 days after the end of each fiscal year of the Company (being the last Saturday in February in each calendar year), the Consolidated balance sheets of the Company and the Subsidiaries and the related statements of Consolidated operations and retained earnings, of Consolidated shareholders' equity and of Consolidated cash flows for the fiscal year then ended; and (ii) within 90 days after the end of each fiscal year of A&P Canada, the Consolidated balance sheets of A&P Canada and its Subsidiaries and the related statements of Consolidated operations and retained earnings, of Consolidated shareholders' equity and of Consolidated cash flows for the fiscal year then ended; in each case, all the foregoing Consolidated financial statements to be reported on by Deloitte & Touche, or other independent certified public accountants of nationally recognized standing reasonably acceptable to the Required Banks;

     (b) within 45 days after the end of each of the first three fiscal quarters of each fiscal year, the unaudited Consolidated balance sheets and statements of Consolidated operations and retained earnings, of Consolidated shareholders' equity and of changes in Consolidated cash flows for the period then ended, certified by a Financial Officer as presenting fairly the financial position and results of operations of the Company and the Subsidiaries and as having been prepared in accordance with generally accepted accounting principles consistently applied in each case subject to normal year-end audit adjustments;

     (c) concurrently with (a) above, a certificate of the independent accountants referred to therein (which certificate may be limited to accounting matters and disclaim responsibility for legal inter-pretations to the extent such accountants are then permitted to issue such certificates) certifying that during the course of their examination nothing came to their attention that caused them to believe that any Event of Default, or any event which with notice or lapse of time or both would constitute an Event of Default, has occurred, or, if an Event of Default or event has occurred, specifying the nature and extent thereof; and concurrently with (a) and (b) above, a certificate of a Financial Officer (i) certifying that no Event of Default, nor any event which with notice or lapse of time or both would constitute such an Event of Default, has occurred, or, if such an Event of Default or event has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto, and (ii) setting forth computations and/or facts showing compliance (y) by the Company and the Subsidiaries with the provisions of Sections 6.01, 6.02, 6.03, 6.04, 6.07, 6.08 and 6.09 and (z) by A&P Canada with the provisions of Section 2.23(a)(iii);

     (d) promptly after the sending or filing thereof, and to the extent not required to be furnished by any other provision of this Section, (i) copies of all proxy statements, financial statements, and reports that the Company sends to its stockholders and (ii) copies of all regular, periodic and special reports, and all registration statements relating to transactions requiring a vote of stockholders of the Company or filed on under the Securities Act of 1933, which the Company or any Subsidiary files with the Securities and Exchange Commission, or any governmental authority which may be substituted therefore or with any national securities exchange;

     (e) promptly after the occurrence thereof, notice of a change in the Ratings; and

     (f) promptly, from time to time, such other information regarding the operations, business affairs and condition (financial or otherwise) of the Company and the Subsidiaries, or compliance with the terms of any Loan Document, as any of the Banks may reasonably request which are not otherwise required to be delivered pursuant to this Section.

     SECTION 5.05. Litigation and Other Notices. Give each Agent, each Issuing Bank and each of the Banks prompt written notice of the following:

     (a) any Event of Default and any event which with notice or lapse of time or both would constitute an Event of Default;

     (b) all events of default or any event that would become an event of default upon notice or lapse of time or both under any of the terms or provisions of any note, agreement or other instrument evidencing or securing or relating to any Indebtedness of either Borrower or any of the Subsidiaries exceeding U.S.$10,000,000 (or its equivalent);

     (c) levy of an attachment, execution or other process against any of the property or assets, real or personal, of either Borrower or any Subsidiary, which property and assets in the aggregate have a book value in excess of U.S.$10,000,000 (or its equivalent);

     (d) the filing or commencement of any action, suit or proceeding by or before any court or any Federal, state, municipal or other governmental department, commission, instrumentality or agency which (i) is likely to materially impair the right of either Borrower or the Company and the Subsidiaries taken as a whole to carry on its or their business substantially as now conducted or would materially adversely affect the business, operations, properties, assets or condition (financial or otherwise) of either Borrower or the Company and the Subsidiaries taken as a whole or (ii) challenges the validity or enforceability of any Loan Document;

     (e) promptly upon the sale, lease, transfer or other disposition (other than sales in the ordinary course of business and intercompany transfers) of any of a Borrower's or any Subsidiary's real or tangible personal property, notice of such sale, lease, transfer or disposition; provided that no such notice need be given unless the aggregate book value of such sales, leases, transfers or dispositions in any fiscal year exceeds 5% of Consolidated total assets of the Company and the Subsidiaries as of the end of the immediately preceding fiscal year; and

     (f) any matter (other than those specified above as to which the Banks have received due notice) which has resulted in, or which either Borrower reasonably believes will result in, a materially adverse change in the financial condition or operations of either Borrower or the Company or and the Subsidiaries taken as a whole.

     SECTION 5.06. ERISA. (a) Comply in all material respects with the provisions of ERISA and the Code applicable to the Plans and with all applicable laws with respect to any Foreign Employee Benefit Plan and (b) furnish to the U.S. Agent (i) as soon as possible after, and in any event within 30 days after any Responsible Officer of the Company or any ERISA Affiliate knows or has reason to know, that, any Reportable Event has occurred that alone or together with any other Reportable Event could reasonably be expected to result in liability of the Company to the PBGC in an aggregate amount exceeding U.S.$5,000,000, a statement of a Financial Officer setting forth details as to such Reportable Event and the action that the Company proposes to take with respect thereto, together with a copy of the notice, if any, of such Reportable Event given to the PBGC, (ii) promptly after receipt thereof, a copy of any notice that the Company or any ERISA Affiliate may receive from the PBGC relating to the intention of the PBGC to terminate any Plan or Plans (other than a Plan maintained by an ERISA Affiliate that is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Code Section 414) or to appoint a trustee to administer any such Plan, (iii) within 30 days after the due date for filing with the PBGC pursuant to Section 412(n) of the Code a notice of failure to make a required installment or other payment with respect to a Plan, a statement of a Financial Officer setting forth details as to such failure and the action that the Company proposes to take with respect thereto, together with a copy of any such notice given to the PBGC and (iv) promptly and in any event within 30 days after receipt thereof by the Company or any ERISA Affiliate from the sponsor of a Multiemployer Plan, a copy of each notice received by the Company or any ERISA Affiliate concerning (A) the imposition of Withdrawal Liability by a Multiemployer Plan in an amount exceeding U.S.$10,000,000 or (B) a determination that a Multiemployer Plan is, or is expected to be, terminated or in reorganization, both within the meaning of Title IV of ERISA, and which, in each case, is expected to result in an increase in annual contributions of the Company or an ERISA Affiliate to such Multiemployer Plan in an amount exceeding U.S.$2,000,000.

     SECTION 5.07. Access to Premises and Records. Maintain financial records in accordance with generally accepted accounting principles, and permit representatives of any Bank to have reasonable access to such financial records and the premises of each of the Borrowers and the Subsidiaries at reasonable times and places and to make such excerpts from such records as such representatives deem necessary.

     SECTION 5.08. Additional Guarantors. (a) Cause each Subsidiary (other than a Canadian Holding Subsidiary) that is a Material Subsidiary to be a Guarantor under the Guarantee Agreement and cause such other Subsidiaries (other than a Canadian Holding Subsidiary) to be Guarantors under the Guarantee Agreement to the extent necessary so that the Subsidiaries that are not Guarantors under the Guarantee Agreement do not, in the aggregate, account for more than 10% of the Company's Consolidated Tangible Net Worth. Each of the Borrowers shall cause each Subsidiary that pursuant to this Section becomes a Guarantor under the Guarantee Agreement to become at the same time a party to the Indemnity, Subrogation and Contribution Agreement. Each of the Guarantee Agreement and the Indemnity, Subrogation and Contribution Agreement, as well as any other document delivered in connection therewith, shall be reasonably satisfactory to the U.S. Agent and its counsel with respect to the validity and enforceability thereof after giving effect to the transactions contemplated in this Section 5.08.

     (b) Upon the occurrence of an event described in clause (i), (ii) or (iii) of Section 2.23(a), either (i) cause A&P Canada to enter into a guarantee agreement substantially similar to the Guarantee Agreement or (ii) cause the Guarantee Agreement to be amended to incorporate A&P Canada as a party thereto, in each case to effect an unconditional guarantee by A&P Canada of the obligations of the Company and the Subsidiaries to the U.S. Agent, the U.S. Issuing Bank and the U.S. Banks. Concurrently therewith, the Company shall (i) cause A&P Canada to enter into an agreement substantially similar to the Indemnity, Subrogation and Contribution Agreement or (ii) amend the Indemnity, Subrogation and Contribution Agreement to incorporate A&P Canada as a party thereto. Each of the agreements contemplated in this paragraph shall be delivered to the U.S. Agent forthwith and, along with any other document delivered in connection therewith, shall be reasonably satisfactory to the U.S. Agent and its counsel with respect to the validity and enforceability thereof after giving effect to the transactions contemplated in this Section 5.08.

     SECTION 5.09. Ownership of A&P Canada. A&P Canada shall be a Wholly Owned Subsidiary of the Company.

                                   ARTICLE VI

                               NEGATIVE COVENANTS

     Each of the Borrowers covenants and agrees with the Banks that, so long as this Agreement shall remain in effect and until the Commitments have been terminated and the principal of and interest on each Loan, any Acceptance Obligation, all Fees and all other expenses or amounts payable under any Loan Document shall have been paid in full and all Letters of Credit have been canceled, cash collateralized or have expired and all amounts drawn thereunder have been reimbursed in full, unless the Required Banks shall otherwise consent in writing, it will not, and it will not cause or permit any of the Subsidiaries, directly or indirectly, to:

     SECTION 6.01. Minimum Consolidated Tangible Net Worth. Permit Consolidated Tangible Net Worth of the Company to be less than U.S.$728,594,000 at any time. Notwithstanding the foregoing, such minimum required amount of such Consolidated Tangible Net Worth shall be increased (i) from the date of receipt by an amount equal to 50% of the amount of any increase in Consolidated Tangible Net Worth resulting from any sale of capital stock of or capital contribution to the Company consummated after February 22, 1997, and (ii) from the first day of each fiscal quarter of the Company commencing after February 22, 1997, by 50% (or, if at the time such minimum required amount of Consolidated Tangible Net Worth exceeds U.S.$825,000,000, then 20%) of the Consolidated Net Income of the Company for the previous quarter (it being understood that the minimum required amount of such Consolidated Tangible Net Worth shall not be reduced by reason of a net deficit for any quarter).

     SECTION 6.02. Ratio of Consolidated Indebtedness to Consolidated Tangible Net Worth. Permit the ratio of Consolidated Indebtedness of the Company to Consolidated Tangible Net Worth of the Company to exceed 1.60 to 1.0 at any time.

     SECTION 6.03. Fixed Charge Coverage Ratio. Permit the ratio of (a) EBITDA plus Rent Expense to (b) Consolidated Interest Expense plus Rent Expense for any period of four consecutive fiscal quarters ending on or after the Closing Date to be less than 1.7 to 1.0.

     SECTION 6.04. Liens. Incur, create, assume or permit to exist any mortgage, pledge, security interest, lien, charge or other encumbrance of any nature whatsoever (including conditional sales or other title retention agreement) on any of its property or assets, whether owned at the date hereof or hereafter acquired, other than:

     (a) liens incurred or pledges and deposits made in connection with workmen's compensation, unemployment insurance, old-age pensions, social security and public liability and similar legislation;

     (b) liens securing the performance of bids, tenders, leases, contracts (other than for the repayment of borrowed money), statutory obligations, surety and appeal bonds and other obligations of like nature, incurred incident to and in the ordinary course of business;

     (c) statutory liens of landlords and other liens imposed by law, such as carriers', warehousemen's, mechanics', materialmen's and vendors' liens, incurred in good faith in the ordinary course of business;

     (d) liens securing the payment of taxes, assessments and governmental charges or levies, either (i) not delinquent or (ii) being contested in good faith by appropriate proceedings;

     (e) zoning restrictions, easements, licenses, reservations, restrictions on the use of real property or minor irregularities incident thereto which do not in the aggregate materially detract from the value of the property or assets of the Company and the Subsidiaries taken as a whole or materially impair the operation of the business of either Borrower or of the Company and its Subsidiaries taken as a whole;

     (f) liens incurred in the ordinary course of business;

     (g) liens on property or assets of any Subsidiary securing Indebtedness of such Subsidiary to the Company or to a Wholly Owned Subsidiary of the Company;

     (h) liens for judgments or awards, so long as the finality of such judgment or award is being contested in good faith and execution thereof is stayed; provided that the aggregate amount of liens permitted by this clause may not exceed U.S.$50,000,000 (or its equivalent);

     (i) any lien existing on any property or assets of any corporation at the time it becomes a Subsidiary of the Company, or existing prior to the time of acquisition upon any property or assets acquired by the Company or any of its Subsidiaries through purchase, merger or consolidation or otherwise, whether or not assumed by the Company or such Subsidiary;

     (j) any lien placed upon property or assets within 12 months of the time of acquisition or in-service date of such property or assets by the Company or any of its Subsidiaries (or, in the case of a lien placed upon a supermarket, within 18 months of the date the supermarket commenced operations) to secure all or a portion of (or to secure Indebtedness incurred to pay all or a portion of) the purchase price (or in the case of such supermarket, Indebtedness up to the market value thereof), provided that any such lien shall not encumber any other property or assets of the Company or any Subsidiary;

     (k) liens existing as of the date hereof; provided, however, that no such lien shall be permitted under this clause (k) if it extends to property other than the property subject to such lien on the date hereof;

     (l) any lien renewing, extending or refunding any lien permitted by clause
(i), (j) or (k) above, provided that the principal amount secured has not increased, and the lien is not extended to other property;

     (m) other liens not permitted by clauses (a) through (l) above on property or assets attaching after the date hereof; provided that the aggregate amount of Indebtedness secured by such liens (other than those permitted by clauses (a) through (l)) plus the aggregate book value of properties leased by the Company or any of its Subsidiaries that is the subject of a Sale and Leaseback Transaction subject to clause (ii) of Section 6.08 shall not exceed 15% of Consolidated Tangible Net Worth of the Company at any time.

     SECTION 6.05. Prohibition of Fundamental Changes. Enter into any merger or consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, transfer or otherwise dispose of, in one transaction or a series of transactions, all or a substantial part of its business or assets, except that: (a) either Borrower may merge or consolidate with a Subsidiary or a Subsidiary may merge or consolidate with either Borrower so long as such Borrower is the surviving entity; provided, however, that neither Borrower may merge or consolidate with the other Borrower;

     (b) any Subsidiary may merge or consolidate with any Subsidiary; provided, however, that no Subsidiary may merge or consolidate with The Great Atlantic and Pacific Tea Company, Limited or any subsidiary thereof; and provided further that any subsidiary of The Great Atlantic and Pacific Tea Company, Limited may merge or consolidate with it or with any of its other subsidiaries; and provided still further that no merger or consolidation allowed by virtue of this paragraph (b) may result in A&P Canada ceasing to be a Wholly Owned Subsidiary of the Company; and

     (c) either Borrower may merge or consolidate with, or acquire all the assets of, another person; provided that:

          (i) such Borrower is the surviving entity;

          (ii) no Event of Default or event which, with notice or the passage of time or both, would constitute an Event of Default exists after giving effect to such merger, consolidation or acquisition; and

          (iii) the acquired person shall be in substantially the same or a related line of business as the Company.

     SECTION 6.06. Transactions with Affiliates and Others. Except as otherwise provided herein, directly or indirectly purchase, acquire or lease any property from, or sell, transfer or lease any property to, or lend or advance any money to, or borrow any money from, or guarantee any obligation of, or acquire any stock, obligations or securities of, or enter into any merger or consolidation agreement, or any management, consulting or similar fee agreement with, any Affiliate or any officer, director or employee of any Affiliate, or enter into any other transaction or arrangement or make any payment to or otherwise deal with, in the ordinary course of business or otherwise, any Affiliate; provided, however, that the Borrowers and the Subsidiaries may, so long as no Event of Default has occurred and is continuing or would occur after giving effect thereto, (i) make sales to and purchases from Affiliates or provide services to or receive services from Affiliates, on an arm's-length basis for fair market value and (ii) enter into transactions with Affiliates (other than a person controlling the Company) in the ordinary course of business and not otherwise prohibited under this Agreement, provided that such transactions are either (y) consistent with past practice in connection with commercial joint ventures in which the Company or a Subsidiary has a significant interest and which has been formed for the purpose of developing the Company's business or (z) consistent with industry practice and entered into in connection with franchise arrangements; and provided further that the prohibition of this Section shall not extend to (i) arrangements existing on the date hereof (but not including any modifications, extensions or renewals thereof), (ii) indemnifications permitted by the charter or by-laws of the Company or any Subsidiary and (iii) transactions involving less than U.S.$1,000,000 (or its equivalent). For the purposes of this Section, the term "Affiliate" shall not include the Company or any of its Subsidiaries.

     SECTION 6.07. Subsidiary Indebtedness. Permit any Subsidiary to create, incur, assume or suffer to exist any Indebtedness except:

          (i) any Indebtedness secured by liens permitted by Section 6.04(j) or Indebtedness in respect of any capital leases resulting from Sale and Leaseback Transactions permitted by Section 6.08; and any Indebtedness secured by liens permitted by Section 6.04(m), so long as the aggregate principal amount outstanding of all Indebtedness of the Company and its Subsidiaries secured by liens permitted under Section 6.04(m) plus the aggregate book value of the property leased by the Company or any of its Subsidiaries that is the subject of Sale and Leaseback Transactions under clause (ii) of Section 6.08 shall not exceed 15% of Consolidated Tangible Net Worth of the Company at any time;

          (ii) Indebtedness of the Loan Parties under the Loan Documents;

          (iii) Indebtedness or any refinancing thereof of any Subsidiary existing on the date hereof;

          (iv) Indebtedness of any Subsidiary existing on the date it becomes a Subsidiary so long as such Indebtedness was not incurred in contemplation of such Subsidiary becoming a Subsidiary;

          (v) Indebtedness of any Subsidiary to the Company or to a Wholly Owned Subsidiary of the Company;

          (vi) Indebtedness incurred in the ordinary course of business in connection with supermarket leases that constitute Capitalized Lease Obligations and in which the lessee is a Guarantor;

          (vii) Indebtedness of A&P Canada incurred in respect of the commercial paper issued by it; provided, however, that the aggregate amount of Indebtedness incurred pursuant to this clause (vii) shall not at any time exceed the amount of the unused portion of the Total Canadian Commitment at such time; and

          (viii) other Indebtedness, provided that the aggregate principal amount outstanding of all such other Indebtedness of all Subsidiaries (excluding amounts permitted under clauses (i) through (vii) above) does not exceed U.S.$50,000,000 (or its equivalent).

     SECTION 6.08. Sale and Leaseback Transactions. Enter into any Sale and Leaseback Transaction; provided that the Company and its Subsidiaries may enter into (i) Sale and Leaseback Transactions of property or assets within 12 months of the time of acquisition or in-service date of such property or assets by the Company or any of its Subsidiaries (or, in the case of a Sale and Leaseback Transaction of a supermarket, within 18 months of the date the supermarket commenced operations) or (ii) such transactions so long as the aggregate book value of the property so leased (other than property or assets described in clause (i)), together with the aggregate principal Indebtedness secured by liens permitted under Sections 6.04(m), shall not exceed 15% of the Consolidated Tangible Net Worth of the Company at any time.

                                   ARTICLE VII

                                EVENTS OF DEFAULT

     In the case of the happening of any of the following events (hereinafter called "Events of Default"):

     (a) any representation or warranty made in or in connection with any Loan Document or the borrowings or issuances of Letters of Credit or Acceptances hereunder or any statement or representation made in any report, certificate, financial statement or other instrument furnished by any Loan Party to the Banks in connection with or pursuant to any Loan Document shall prove to have been false or misleading in any material respect when made or delivered or when deemed made in accordance with the terms hereof;

     (b) (i) default shall occur in the payment of the principal of any Loan or the reimbursement with respect to any L/C Disbursement or any Acceptance Obligation, when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or by acceleration thereof or otherwise; or (ii) default shall occur in the payment of any Fee or the interest on any Loan or L/C Disbursement or any other amount (other than an amount referred to in clause (i) above) due under any Loan Document, when and as the same shall become due and payable, and such default under this clause (ii) shall continue unremedied for five days;

     (c) default shall occur in the due observance or performance of any covenant, condition or agreement on the part of or to be performed by either Borrower or any Subsidiary contained in Article V hereof and such default shall continue unremedied for 30 days after written notice thereof to such Borrower or such Subsidiary from the applicable Agent or any Bank or Banks (with a copy thereof sent to the applicable Agent in the case of notice from any Bank);

     (d) default shall occur in the due observance or performance of any covenant, condition or agreement on the part of or to be performed by either of the Borrowers or any Consolidated Subsidiary contained in Article VI hereof and such default shall continue unremedied for 5 days after written notice thereof to the relevant Borrower from the applicable Agent or any Bank or Banks (with a copy thereof sent to the applicable Agent in the case of notice from any Bank);

     (e) default shall occur in the due observance of any other covenant, condition or agreement contained in any Loan Document and such default shall continue unremedied for 30 days after written notice thereof to the relevant Loan Party from the applicable Agent or any Bank or Banks (with a copy thereof sent to the applicable Agent in the case of notice from any Bank);

     (f) either of the Borrowers or any Subsidiary shall fail to pay any Indebtedness greater than U.S.$10,000,000 (or its equivalent), or fail during any 30-day period to pay Indebtedness aggregating more than U.S.$10,000,000 (or its equivalent) or any interest or premium thereon aggregating U.S.$10,000,000 (or its equivalent) or more, when due (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Indebtedness;

     (g) either of the Borrowers or any Subsidiary shall fail to perform any term, covenant or agreement on its part to be performed under any agreement or instrument evidencing or securing or relating to any Indebtedness exceeding U.S.$10,000,000 (or its equivalent) when required to be performed, if the effect of such failure is to accelerate, or to permit the holder or holders of such Indebtedness or the trustee or trustees under any such agreement or instrument to accelerate, the maturity of such Indebtedness;

     (h) either of the Borrowers or any Material Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking relief under Title 11 of the United States Code or any other Federal, state or foreign bankruptcy, insolvency or similar law, (ii) consent to the institution of, or fail to controvert in a timely and appropriate manner, any such proceeding or the filing of any such petition, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator or similar official for such Borrower or such Material Subsidiary or for a substantial part of its property,
(iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, (vi) become unable, admit in writing its inability or fail generally to pay its debts as they become due or
(vii) take action for the purpose of effecting any of the foregoing;

     (i) an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) relief in respect of either Borrower or any Material Subsidiary, or of a substantial part of its property, under Title 11 of the United States Code or any other Federal, state or foreign bankruptcy, insolvency or similar law, (ii) the appointment of a receiver, trustee, custodian, sequestrator or similar official for such Borrower or such Material Subsidiary or for a substantial part of its property or (iii) the winding-up or liquidation of such Borrower or such Material Subsidiary; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall continue unstayed and in effect for 60 days;

     (j) final judgment for the payment of money entered by a court of competent jurisdiction in an amount in excess of U.S.$10,000,000 (or its equivalent) shall be rendered against either of the Borrowers or a Subsidiary, and the same shall remain undischarged for a period of 30 consecutive days (or such longer period as any such court may allow) during which execution shall not be effectively stayed;

     (k) a Reportable Event or Reportable Events, or a failure to make a required installment or other payment when due (within the meaning of Section 412(n)(1) of the Code) shall have occurred with respect to any Plan or Plans that reasonably could be expected to result in liability of the Company to the PBGC or to a Plan in an aggregate amount exceeding U.S.$10,000,000 and, within 30 days after the reporting of any such Reportable Event to the U.S. Agent or after the receipt by the U.S. Agent of the statement required pursuant to
Section 5.06(b)(iii) hereof, the U.S. Agent shall have notified the Company in writing that (i) the Required Banks have made a determination that, on the basis of such Reportable Event or Reportable Events or the receipt of such statement, there are reasonable grounds (A) for the termination of such Plan or Plans by the PBGC, (B) for the appointment by the appropriate United States District Court of a trustee to administer such Plan or Plans or (C) for the imposition of a lien in favor of a Plan and (ii) as a result thereof an Event of Default exists hereunder; or a trustee shall be appointed by a United States District Court to administer any such Plan or Plans; or the PBGC shall institute proceedings (including giving notice of intent thereto) to terminate any Plan or Plans;

     (l) (i) the Company or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that it has incurred Withdrawal Liability to such Multiemployer Plan, (ii) the Company or such ERISA Affiliate does not have reasonable grounds for contesting such Withdrawal Liability and is not in fact contesting such Withdrawal Liability in a timely and appropriate manner, and
(iii) the amount of such Withdrawal Liability specified in such notice, when aggregated with all other amounts required to be paid to Multiemployer Plans in connection with Withdrawal Liabilities (determined as of the date or dates of such notification), requires payments exceeding U.S.$10,000,000 in any year;

     (m) the Company or any ERISA Affiliate shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if solely as a result of such reorganization or termination the aggregate annual contributions of the Company and its ERISA Affiliates to all Multiemployer Plans that are then in reorganization or have been or are being terminated have been or will be increased over the amounts required to be contributed to such Multiemployer Plans for their most recently completed plan years by an amount exceeding U.S.$10,000,000; or

     (n) the Guarantee Agreement shall cease to be in full force and effect or any Guarantor shall deny or disaffirm its obligations under the Guarantee Agreement;

then, in every such event and at any time thereafter during the continuance of such event, the U.S. Agent, if requested by the Required Banks (which request may be made by telephone, confirmed by written or telecopy notice), shall by written notice to the Borrowers, take any or all of the following actions, at the same or different times, (i) terminate the Commitments, (ii) declare the Loans and all Acceptance Obligations then outstanding to be forthwith due and payable in whole or in part, whereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and any unpaid accrued Fees and all Acceptance Obligations and all other liabilities of the Borrowers accrued hereunder and under any other Loan Document, shall become forthwith due and payable, without presentment, demand or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in any other Loan Document to the contrary notwithstanding or (iii) require cash collateral as contemplated by Section
9.08. Notwithstanding the foregoing, if an Event of Default specified in paragraphs (h) or (i) occurs with respect to either Borrower, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon, any unpaid accrued Fees and all other liabilities of the Borrowers accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in any other Loan Document to the contrary notwithstanding.

                                  ARTICLE VIII

                                    THE AGENT

     In order to expedite the transactions contemplated by this Agreement, The Chase Manhattan Bank is hereby appointed to act as U.S. Agent, and The Chase Manhattan Bank of Canada is hereby appointed to act as Canadian Agent, in each case on behalf of the Banks and the Issuing Banks. Each of the Banks and the Issuing Banks and each assignee of any such Bank or Issuing Bank hereby irrevocably authorizes each of the Agents to take such actions on behalf of such Bank or assignee or Issuing Bank and to exercise such powers as are specifically delegated to such Agent by the terms and provisions hereof and of the other Loan Documents, together with such actions and powers as are reasonably incidental thereto. The Agents are hereby expressly authorized by the Banks and the Issuing Banks, without hereby limiting any implied authority, (a) to receive on behalf of the Banks and the Issuing Banks all payments of principal of and interest on the Loans, all payments in respect of L/C Disbursements and all other amounts due to the Banks or the Issuing Banks hereunder, and promptly to distribute to each Bank or Issuing Bank its proper share of each payment so received; (b) to give notice on behalf of each of the Banks to the Company or A&P Canada of any Event of Default specified in this Agreement of which the applicable Agent has actual knowledge acquired in connection with its agency hereunder; and (c) to distribute to each Bank and Issuing Bank copies of all notices, financial statements and other materials delivered by a Borrower or any other Loan Party pursuant to this Agreement or the other Loan Documents as received by such Agent.

     None of the Agents or any of their directors, officers, employees or agents shall be liable as such for any action taken or omitted by any of them except for its, his or her own gross negligence or wilful misconduct, or be responsible for any statement, warranty or representation herein or the contents of any document delivered in connection herewith, or be required to ascertain or to make any inquiry concerning the performance or observance by the Borrowers or any other Loan Party of any of the terms, conditions, covenants or agreements contained in any Loan Document. Neither of the Agents shall be responsible to the Banks for the due execution, genuineness, validity, enforceability or effectiveness of this Agreement or any other Loan Documents, instruments or agreements. Each Agent shall in all cases be fully protected in acting, or refraining from acting, in accordance with written instructions signed by the Required Banks (or, if applicable, each Bank) and, except as otherwise specifically provided herein, such instructions and any action or inaction pursuant thereto shall be binding on all the Banks. Each Agent shall, in the absence of knowledge to the contrary, be entitled to rely on any instrument or document believed by it in good faith to be genuine and correct and to have been signed or sent by the proper person or persons. None of the Agents or any of its directors, officers, employees or agents shall have any responsibility to the Borrowers or any other Loan Party on account of the failure of or delay in performance or breach by any Bank or Issuing Bank of any of its obligations hereunder or to any Bank or Issuing Bank on account of the failure of or delay in performance or breach by any other Bank or Issuing Bank or the Borrowers or any other Loan Party of any of their respective obligations hereunder or under any other Loan Document or in connection herewith. Each Agent may execute any and all duties hereunder by or through agents or employees and shall be entitled to rely upon the advice of legal counsel selected by it with respect to all matters arising hereunder and shall not be liable for any action taken or suffered in good faith by it in accordance with the advice of such counsel.

     The Banks and Issuing Banks hereby acknowledge that neither Agent shall be under any duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement unless it shall be requested in writing to do so by the Required Banks.

     Subject to the appointment and acceptance of a successor Agent as provided below, an Agent may resign at any time by notifying the Banks, the Issuing Banks and the Borrowers. Upon any such resignation, the Required Banks shall have the right to appoint a successor. If no successor shall have been so appointed by the Required Banks and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent which shall be, in the case of the retirement of the U.S. Agent, a bank with an office in New York, New York, having a combined capital and surplus of at least U.S.$500,000,000 or an Affiliate of any such bank and shall be, in the case of the retirement of the Canadian Agent, a bank with an office in Toronto, Ontario, having a combined capital surplus of at least Cdn.$100,000,000 or an Affiliate of any such bank. Upon the acceptance of any appointment as Agent hereunder by a successor bank, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and the retiring Agent shall be discharged from its duties and obligations hereunder. After an Agent's resignation hereunder, the provisions of this Article and Section 9.05 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

     With respect to the Loans made by it hereunder, an Agent, in its individual capacity and not as Agent, shall have the same rights and powers as any other Bank and may exercise the same as though it were not an Agent and such Agent and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrowers or any of the Subsidiaries or other Affiliates as if it were not an Agent.

     Each Bank agrees (a) to reimburse each Agent, on demand, in the amount of its pro rata share (based on its Commitment hereunder) of any expenses incurred for the benefit of the Banks by such Agent, including counsel fees and compensation of agents and employees paid for services rendered on behalf of the Banks, that shall not have been reimbursed by the Borrowers or any other Loan Party and (b) to indemnify and hold harmless each Agent and any of its directors, officers, employees or agents, on demand, in the amount of such pro rata share, from and against any and all liabilities, taxes, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever that are imposed on, incurred by or asserted against it in its capacity as an Agent, any of them in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted by it or any of them under this Agreement or any other Loan Document, to the extent the same shall not have been reimbursed by the Borrowers or any other Loan Party; provided that no Bank shall be liable to an Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the gross negligence or wilful misconduct of such Agent or any of its directors, officers, employees or agents.

     Each Bank and Issuing Bank acknowledges that it has, independently and without reliance upon an Agent or any other Bank and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank and Issuing Bank also acknowledges that it will, independently and without reliance upon an Agent or any other Bank and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement or any other Loan Document, any related agreement or any document furnished hereunder. The Documentation Agent and the Co-Agents, in their capacity as such, shall have no duties or responsibilities, and shall incur no liabilities, under this Agreement.

                                   ARTICLE IX

                                  MISCELLANEOUS

     SECTION 9.01. Notices. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or by overnight courier service, mailed by certified or registered mail or sent by telecopy,

          (a) if to the Company, to it at 2 Paragon Drive, Montvale, New Jersey 07645, to the attention of the Treasurer (Telecopy No. (201) 930-8036);

          (b) if to A&P Canada, to it at 5559 Dundas Street West, Islington, Ontario M9B 1B9, to the attention of Vice Chairman (Telecopy No. (416) 234-6586);

          (c) if to the U.S. Agent, to The Chase Manhattan Bank Agency Services Corporation, One Chase Manhattan Plaza, New York, New York 10081, Attention of Barbara Clemens (Telecopy No. (212) 552-7500), with a copy to The Chase Manhattan Bank, at 270 Park Avenue, New York, New York 10017, Attention of Mr. William Rindfuss (Telecopy No. (212) 270-1474);

          (d) if to the Canadian Agent, to it at One First Canadian Place, 100 King Street West, Suite 6900, Toronto, Ontario M5X 1A4;

          (e) if to the U.S. Issuing Bank, to it at the address set forth in clause (c) above;

          (f) if to the Canadian Issuing Bank, to it at the address set forth in clause (d) above;

          (g) if to a Bank, to it at its address (or telecopy number) set forth on Schedule 2.01 or in the Assignment and Acceptance pursuant to which such Bank shall have become a party hereto.

     All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by telecopy or on the second Business Day after the date when sent by registered or certified mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 9.01 or in accordance with the latest unrevoked direction from such party.

     SECTION 9.02. Waivers; Amendment. (a) No failure or delay of either Agent, any Issuing Bank or any Bank in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Issuing Banks and the Banks hereunder are cumulative and not exclusive of any rights or remedies which they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document nor consent to any departure by either of the Borrowers or any other Loan Party therefrom shall in any event be effective unless the same shall be in writing and shall be signed or approved as required by paragraph (b) below. Any such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on either of the Borrowers in any case shall entitle such parties to any other or further notice or demand in similar or other circumstances.

     (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Borrowers and the Required Banks. Neither the Guarantee Agreement nor the Indemnity, Subrogation and Contribution Agreement shall be amended or modified, or any provision thereof waived, without the prior written consent of the Required Banks. Notwithstanding the foregoing, no such waiver, amendment or modification of any Loan Document shall (i) with respect to any Bank, decrease the principal amount of any Loan, or extend the maturity date or date for the payment of any Fee or of any interest on any Loan or of any Acceptance Obligation or any date for reimbursement of an L/C Disbursement, or waive or excuse any such payment or any part thereof, or decrease the rate of interest on any Loan or L/C Disbursement, in each case without the prior written consent of the Bank affected thereby, (ii) change or extend the Commitment or decrease the Fees of any Bank without the prior written consent of such Bank, (iii) amend, modify or otherwise change any of the provisions of this Section 9.02(b) or the definition of "Required Banks", or release all or substantially all of the Guarantors from any material obligation, or release the Company from any material obligation, under the Guarantee Agreement (except as expressly contemplated therein), without the prior written consent of each Bank, (iv) amend, modify or otherwise affect the rights or duties of any Agent or Issuing Bank without the prior written consent of such Agent or Issuing Bank or (v) effect any waiver, amendment or modification that by its terms affects the U.S. Banks only without the prior written consent of a majority in interest of the U.S. Banks, or affects the Canadian Banks only without the prior written consent of a majority in interest of the Canadian Banks or affects the rights and interests of U.S. Banks differently than those of Canadian Banks, or affects the rights and interests of Canadian Banks differently than those of U.S. Banks, without in either case the prior written consent of a majority in interest of the U.S. Banks and the Canadian Banks, as separate classes.

     SECTION 9.03. Payments on Business Days. Whenever any payment to be made hereunder or under any other Loan Document shall be stated to be due on a day other than a Business Day, such payment may be made on the next succeeding Business Day; provided, however, that with respect only to any such payment in respect of a Eurodollar Loan, if such next succeeding Business Day would fall in the next calendar month, such payment shall be made on the next preceding Business Day, and such extension of time shall in such case be included in computing interest, if any, in connection with such payment. As used in this
Section 9.03, the term "Business Day" shall mean (i) a U.S. Business Day when used in respect of a payment made to the U.S. Agent, the U.S. Issuing Bank or any U.S. Bank or (ii) a Canadian Business

Day when used in respect of a payment made to the Canadian Agent, the Canadian Issuing Bank or any Canadian Bank. SECTION 9.04. GOVERNING LAW. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (OTHER THAN LETTERS OF CREDIT AND AS EXPRESSLY SET FORTH IN OTHER LOAN DOCUMENTS) SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. EACH LETTER OF CREDIT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED IN ACCORDANCE WITH, THE LAWS OR RULES DESIGNATED IN SUCH LETTER OF CREDIT, OR IF NO SUCH LAWS OR RULES ARE DESIGNATED, THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION), INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NO. 500 (THE "UNIFORM CUSTOMS") AND, AS TO MATTERS NOT GOVERNED BY THE UNIFORM CUSTOMS, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 9.05. Expenses; Documentary Taxes. The Borrowers agree, jointly and severally, to pay all reasonable out-of-pocket expenses incurred by the Agents and the Issuing Banks in connection with the preparation, amendment or revision of this Agreement (whether or not the transactions hereby contemplated shall be consummated) and the other Loan Documents and the making of the Loans hereunder or the issuance of Letters of Credit or Acceptances, or incurred by the Agents or the Banks in connection with the enforcement of the rights of the Banks in connection with this Agreement or the other Loan Documents or with the Loans made or the Letters of Credit issued hereunder, and with respect to any action which may be instituted by any person against any one or more of the Banks or Issuing Banks in respect of the foregoing, or as a result of any transaction, action or nonaction arising from the foregoing, including, but not limited to (in each case), the fees and disbursements of Cravath, Swaine & Moore, U.S. counsel for the U.S. Agent and McMillan Binch, Canadian counsel for the Canadian Agent. The Borrowers agree, jointly and severally, that they shall indemnify each Bank and Issuing Bank and its officers, directors, employees and agents from and hold them harmless against any losses, liabilities (including, without limitation, liabilities arising out of failure by a Borrower or any Subsidiary to comply with applicable environmental laws), damages, claims and expenses incurred by or asserted against any of them in connection with this Agreement or any of the other Loan Documents or the transactions contemplated hereby, including, without limitation, documentary taxes or other similar assessments or charges made by any governmental authority by reason of the execution and delivery of this Agreement or any of the other Loan Documents. The obligations of the Borrowers under this Section and under Sections 2.13 and 2.15 shall survive the termination of this Agreement and/or the payment of the Loans and/or the payment of the Acceptance Obligations and/or the expiration of any Letter of Credit.

     SECTION 9.06. Survival of Agreements; Representations and Warranties, etc. All warranties, representations and covenants made by any Loan Party herein or in any other Loan Document in any certificate or other instrument delivered by it or on its behalf in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Banks and the Issuing Banks and shall survive the making of the Loans herein contemplated and the issuance of Letters of Credit or Acceptances, regardless of any investigation made by the Banks or the Issuing Banks or on their behalf and shall continue in full force and effect so long as any amount due or to become due hereunder or under any other Loan Document is outstanding and unpaid or any Letter of Credit is outstanding and so long as the Commitments have not been terminated. All statements in any such certificate or other instrument shall constitute representations and warranties by each of the Borrowers hereunder.

     SECTION 9.07. Successors and Assigns. (a) Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Borrowers, the Agents, the Issuing Banks or the Banks that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

     (b) Each Bank may assign to one or more assignees all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment, the Loans and Acceptance Obligations at the time owing to it and its participation in Letters of Credit); provided, however, that
(i) except in the case of an assignment to a Bank or an Affiliate of a Bank, each of the Company and A&P Canada and the Issuing Banks must give their prior written consent to such assignment (which consents shall not be unreasonably withheld), (ii) the amount of the Commitment of the assigning Bank to be assigned pursuant to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the applicable Agent) shall not be less than U.S.$5,000,000 (in respect of a U.S. Commitment) or Cdn.$5,000,000 (in respect of a Canadian Commitment) and shall be for an amount which is an integral multiple of U.S.$1,000,000 (in respect of a U.S. Commitment) or Cdn.$1,000,000 (in respect of a Canadian Commitment) and (iii) the parties to each such assignment shall execute and deliver to the applicable Agent an Assignment and Acceptance, together with a processing and recordation fee of U.S.$3,500, in the case of fees payable to the U.S. Agent, or Cdn.$4,500, in the case of fees payable to the Canadian Agent (except such fee shall not be payable in the case of an assignment by any Bank to any of its affiliates or an assignment pursuant to Sections 2.09 or 2.19). Upon acceptance and recordation in the Register pursuant to paragraph (e) of this Section 9.07, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five U.S. Business Days (or, if the Assignee is a Canadian Bank, five Canadian Business Days) after the execution and recordation thereof, (A) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Bank under this Agreement, (B) the assigning Bank thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Bank's rights and obligations under this Agreement, such Bank shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.13, 2.15, 2.18 and 9.05) and (C) Schedule 2.01 shall be deemed amended to give effect to such assignment.

     (c) By executing and delivering an Assignment and Acceptance, the assigning Bank thereunder and the assignee thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows: (i) such assigning Bank warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and that its Commitment, and the outstanding balances of its Loans, in each case without giving effect to assignments thereof which have not become effective, are as set forth in such Assignment and Acceptance, (ii) except as set forth in (i) above, such assigning Bank makes no other representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any other instrument or document furnished pursuant hereto, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement, any other Loan Documents or any other instrument or document furnished pursuant hereto, or the financial condition of either of the Borrowers or any Subsidiary or the performance or observance by either of the Borrowers or any Subsidiary of any of its obligations under this Agreement, any other Loan Documents or any other instrument or document furnished pursuant hereto; (iii) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; (iv) such assignee confirms that it has received a copy of this Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.04 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (v) such assignee will independently and without reliance upon the applicable Agent, such assigning Bank or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (vi) such assignee appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to such Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vii) such assignee agrees that it will perform in accordance with their terms all the obligations which by the terms of this Agreement are required to be performed by it as a Bank.

     (d) The Canadian Agent shall furnish to the U.S. Agent a copy of each Assignment and Acceptance with respect to a Canadian Commitment. The U.S. Agent, on behalf of and solely for this purpose as an agent for the Borrowers, shall maintain at one of its offices in The City of New York a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Banks, and the Commitment of, and principal amount of the Loans and Acceptance Obligations owing to, and participation in Letters of Credit belonging to, each Bank pursuant to the terms hereof from time to time (the "Register"). The entries in the Register shall be conclusive in the absence of manifest error and the Borrowers, the Agents, the Issuing Banks and the Banks may treat each person whose name is recorded in the Register pursuant to the terms hereof as a Bank hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrowers, the Issuing Banks and any Bank, at any reasonable time and from time to time upon reasonable prior notice.

     (e) Upon its receipt of a duly completed Assignment and Acceptance executed by an assigning Bank and an assignee, an Administrative Questionnaire in the applicable Agent's customary form completed in respect of the assignee (unless the assignee shall already be a Bank hereunder), the processing and recordation fee referred to in paragraph (b) above and, if required, the written consent of the Company and the Issuing Banks to such assignment, the applicable Agent shall
(i) accept such Assignment and

Acceptance, (ii) record the information contained therein in the Register and
(iii) give prompt notice thereof to the Issuing Banks and the Banks. No assignment shall be effective unless recorded in the Register. Any purported assignment by a Bank of all or a portion of its interests, rights and obligations under this Agreement (including all or a portion of its Commitment, the Loans and Acceptance Obligations at the time owing to it and its participation in Letters of Credit) shall, until such time as it is recorded in the Register, be deemed to be, and treated as, a sale of a participation therein pursuant to paragraph (f).

     (f) Each Bank may without the consent of either Borrower, the Issuing Banks or the Agents sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided, however, that (i) such Bank's obligations under this Agreement shall remain unchanged,
(ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) the participating banks or other entities shall be entitled to the benefit of the cost protection provisions contained in Sections 2.13 and 2.15 to the same extent as if they were Banks and
(iv) the Borrowers, the Agents, the Issuing Banks and the other Banks shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement, and such Bank shall retain the sole right to enforce the obligations of the Borrowers relating to the Loans, Acceptance Obligations, or L/C Disbursements and to approve any amendment, modification or waiver of any provision of this Agreement (provided that the participating bank or other entity may be provided with the right to approve amendments, modifications or waivers affecting it with respect to (A) any decrease in the Fees payable hereunder with respect to Loans, Acceptances or Letters of Credit in which the participating bank or other entity has purchased a participation, (B) any change in the amount of principal of, or decrease in the rate at which interest is payable, on the Loans, Acceptances or Letters of Credit in which the participating bank or other entity has purchased a participation or (C) any extension of the dates fixed for scheduled payments of a Fee or of principal of or interest on the Loans or Acceptances or reimbursements of drawings under Letters of Credit in which the participating bank or other entity has purchased a participation).

     (g) Any Bank may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 9.07, disclose to the assignee or participant or proposed assignee or participant any information relating to the Borrowers or the Subsidiaries furnished to such Bank by or on behalf of the Borrowers; provided that, prior to any such disclosure, each such assignee or participant or proposed assignee or participant shall execute an agreement whereby such assignee or participant shall agree (subject to customary exceptions) to preserve the confidentiality of any confidential information relating to the Borrowers received from such Bank.

     (h) Any U.S. Bank may at any time assign all or any portion of its rights under this Agreement to a Federal Reserve Bank; provided that no such assignment shall release a Bank from any of its obligations hereunder.

     (i) None of the Borrowers shall assign or delegate any of its respective rights and duties hereunder without the prior written consent of each Issuing Bank and each Bank.

     SECTION 9.08. Cash Collateralization. If (a) pursuant to Article VII, the Commitments shall be terminated or the Loans and Acceptance Obligations shall be declared due and payable, or (b) the Total U.S. Exposure shall exceed the Total U.S. Commitment or the Total Canadian Exposure shall exceed the Total Canadian Commitment, in each case as a result of a reduction or termination of Commitments or otherwise pursuant to Section 2.09, 2.12 or 2.23, the relevant Borrower shall, on the applicable Business Day it receives notice from the applicable Agent or the Required Banks (or, if the maturity of the Loans has been accelerated, Banks holding participations in outstanding Letters of Credit representing greater than 50% of the aggregate undrawn amount of all outstanding Letters of Credit) thereof and of the amount to be deposited, deposit in an account with the U.S. Agent, if such Borrower is the Company and with the Canadian Agent, if such Borrower is A&P Canada, for the benefit of the applicable Banks, an amount in cash (in U.S. Dollars if such Borrower is the Company and in Canadian Dollars if such Borrower is A&P Canada) equal to the U.S. L/C Exposure or the Total Canadian Exposure (less the principal amount of outstanding Canadian Loans), as applicable, as of such date. Such deposit shall be held by the U.S. Agent or the Canadian Agent, as applicable, as collateral for the payment and performance of the obligations of the relevant Borrower under this Agreement. Such Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the applicable Agent, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall (i) automatically be applied by the applicable Agent to reimburse the relevant Issuing Bank for L/C Disbursements for which it has not been reimbursed,

(ii) be held for the satisfaction of the reimbursement obligations of the relevant Borrower for its L/C Exposure at such time, (iii) be held for the satisfaction of outstanding Acceptance Obligations and (iv) if the maturity of the Loans has been accelerated (but subject to the consent of Banks holding participations in outstanding Letters of Credit representing greater than 50% of the aggregate undrawn amount of all outstanding Letters of Credit), be applied to satisfy other obligations of such Borrower under this Agreement. If such Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to such Borrower within three Business Days after all Events of Default have been cured or waived or the applicable Agent is satisfied that the Total U.S. Commitment exceeds the Total U.S. Exposure or, as the case may be, the Total Canadian Commitment exceeds the Total Canadian Exposure.

     SECTION 9.09. Sharing of Setoffs. If one or more Events of Default shall have occurred and be continuing, each Bank shall have the right, in addition to and not in limitation of any right which any such holder may have under applicable law or otherwise, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank or its affiliate banks to or for the credit or the account of either of the Borrowers against any of and all the obligations of either of the Borrowers now or hereafter existing under this Agreement and other Loan Documents held by such Bank, irrespective of whether or not such Bank shall have made any demand under this Agreement or such other Loan Document and although such obligations may be unmatured. The rights of each Bank under this Section 9.09 are in addition to other rights and remedies (including other rights of setoff) which such Bank may have. Each Bank agrees that, if it shall through the exercise of a right of banker's lien, setoff, counterclaim or otherwise obtain payment of a proportion of any Loan or L/C Disbursement held by it in excess of the proportion of the Loans or participations in L/C Disbursements of the other holder of a Loan or participation in L/C Disbursements being paid simultaneously or required hereby to be paid proportionately, it shall be deemed to have simultaneously purchased from such other holders a participation in the Standby Loans and L/C Exposure held by such other holders so that the aggregate unpaid principal amount of the Standby Loans and L/C Exposure and participations in Standby Loans and L/C Exposure held by each holder shall be in the same proportion to the aggregate unpaid principal amount of all Standby Loans and L/C Exposure then outstanding as the principal amount of its Standby Loans and L/C Exposure held by it prior to such exercise of banker's lien, setoff, counterclaim or other receipt of payment was to the principal amount of all Standby Loans and L/C Exposure outstanding prior to such exercise of banker's lien, setoff, counterclaim or other receipt of payment, and it shall promptly remit to each such holder the amount of the participation thus deemed to have been purchased; provided, however, that if any such purchase or purchases or adjustments shall be made pursuant to this Section and the payment giving rise thereto shall thereafter be recovered, such purchase or purchases or adjustments shall be rescinded to the extent of such recovery and the purchase price or prices or adjustment restored without interest. The Borrowers expressly consent to the foregoing arrangements and agree that any holder of a participation in a Standby Loan or L/C Disbursement deemed to have been so acquired may exercise any and all rights of banker's lien, setoff, counterclaim or otherwise with respect to any and all moneys owing by such holder to either of the Borrowers as fully as if such Bank had made a Loan directly to the such parties in the amount of such participation. Purchases and adjustments contemplated hereby shall be applied by the holders first to Standby Loans and Canadian Loans and thereafter to Competitive Loans.

     SECTION 9.10. Representations of Banks. Each Bank represents to the Borrowers that it is engaged in the business of making commercial loans and that it is entering into this Agreement in the ordinary course of its commercial banking business.

     SECTION 9.11. Waiver of Jury Trial. Each party hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement or any of the other Loan Documents. Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section 9.11.

     SECTION 9.12. Severability. In case any one or more of the provisions contained in this Agreement or in any other Loan Document shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 9.13. Cover Page; Table of Contents and Section Headings. The cover page, table of contents and section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

     SECTION 9.14. Counterparts. This Agreement may be signed in any number of counterparts with the same effect as if the signatures thereof and hereto were upon the same instrument. Subject to the conditions set forth in Section 4.02, this Agreement shall become effective when copies hereof which, when taken together, bear the signatures of each of the parties hereto shall have been received by the U.S. Agent.

     SECTION 9.15. Entire Agreement. This Agreement, and the other Loan Documents, including the exhibits and schedules hereto and thereto and the letter agreement dated the date hereof between the Company and the U.S. Agent, constitute the entire agreement and understanding of the parties hereto with respect to the subject matter of this Agreement.

     SECTION 9.16. Jurisdiction; Consent to Service of Process. (a) Each of the Borrowers hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and an appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any Issuing Bank or any Bank may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against either of the Borrowers or its properties in the courts of any other jurisdiction.

     (b) Each of the Borrowers hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 9.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.



     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers as of the day and year first above written.



                                     THE GREAT ATLANTIC & PACIFIC
                                     TEA COMPANY, INC.,


                                     by
                                       ----------------------------------
                                        Name:
                                        Title:



                     THE GREAT ATLANTIC & PACIFIC COMPANY OF
                                CANADA, LIMITED,


                                     by
                                       ----------------------------------
                                        Name:
                                        Title:

                     THE CHASE MANHATTAN BANK, individually
                               and as U.S. Agent,


                                     by
                                       ----------------------------------
                                        Name:
                                        Title:

                  COMMERZBANK AKTIENGESELLSCHAFT, individually
                           and as Documentation Agent,


                                     by
                                       ----------------------------------
                                        Name:
                                        Title:


                                     by
                                       ----------------------------------
                                        Name:
                                        Title:

                       THE CHASE MANHATTAN BANK OF CANADA,
                       individually and as Canadian Agent,


                                     by
                                       ----------------------------------
                                        Name:
                                        Title:

                                     NATIONSBANK, N.A.,


                                     by
                                       ----------------------------------
                                        Name:
                                        Title:

                        ROYAL BANK OF CANADA (NEW YORK),


                                     by
                                       ----------------------------------
                                        Name:
                                        Title:

                                     CITIBANK, N.A.,


                                     by
                                       ----------------------------------
                                        Name:
                                        Title:

                                     THE BANK OF NOVA SCOTIA,


                                     by
                                       ----------------------------------
                                        Name:
                                        Title:

                                     CORESTATES BANK, N.A.,


                                     by
                                       ----------------------------------
                                        Name:
                                        Title:

                                     THE BANK OF NEW YORK,


                                     by
                                       ----------------------------------
                                        Name:
                                        Title:

                        DEUTSCHE BANK AG NEW YORK BRANCH
                          AND/OR CAYMAN ISLANDS BRANCH,


                                     by
                                       ----------------------------------
                                        Name:
                                        Title:

                                     by
                                       ----------------------------------
                                        Name:
                                        Title:

                                     THE SUMITOMO BANK, LIMITED,
                                     NEW YORK BRANCH,


                                     by
                                       ----------------------------------
                                        Name:
                                        Title:

                      NORDDEUTSCHE LANDESBANK GIROZENTRALE
                     NEW YORK AND/OR CAYMAN ISLANDS BRANCH,


                                     by
                                       ----------------------------------
                                        Name:
                                        Title:


                                     by
                                       ----------------------------------
                                        Name:
                                        Title:

                                     THE NORTHERN TRUST COMPANY,


                                     by
                                       ----------------------------------
                                        Name:
                                        Title:

                                     FLEET NATIONAL BANK,


                                     by
                                       ----------------------------------
                                        Name:
                                        Title:

                                     ARAB BANK PLC,


                                     by
                                       ----------------------------------
                                        Name:
                                        Title:

                       THE CHASE MANHATTAN BANK OF CANADA,
                       individually and as Canadian Agent,


                                     by
                                       ----------------------------------
                                        Name:
                                        Title:

                       THE BANK OF NOVA SCOTIA (TORONTO),


                                     by
                                       ----------------------------------
                                        Name:
                                        Title:

                                     by
                                       ----------------------------------
                                        Name:
                                        Title:

                                     CITIBANK (CANADA),


                                     by
                                       ----------------------------------
                                        Name:
                                        Title:


                                     by
                                       ----------------------------------
                                        Name:
                                        Title:

                                     DEUTSCHE BANK CANADA,


                                     by
                                       ----------------------------------
                                        Name:
                                        Title:


                                     by
                                       ----------------------------------
                                        Name:
                                        Title:

                   LANDESBANK HESSEN THUERINGEN-GIROZENTRALE,


                                     by
                                       ----------------------------------
                                        Name:
                                        Title:

                                     by
                                       ----------------------------------
                                        Name:
                                        Title:

                                     HIBERNIA NATIONAL BANK,


                                     by
                                       ----------------------------------
                                        Name:
                                        Title:

                                     SUMMIT BANK,


                                     by
                                       ----------------------------------
                                        Name:
                                        Title:

                       BAYERISCHE LANDESBANK GIROZENTRALE,


                                     by
                                       ----------------------------------
                                        Name:
                                        Title:

                                     BERLINER BANK AG,


                                     by
                                       ----------------------------------
                                        Name:
                                        Title:

                                     by
                                       ----------------------------------
                                        Name:
                                        Title:

                                     CARIPLO BANK,


                                     by
                                       ----------------------------------
                                        Name:
                                        Title:

                                     EUROPEAN AMERICAN BANK,


                                     by
                                       ----------------------------------
                                        Name:
                                        Title:

                                     FIRSTAR BANK,


                                     by
                                       ----------------------------------
                                        Name:
                                        Title:

                                     MICHIGAN NATIONAL BANK,


                                     by
                                       ----------------------------------
                                        Name:
                                        Title:

                      STATE STREET BANK AND TRUST COMPANY,


                                     by
                                       ----------------------------------
                                        Name:
                                        Title:

                                     WACHOVIA BANK,


                                     by
                                       ----------------------------------
                                        Name:
                                        Title:

                                                               [Schedule 1.01(a)
                                                                          to the
                                                               Credit Agreement]

                                                               [Schedule 1.01(b)
                                                                          to the
                                                               Credit Agreement]

                                                                   SCHEDULE 2.01
                                      Contact Person
                                      and Telephone
  Name and Address of U.S. Bank       and Telecopy Numbers      U.S. Commitment
  -----------------------------       --------------------      ---------------

  The Chase Manhattan Bank            William Rindfuss          U.S.$32,250,000
  270 Park Avenue
  New York, NY  10017                 Tel:  212-270-4565
                                      Fax:  212-270-1474

  Commerzbank  Aktiengesellschaft     Martin Fanger             U.S.$33,500,000
  2 World Financial Center,
  34th Floor
  New York, NY 10281-1050             Tel:  212-266-7386
                                      Fax:  212-266-7235
  NationsBank, N.A.                   Christopher C. Browder    U.S.$32,000,000
  767 Fifth Avenue
  New York, NY 10153                  Tel:  212-407-5322
                                      Fax:  212-593-1083

  Royal Bank of Canada                Brian Shackleton          U.S.$32,000,000
  Royal Bank Plaza                    Tel:  416-974-4256
  Toronto, Ontario                    Fax: 416-974-2345
  Canada, M5J2J5

  Citibank                            William Stengel           U.S.$24,500,000
  399 Park Avenue                     Tel:  212-559-4534
  New York, NY 10043                  Fax:  212-793-7585

  The Bank of Nova Scotia             Michael Kus               U.S.$13,250,000
  One Liberty Plaza                   Tel:  212-225-5027
  New York, NY 10006                  Fax:  212-225-5090

  Corestates Bank, N.A.               Thomas McDonell           U.S.$32,000,000
  Northeast Corp. District            Tel:  215-973-8329
  1345 Walnut Street                  Fax:  212-973-7820
  Philadelphia, PA 19101-7618

  The Bank of New York                Thomas McCrohan           U.S.$32,000,000
  One Wall Street, 22nd Floor         Tel:  212-635-1313
  New York, NY 10286                  Fax:  212-635-6999

  Fleet National Bank                 Richard Seufert           U.S.$32,000,000
  One Federal Street -- OF0320        Tel:  617-346-0611
  Boston, MA 02211                    Fax:  617-346-0689

  Deutsche Bank AG                    Otho Kerr                 U.S.$9,500,000
  New York Branch and/or              Tel:  212-469-7039
  Cayman Islands Branch               Fax:  212-474-7936
  31 West 52nd Street
  New York, NY 10019

  The Sumitomo Bank, Limited,         Suresh Tata               U.S.$10,000,000
  New York Branch                     Tel:  212-224-4129
  277 Park Avenue                     Fax:  212-224-5188
  New York, NY 10172

  Norddeutsche Landesbank             Josef Haas                U.S.$22,000,000
  Girozentrale (New York              Tel:  212-332-8605
  and/or Cayman Islands Branches)     Fax:  212-332-8670
  1270 Avenue of the Americas
  New York, NY 10020

  The Northern Trust Company          Kristina V. L. Warland    U.S.$22,000,000
  50 South LaSalle Street             Tel:  312-444-5910
  Chicago, IL 60675                   Fax:  312-444-3508

  Arab Bank PLC.                      Khanh Vuong               U.S.$10,000,000
  520 Madison Avenue, 2nd Floor       Tel:  212-715-9702
  New York, NY 10022                  Fax:  212-593-4632

  Landesbank Hessen Thueringen-       Fred Musch                U.S.$16,000,000
  Girozentrale                        Tel:  212-703-5220
  420 Fifth Avenue,                   Fax:  212-703-5256
  24th Floor
  New York, NY 10018-2729

  Hibernia National Bank              Stephanie Freeman         U.S.$16,000,000
  313 Carondelet Street               Tel:  504-533-3345
  New Orleans, LA 70130               Fax:  504-533-5344

  Summit Bank                         Wayne Trotman             U.S.$16,000,000
  301 Carnegie Center                 Tel:  908-709-5339
  Princeton, NJ 08543                 Fax:  908-709-6433

  Bayerische Landesbank Girozentrale  Martha Asma               U.S.$10,000,000
  560 Lexington Avenue, 17th Floor    Tel:  212-310-9833
  New York, NY 10022                  Fax:  212-310-9930

  Berliner Bank A.G.                  Oliver Stelter            U.S.$10,000,000
  Hardenbergstrausse, 32              Tel:  49 30 3109 2554
  Berlin, D-10890                     Fax:  49 30 3109 4151

  Cariplo Bank                        Anthony F. Giobbi         U.S.$10,000,000
  10 East 53rd Street, 36th Floor     Tel:  212-527-8737
  New York, NY 10022                  Fax:  212-527-8777

  European American Bank              Stuart Berman             U.S.$10,000,000
  730 Veterans Memorial Highway       Tel:  516-360-7113
  Happauge, NY 11788                  Fax:  516-360-7112

  Firstar Bank                        Timothy Somers            U.S.$10,000,000
  777 East Wisconsin Avenue           Tel:  414-765-6077
  Milwaukee, WI 53202                 Fax:  414-765-5062

  Michigan National Bank              Michael Weaver            U.S.$10,000,000
  27777 Inkster Road                  Tel:  810-473-3026
  Farmington Hills, MI 48333-9065     Fax:  810-615-5889

  State Street Bank and Trust Company Linda Moulton             U.S.$10,000,000
  225 Franklin Street                 Tel:  617-654-3674
  Boston, MA 02110                    Fax:  617-654-4176

  Wachovia Bank                       James Barwis              U.S.$10,000,000
  191 Peachtree Street N.E.           Tel:  404-332-1326
  Atlanta, GA 30303                   Fax:  404-332-6898

  Name and Address of                 Contact Person            Canadian
  Canadian Bank                       and Telephone             Commitment
                                      and Telecopy Numbers

  The Chase Manhattan Bank of Canada  Christine Chan            Cdn.$5,000,000
  100 King Street West                Tel:  416-216-4132
  Toronto, Ontario M5X 1A4            Fax:  416-216-4168
  CANADA

  Bank of Nova Scotia                 Stephen Hart              Cdn.$25,000,000
  44 King Street, 16th Floor          Tel:  416-866-6787
  Toronto, Ontario M5H 1H1            Fax:  416-866-2009
  CANADA

  Citibank (Canada)                   Margaret Lambert          Cdn.$10,000,000
  123 Front Street West               Tel:  416-947-4194
  Toronto, Ontario M5J2M3             Fax:  416-947-5802
  CANADA

  Deutsche Bank Canada                Richard A. Bryan          Cdn.$10,000,000
  222 Bay Street                      Tel:  416-682-8431
  Toronto, Ontario M5K 1H6            Fax:  416-682-8484
  CANADA

                                  SCHEDULE 3.06

                 THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
                                       AND
                                  SUBSIDIARIES

                                                                       EXHIBIT A
                                                                          to the
                                                                Credit Agreement

                                    [Form of]

                           ASSIGNMENT AND ACCEPTANCE

     Reference is made to the Competitive Advance and Revolving Credit Facilities Agreement dated as of June 10, 1997 (the "Credit Agreement"), among THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC., a Maryland corporation, THE GREAT ATLANTIC & PACIFIC COMPANY OF CANADA, LIMITED, a Canadian corporation (each a "Borrower"), the lenders listed on Schedule 2.01 thereto (the "Banks"), The Chase Manhattan Bank, as agent for the U.S. Banks (in such capacity, the "U.S. Agent") and The Chase Manhattan Bank of Canada, as agent for the Canadian Banks (in such capacity, the "Canadian Agent"). Terms defined in the Credit Agreement are used herein with the same meanings.

         1. The Assignor hereby sells and assigns, without recourse, to the Assignee, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Effective Date set forth below (but not prior to the registration of the information contained herein in the Register pursuant to Section 9.07(e) of the Credit Agreement), the interests set forth below (the "Assigned Interest") in the Assignor's rights and obligations under the Credit Agreement and the other Loan Documents, including, without limitation, the amounts and percentages set forth below of (i) the Commitment of the Assignor on the Effective Date, (ii) the Loans owing to the Assignor which are outstanding on the Effective Date and (iii) participations in Letters of Credit and Acceptances which are outstanding on the Effective Date, together with unpaid interest accrued on the assigned Loans to the Effective Date and the amount, if any, set forth below of the fees accrued to the Effective Date for the account of the Assignor. Each of the Assignor and the Assignee hereby makes and agrees to be bound by all the representations, warranties and agreements set forth in
Section 9.07(c) of the Credit Agreement, a copy of which has been received by each such party. From and after the Effective Date (i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the interests assigned by this Assignment and Acceptance, have the rights and obligations of a Bank thereunder and under the Loan Documents and
(ii) the Assignor shall, to the extent of the interests assigned by this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

     2. This Assignment and Acceptance is being delivered together with (i) if the Assignee is organized under the laws of a jurisdiction outside the United States, the forms specified in Section 2.19(g) of the Credit Agreement, duly completed and executed by such Assignee, (ii) if the Assignee is not already a Bank under the Credit Agreement, an administrative questionnaire and (iii) a processing and recordation fee of U.S.$3,500, in the case of fees payable to the U.S. Agent, or Cdn.$4,500, in the case of fees payable to the Canadian Agent.

     3. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.

Date of Assignment:

Legal Name of Assignor:

Legal Name of Assignee:

Assignee's Address for Notices:



Effective Date of Assignment (may not be fewer than 5 Business Days after the Date of Assignment):

                                                                               2

                            (Principal Amount Assigned and          Percentage Assigned of Applicable
                            Identifying information as to           Facility/Commitment (set forth, to at
Facility/Commitment         individual Competitive Loans)           least 8 decimals, as a percentage of
                                                                    the Facility and the aggregate
                                                                    Commitments of all Banks thereunder)

U.S. Commitment
Canadian Commitment


                                       2


Standby Loans               U.S.$                                                %

Competitive Loans           U.S.$                                                %

Canadian Loans              U.S.$                                                %
                            Cdn.$                                                %

U.S. L/C Exposure           U.S.$                                                %
Canadian L/C Exposure       Cdn.$                                                %

Acceptances                 Cdn.$                                                %


The terms set forth above are

hereby agreed to:                           Accepted */




_________________, as Assignor                 [U.S. Issuing Bank]

by:___________________________                 by:________________________
   Name:                                          Name:
   Title:                                         Title:


_________________, as Assignee                 [Canadian Issuing Bank]

by:___________________________                 by:________________________
   Name:                                          Name:
   Title:                                         Title:


----------

*/ To be completed to the extent consents are required under Section 9.07(b) of the Credit Agreement.

                           [THE CHASE MANHATTAN BANK],

                                            by
                                               ------------------------------
                                               Name:
                                               Title:



                                           [THE CHASE MANHATTAN BANK OF CANADA],

                                            by
                                               ------------------------------
                                               Name:
                                               Title:


                                            [THE GREAT ATLANTIC & PACIFIC TEA
                                            COMPANY, INC.],

                                            by
                                               ------------------------------
                                               Name:
                                               Title:



                                           [THE GREAT ATLANTIC & PACIFIC COMPANY
                                           OF CANADA, LIMITED]

                                            by
                                               ------------------------------
                                               Name:
                                               Title:

                                                                     EXHIBIT B-1
                                                                          to the
                                                                Credit Agreement



                                    [Form of]

                             COMPETITIVE BID REQUEST

The Chase Manhattan Bank, as U.S. Agent for
the Banks referred to below,
270 Park Avenue
New York, N.Y.  10017

                                                        [Date]

Attention:

Ladies and Gentlemen:

     The undersigned, The Great Atlantic & Pacific Tea Company, Inc., a Maryland corporation (the "Company"), refers to the Competitive Advance and Revolving Credit Facilities Agreement dated as of June 10, 1997 (as it may have been amended, modified, extended or restated from time to time, the "Credit Agreement"), among the Company, The Great Atlantic & Pacific Company of Canada, Limited, the Banks and other entities from time to time party thereto, The Chase Manhattan Bank, as U.S. Agent, and The Chase Manhattan Bank of Canada, as Canadian Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Company hereby gives you notice pursuant to Section 2.02(a) of the Credit Agreement that it requests a Competitive Borrowing under the Credit Agreement, and in that connection sets forth below the terms on which such Competitive Borrowing is requested to be made:


 (A)  Date of Competitive
       Borrowing (which is a
       Business Day)             --------------   --------------   ------------

 (B)  Principal Amount of
       Competitive Borrowing 1/  $_____________   $_____________   $___________

 (C)  Interest Period and the
        last day thereof 2/      ______________   ______________   ____________

 (D)  Interest Rate Basis*/


     Upon acceptance of any or all of the Loans offered by the Banks in response to this request, the Company shall be deemed to have represented and warranted that the conditions to lending specified in Sections 4.01(b) and 4.01(c) of the Credit Agreement have been satisfied.

                                      Very truly yours,



                                      THE GREAT ATLANTIC & PACIFIC TEA COMPANY,
                                      INC.,

                                        by
                                           ------------------------------
                                           Name:
                          Title: [Responsible Officer]



----------

1 In U.S. Dollars not less than U.S.$10,000,000 (and in integral multiples of U.S.$1,000,000) nor greater than the Total U.S. Commitment then available.

2 Which shall be subject to the definition of "Interest Period" and end not later than the Termination Date.

*    Eurodollar Competitive Loan or Fixed Rate Loan.

                                                                     EXHIBIT B-2
                                                                          to the
                                                                Credit Agreement



                                    [Form of]

                            STANDBY BORROWING REQUEST


The Chase Manhattan Bank, as U.S. Agent for the Banks referred to below,
270 Park Avenue
New York, NY 10017

Attention:

                                                                          [Date]

Ladies and Gentlemen:

     The undersigned, The Great Atlantic & Pacific Tea Company, Inc., a Maryland corporation (the "Company"), refers to the Competitive Advance and Revolving Credit Facilities Agreement dated as of June 10, 1997(as it may have been amended, modified, extended or restated from time to time, the "Credit Agreement"), among the Company, The Great Atlantic & Pacific Company of Canada, Limited, the Banks and other entities from time to time party thereto, The Chase Manhattan Bank, as U.S. Agent, and The Chase Manhattan Bank of Canada, as Canadian Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Company hereby gives you notice pursuant to Section 2.03 of the Credit Agreement that it requests a Standby Borrowing under the Credit Agreement, and in that connection sets forth below the terms on which such Standby Borrowing is requested to be made:


         (A)  Date of Standby Borrowing
               (which is a Business Day)           _______________________


         (B)  PU.S.$pal Amount of
               Standby Borrowing  1/               U.S.$__________________

         (C)  Interest rate basis  2/              _______________________

         (D)  Interest Period and the last
                day thereof  3/                    _______________________


     Upon acceptance of any or all of the Loans made by the Banks in response to this request (but only to the extent required by Section 4.01 of the Credit Agreement), the Company shall be deemed to have represented and warranted that the conditions to lending specified in Sections 4.01(b) and (c) of the Credit Agreement have been satisfied.


                                      THE GREAT ATLANTIC & PACIFIC TEA COMPANY,
                                      INC.,


                                      by
                                         ------------------------------------
                                         Name:
                          Title: [Responsible Officer]




----------

1 In U.S. Dollars not less than U.S.$10,000,000 and in integral multiples of U.S.$1,000,000.

2    Eurodollar Loan or Alternate Base Loan.

3 Which shall be subject to the definition of "Interest Period" and end not later than the Termination Date.

                                                                     EXHIBIT B-3
                                                                          to the
                                                                Credit Agreement



                                    [Form of]

                           CANADIAN BORROWING REQUEST





The Chase Manhattan Bank of Canada, as Canadian
Agent for the Banks referred to below,

One First Canadian Place
100 King Street West, Suite 6900
Toronto, Ontario M5X 1A4
CANADA

Attention:

                                                                          [Date]

Ladies and Gentlemen:

     The undersigned, The Great Atlantic & Pacific Company of Canada, Limited, ("A&P Canada"), refers to the Competitive Advance and Revolving Credit Facilities Agreement dated as of June [ ], 1997 (as it may have been amended, modified, extended or restated from time to time, the "Credit Agreement"), among A&P Canada, The Great Atlantic & Pacific Tea Company, Inc., the Banks and other entities from time to time party thereto, The Chase Manhattan Bank, as U.S. Agent and The Chase Manhattan Bank of Canada, as Canadian Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. A&P Canada hereby gives you notice pursuant to Section 2.03 of the Credit Agreement that it requests a Canadian Borrowing under the Credit Agreement, and in that connection sets forth below the terms on which such Canadian Borrowing is requested to be made:


         (A)  Date of Borrowing
               (which is a Business Day)    ________________________________

         (B)  Principal Amount of           $
               Borrowing 1/                 ________________________________

         (C)  Interest rate basis 2/        ________________________________

         (D)  Interest Period and the last
               day thereof  3/              ________________________________


         (E)  Currency of Borrowing         ________________________________


     Upon acceptance of any or all of the Loans offered by the Banks in response to this request, the Company shall be deemed to have represented and warranted that the conditions to lending specified in Sections 4.01(b) and (c) of the Credit Agreement have been satisfied.

                                        THE GREAT ATLANTIC & PACIFIC COMPANY OF
                                        CANADA, LIMITED,


                                        by
                                          -------------------------------------
                                          Name:
                           Title:[Responsible Officer]

----------

1 Not less than U.S.$5,000,000 or Cdn.$5,000,000, as applicable and in an integral multiple of U.S.$1,000,000 or Cdn.$1,000,000, as applicable.

2    Specify Eurodollar Loan, Alternate Base Loan or Canadian Prime Loan.

3 Which shall be subject tothe definition of "Interest Period' and end not later than the Termination Date.

                                                                       EXHIBIT C
                                                                          to the
                                                                Credit Agreement



                                    [Form of]

                       NOTICE OF COMPETITIVE BID REQUEST

[Name of Bank]
[Address]

[Date]

Attention:

Ladies and Gentlemen:

     Reference is made to the Competitive Advance and Revolving Credit Facilities Agreement dated as of June [ ], 1997 (as it may have been amended, modified, extended or restated from time to time, the "Credit Agreement"), among The Great Atlantic & Pacific Tea Company, Inc., a Maryland corporation, (the "Company"), The Great Atlantic & Pacific Company of Canada, Limited, the Banks and other entities from time to time party thereto, The Chase Manhattan Bank, as U.S. Agent, and The Chase Manhattan Bank of Canada, as Canadian Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The Company made a Competitive Bid Request on , 19 , pursuant to Section 2.02(a) of the Credit Agreement, and in that connection you are invited to submit a Competitive Bid by [Date]/[Time]. 1/1/ Your Competitive Bid must comply with Section 2.03(b) of the Credit Agreement and the terms set forth below on which the Competitive Bid Request was made:



         (A)  Date of Competitive Borrowing      _______________________

         (B)  Principal amount of
               Competitive Borrowing             $______________________

         (C)  Interest Period and the last
               day thereof                       _______________________



                                            Very truly yours,

                          THE CHASE MANHATTAN BANK, as
                                   U.S. Agent,


                                            by
                                              --------------------------------
                                              Name:
                                              Title:

----------

1 The Competitive Bid must be received by the U.S. Agent not later than 9:30 a.m., New York City time, on the U.S. Business Day of a proposed Competitive Borrowing.

                                                                       EXHIBIT D
                                                                          to the
                                                                Credit Agreement




                                    [Form of]

                                 COMPETITIVE BID



The Chase Manhattan Bank, as U.S. Agent for the Banks referred to below,
270 Park Avenue
New York, NY 10017

                                                                          [Date]

Attention:

Ladies and Gentlemen:

     The undersigned, [Name of Bank], refers to the Competitive and Advance Revolving Credit Facilities Agreement dated as of June 10, 1997 (as it may have been amended, modified, extended or restated from time to time, the "Credit Agreement"), among The Great Atlantic & Pacific Tea Company, Inc., a Maryland corporation, (the "Company"), The Great Atlantic & Pacific Company of Canada, Limited, the Banks and other entities from time to time party thereto, The Chase Manhattan Bank, as U.S. Agent, and The Chase Manhattan Bank of Canada, as Canadian Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The undersigned hereby makes a Competitive Bid pursuant to Section 2.02(b) of the Credit Agreement, in response to the Competitive Bid Request made by the Company on , 19 , and in that connection sets forth below the terms on which such Competitive Bid is made:



 (A)  Interest Period and last
       day thereof              _______________   _______________   ___________

 (B)  Principal Amount  1/      $______________   _______________   ___________

 (C)  Competitive Bid Rate      _______________   _______________   ___________


     The undersigned hereby confirms that it is prepared, subject to the conditions set forth in the Credit Agreement, to extend credit to the Company upon acceptance by the Company of this bid in accordance with Section 2.02(d) of the Credit Agreement.

                                Very truly yours,

                                             [Name of Bank],


                                             by
                                               -------------------------------
                                               Name:
                                               Title:

----------

1 In U.S. Dollars not less than U.S.$1,000,000 or greater than the requested Competitive Borrowing and in integral multiples of U.S.$1,000,000. Multiple bids will be accepted by the U.S. Agent.

                                                                       EXHIBIT E
                                                                          to the
                                                                Credit Agreement


               INDEMNITY, SUBROGATION and CONTRIBUTION AGREEMENT dated as of June 10, 1997, among THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC., a Maryland corporation (the "Company"), THE GREAT ATLANTIC & PACIFIC COMPANY OF CANADA, LIMITED, a Canadian corporation ("A&P Canada" and, together with the Company, the "Borrowers"), each of the Guarantors referred to in the Credit Agreement referred to below, and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent for the U.S. Banks and THE CHASE MANHATTAN BANK OF CANADA, a Canadian chartered bank, as agent for the Canadian Banks (each an "Agent" and collectively the "Agents").


     Reference is made to the Competitive Advance and Revolving Credit Facilities Agreement dated as of June 10, 1997 (as it may have been amended, modified, extended or restated from time to time, the "Credit Agreement"), among the Borrowers, the banks from time to time party thereto (the "Banks") and the Agents. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     The U.S. Banks have agreed to make Loans to the Company and to acquire participations in Letters of Credit issued for the account of the Company, the Canadian Banks have agreed to make Loans to A&P Canada, to acquire participations in Letters of Credit issued for the account of A&P Canada and to issue Acceptances, and the Issuing Banks have agreed to issue Letters of Credit for the respective accounts of the Borrowers, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. The Guarantors have guaranteed Obligations (as defined in the Guarantee Agreement). The obligations of the Banks to make Loans and issue Acceptances and of the Issuing Banks to issue Letters of Credit are conditioned on, among other things, the execution and delivery by the Borrowers and the Guarantors of an agreement in the form hereof.

     Accordingly, each of the Borrowers, Guarantors and Agents agree as follows:

     SECTION 1. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3), each Borrower agrees that in the event a payment shall be made by any Guarantor under the Guarantee Agreement in respect of any Obligation of such Borrower, then such Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment.

     SECTION 2. Contribution and Subrogation. Each Guarantor (a "Contributing Guarantor") agrees (subject to Section 3) that, in the event a payment shall be made by any other Guarantor under the Guarantee Agreement and such other Guarantor (the "Claiming Guarantor") shall not have been fully indemnified by the relevant Borrower as provided in Section 1, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 14, the date of the Supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 2 shall be subrogated to the rights of such Claiming Guarantor under Section 1 to the extent of such payment.

     SECTION 3. Subordination. Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 1 and 2 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full of the Obligations. No failure on the part of either Borrower or any Guarantor to make the payments required by Sections 1 and 2 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to any Guarantee, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor under each such Guarantee.

     SECTION 4. Termination. This Agreement shall survive and be in full force and effect so long as any Obligation is outstanding and has not been indefeasibly paid in full in cash, and so long as the outstanding Acceptances and the L/C Exposure have not been reduced to zero or any of the Commitments under the Credit Agreement have not been terminated, and shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Bank or any Guarantor upon the bankruptcy or reorganization of either Borrower, any Guarantor or otherwise.

     SECTION 5. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 6. No Waiver. No failure on the part of either Agent or any Guarantor to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by either Agent or any Guarantor preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. None of the Agents and the Guarantors shall be deemed to have waived any rights hereunder unless such waiver shall be in writing and signed by such parties.

     SECTION 7. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 14 of the Guarantee Agreement and addressed as specified in such Section 14.

     SECTION 8. Binding Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the parties that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. None of the Borrowers and the Guarantors may assign or transfer any of its rights or obligations hereunder (and any such attempted assignment or transfer shall be void) without the prior written consent of the Required Banks.

     SECTION 9. Survival of Agreement; Severability. (a) All covenants and agreements made by either Borrower and each Guarantor herein and in the certificates or other instruments prepared or delivered in connection with this Agreement or the other Loan Documents shall be considered to have been relied upon by each of the Agents, Issuing Banks and Banks and each Guarantor and shall survive the making of the Loans and the issuance of the Acceptances by the Banks, and the issuance of the Letters of Credit by the Issuing Banks regardless of any investigation by the Banks or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loans or any other fee or amount payable under the Credit Agreement or this Agreement or, without duplication of the foregoing, under any of the other Loan Documents, is outstanding and unpaid or the outstanding Acceptances and the L/C Exposure have not been reduced to zero and as long as the Commitments have not been terminated.

     (b) In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 10. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Agreement shall be effective with respect to any Guarantor when a counterpart bearing the signature of such Guarantor shall have been delivered to either of the Agents.

     SECTION 11. Rules of Interpretation. The rules of interpretation specified in Section 1.02 of the Credit Agreement shall be applicable to this Agreement.

     SECTION 12. Jurisdiction; Consent to Service of Process. (a) Each of the Borrowers and each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each of the parties hereto agrees that it will not institute or seek to institute any action or proceeding arising out of or relating to this Agreement (other than an action or proceeding seeking enforcement of a judgment) in any forum other than a New York State court or Federal court of the United States of America sitting in New York City.

     (b) Each of the Borrowers and each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or Federal court of the United States of America sitting in New York. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     SECTION 13. Waiver of Jury Trial. Each party hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement. Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section.

     SECTION 14. Additional Guarantors. Pursuant to Section 5.08 of the Credit Agreement, additional Subsidiaries may be required to enter into this Agreement as Guarantors. Upon execution and delivery, after the date hereof, by the Agents and a Subsidiary of an instrument in the form of Annex 1, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor hereunder. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

     SECTION 15. Release of Guarantors. If all of the capital stock of the Guarantor is sold, transferred or otherwise disposed of pursuant to a transaction permitted by Section 6.05 of the Credit Agreement, such Guarantor shall be released from its obligations under this Agreement without further action.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first appearing above.



                                      THE GREAT ATLANTIC & PACIFIC TEA COMPANY,
                                      INC., as Borrower and as Guarantor,

                                      by
                                        --------------------------------------
                                        Name:
                                        Title:

                                      THE GREAT ATLANTIC & PACIFIC TEA COMPANY,
                                      CANADA, LIMITED, as Borrower,

                                      by
                                        --------------------------------------
                                        Name:
                                        Title:


                                      by
                                        --------------------------------------
                                        Name:
                                        Title:

                        [NAMES OF ADDITIONAL GUARANTORS],
                                  as Guarantor,

                                      by
                                        --------------------------------------
                                        Name:
                                        Title:

                    THE CHASE MANHATTAN BANK, as U.S. Agent,

                                      by
                                        --------------------------------------
                                        Name:
                                        Title:

                       THE CHASE MANHATTAN BANK OF CANADA,
                               as Canadian Agent,

                                      by
                                        --------------------------------------
                                        Name:
                                        Title:

                                                                     EXHIBIT F-1
                                                                          To The
                                                                Credit Agreement



                                 [Letterhead of]

                 THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.



                                                                   June   , 1997

To the Banks and the Agents
and the Issuing Banks under
the Credit Agreement referred to below

In care of
The Chase Manhattan Bank, as U.S.
Agent and U.S. Issuing Bank
270 Park Avenue
New York, New York 10017

and

The Chase Manhattan Bank of Canada
as Canadian Agent and Canadian Issuing Bank,
One First Canadian Place
100 King Street West, Suite 6900
Toronto, Ontario M5X 1A4
CANADA

Ladies and Gentlemen:

     In accordance with Section 4.02 of the Competitive Advance and Revolving Credit Facilities Agreement dated as of June 10, 1997 (the "Agreement"), among The Great Atlantic & Pacific Tea Company, Inc. (the "Company"), The Great Atlantic & Pacific Company of Canada, Limited ("A&P Canada"), The Chase Manhattan Bank, as U.S. Agent, The Chase Manhattan Bank of Canada, as Canadian Agent and the Banks (such term and other capitalized terms used but not defined herein shall have the meanings assigned in the Agreement), I hereby set forth my opinion as follows:

     1. The Company and each of the Subsidiaries (other than Subsidiaries, including A&P Canada, that are organized under the laws of Canada) (each a "U.S. Subsidiary") (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization; (b) has the corporate power and authority to own its property and to carry on its business as now conducted,
(c) is qualified to do business in every jurisdiction where such qualification is necessary, except where the failure to so qualify would not have a materially adverse effect on the condition, financial or otherwise, of the Company and the Subsidiaries taken as a whole; and (d) has the corporate power and authority to execute, deliver and perform its obligations under each of the Loan Documents to which it is a party and, in the case of the Company, to borrow under the Agreement.

     2. The execution, delivery and performance by each Loan Party of each of the Loan Documents to which it is or will be a party and, in the case of the Borrowers, the borrowings thereunder (a) will not (i) violate (A) any provision of law or the articles of incorporation or by-laws of either Borrower or any Subsidiary, (B) to the best of my knowledge after due inquiry, any applicable order of any court or other agency of government, (C) to the best of my knowledge after due inquiry, any material indenture, any material agreement for borrowed money, any material bond, note or other similar instrument or any other material agreement to which either Borrower or any Subsidiary is a party or by which either Borrower or any Subsidiary or any of their respective property is bound; (ii) to the best of my knowledge after due inquiry, be in conflict with, result in a breach of or constitute (with due notice or lapse of time, or both) a default under any such indenture, agreement, bond, note, instrument or other agreement; or (iii) to the best of my knowledge after due inquiry, result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any property or assets of either Borrower or any Subsidiary.

     3. No action, consent or approval of, or registration or filing with, or any other action by, any governmental agency, bureau, commission or court, or any other person, is required in connection with the Transactions.

     4. Set forth in Schedule 3.06 to the Agreement is a complete and accurate list of all the Subsidiaries as of the date of the Agreement, showing as of the date thereof (as to each Subsidiary) the jurisdiction of its organization and the percentage of the Company's ownership interest in such Subsidiary and the number of shares of capital stock of any Subsidiary covered by options, warrants, rights of conversion or purchase and similar rights at the date of the Agreement. All the outstanding capital stock of each of the Subsidiaries has been validly issued, is fully paid and nonassessable and, to the extent owned by the Company or one or more of the Subsidiaries, to the best of my knowledge after due inquiry, is owned free and clear of all mortgages, deeds of trust, pledges, liens, security interests and other charges or encumbrances.

     5. There are no actions, suits or proceedings at law or in equity or by or before any governmental instrumentality or other agency now pending or, of the best of my knowledge after due inquiry, threatened against or affecting either Borrower or any of the Subsidiaries which (i) involve any Loan Documents or the transactions contemplated thereby or (ii) individually or in the aggregate, is likely to materially impair the right of the Company and the Subsidiaries taken as a whole to carry on business substantially as now being conducted or would result in any Material Adverse Change.

     6. None of the Loan Parties is an "investment company" as that term is defined in, or is otherwise subject to regulation under, the Investment Company Act of 1940.

     7. To the best of my knowledge after due inquiry, none of the Borrowers and the Subsidiaries is a party to any agreement or instrument or subject to any charter or other corporate restriction materially and adversely affecting its business, properties or assets, operations or condition (financial or otherwise). To the best of my knowledge after due inquiry, none of the Borrowers and the Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party in any manner which would materially and adversely affect the business, properties or assets, operations or condition (financial or otherwise) of the Company and the Subsidiaries taken as a whole.



                                   Very truly yours,



                                   Robert G. Ulrich
                                   Senior Vice President
                                   and General Counsel

                                                                     EXHIBIT F-2
                                                                          To The
                                                                Credit Agreement



                                 [Letterhead of]

                             CAHILL GORDON & REINDEL



                                                                   June   , 1997



To the Banks and the Agents
and the Issuing Banks under
the Credit Agreement referred to below

In care of
The Chase Manhattan Bank, as U.S.
Agent and U.S. Issuing Bank
270 Park Avenue
New York, New York 10017

and

The Chase Manhattan Bank of Canada
as Canadian Agent and Canadian Issuing Bank,
One First Canadian Place
100 King Street West, Suite 6900
Toronto, Ontario M5X 1A4
CANADA

Ladies and Gentlemen:

     In accordance with Section 4.02 of the Competitive Advance and Revolving Credit Facilities Agreement dated as of June 10, 1997 (the "Agreement"), among The Great Atlantic & Pacific Tea Company, Inc. (the "Company"), The Great Atlantic & Pacific Company of Canada, Limited ("A&P Canada"), The Chase Manhattan Bank, as U.S. Agent, The Chase Manhattan Bank of Canada, as Canadian Agent and the Banks (such term and other capitalized terms used but not defined herein shall have the meanings assigned in the Agreement), I hereby set forth my opinion as follows:

     1. The execution, delivery and performance of each of the Loan Documents by the Company and each Subsidiary party thereto (other than Subsidiaries, including A&P Canada, that are organized under the laws of Canada) and, in the case of the Company, the borrowings thereunder have been duly authorized by all requisite corporate action on the part of the Company and each such Subsidiary.

     2. Each Loan Document has been duly executed and delivered by each Loan Party that is a party thereto and constitutes a legal, valid and binding obligation of each such Loan Party, enforceable in accordance with its terms (except as enforcement may be affected by bankruptcy laws or other similar laws for the relief of debtors and except as the remedy of specific performance may be affected by the equitable powers of a court of competent jurisdiction).



                                     Very truly yours,



                                     [                      ]

                                                                     EXHIBIT F-3
                                                                          To The
                                                                Credit Agreement



                                 [Letterhead of]

                            BLAKE, CASSELS & GRAYDON



                                                                   June   , 1997



To the Banks and the Agents
and the Issuing Banks under
the Credit Agreement referred to below

In care of

The Chase Manhattan Bank, as U.S.
Agent and U.S. Issuing Bank
270 Park Avenue
New York, New York 10017

and

The Chase Manhattan Bank of Canada
as Canadian Agent and Canadian Issuing Bank,
One First Canadian Place
100 King Street West, Suite 6900
Toronto, Ontario M5X 1A4
CANADA

Ladies and Gentlemen:

     In accordance with Section 4.02 of the Competitive Advance and Revolving Credit Facilities Agreement dated as of June , 1997 (the "Agreement"), among The Great Atlantic & Pacific Tea Company, Inc. (the "Company"), The Great Atlantic & Pacific Company of Canada, Limited ("A&P Canada"), The Chase Manhattan Bank, as U.S. Agent, The Chase Manhattan Bank of Canada, as Canadian Agent and the Banks (such term and other capitalized terms used but not defined herein shall have the meanings assigned in the Agreement), our opinion is as follows:

     1. A&P Canada and each of A&P Properties Limited ("Properties") and A&P Drug Mart Limited ("Drug Mart") (each of Properties and Drug Mart is a "Canadian Subsidiary" and collectively are the "Canadian Subsidiaries") (a) is existing under the laws of the jurisdiction of its organization and has not been dissolved (based and relying solely on Certificates of Compliance or Status, copies of which are attached hereto); (b) has the corporate power and authority to own its property and to carry on its business as now conducted, and (c) has the corporate power and authority to execute, deliver and perform its obligations under each of the Loan Documents to which it is a party and, in the case of A&P Canada, to borrow under the Agreement.

     2. The execution, delivery and performance of each of the Loan Documents by A&P Canada and each Canadian Subsidiary party thereto and, in the case of A&P Canada, the borrowings thereunder, have been duly authorized by all requisite corporate action on the part of A&P Canada and each Canadian Subsidiary and each of the Loan Documents to which A&P Canada or a Canadian Subsidiary is a party has been duly executed and delivered by A&P Canada or such Canadian Subsidiary, as applicable. The execution, delivery and performance by A&P Canada and each Canadian Subsidiary of the Loan Documents to which it is a party and, in the case of A&P Canada, the borrowings thereunder, will not violate any provision of
(i) applicable laws or regulations of Ontario or the federal laws of Canada applicable therein; or (ii) any of the terms or provisions of the constating documents or by-laws of A&P Canada or either Canadian Subsidiary attached to the officer's certificates referred to below.

     3. No action, consent, order or approval of, or registration or filing with, or any other action by, any court, governmental agency, bureau, commission or other governmental or regulatory body or authority in Ontario or under the federal laws of Canada applicable therein is required in connection with the performance by A&P Canada or either Canadian Subsidiary of the Transactions contemplated by the Loan Documents..

     4. The choice of New York law as the governing law of each of the Loan Documents (except with respect to the authorizations and execution thereof by A&P Canada and each of the Canadian Subsidiaries which shall be governed by the laws of the Province of Ontario and the laws of Canada applicable therein) will be upheld as a valid choice of law by an Ontario court provided that (i) such choice of law is not contrary to public policy, as that term would be applied by an Ontario court ("Public Policy") and (ii) such choice of law is bona fide and legal (in the sense it was not made with a view to avoiding the consequences of the laws of any other jurisdiction).

     5. Notwithstanding paragraph 6 of this opinion, in the event that any Loan Document is sought to be enforced by the U.S. Agent, the Canadian Agent and the Banks in the Province of Ontario in accordance with the laws of New York, an Ontario court would, subject to paragraph 4 herein and to the extent specifically pleaded and proved as a fact by expert evidence, recognize and apply the laws of New York to all issues which, under the conflict of law rules of the Province of Ontario are to be determined in accordance with the proper or governing law of a contract, except that in any such proceedings such court (i) will apply those laws of the Province of Ontario which it characterizes as procedural and will not apply those laws of New York which the court characterizes as procedural; and (ii) will not apply those laws of New York which it characterizes of a revenue, expropriatory, penal or of similar nature, or which would be contrary to Public Policy for it to do so. However a court in the Province of Ontario has inherent jurisdiction to decline to hear such an action if it determines it is not the appropriate forum to hear such an action.

     6. The submission by A&P Canada and each of the Canadian Subsidiaries in the Loan Documents to the non-exclusive jurisdiction of the courts of New York and the United States of America is a valid submission to the jurisdiction of such courts and would be upheld by an Ontario court.

     7. The laws of the Province of Ontario permit an action to be brought in an Ontario court on any final and conclusive judgment in personam under the internal laws of New York, which is not impeachable as void or voidable under the internal laws of New York, for a sum certain if:

     (i) the court rendering such judgment had jurisdiction over the judgment debtor, as recognized by the courts of the Province of Ontario;

     (ii) such judgment was not obtained by fraud or in manner contrary to natural justice and the enforcement thereof would not be contrary to Public Policy;

     (iii)the enforcement of such judgment does not constitute, directly or indirectly, the enforcement of foreign revenue, expropriatory, penal or similar laws;

     (iv) no new admissible evidence relevant to the action is discovered prior to the rendering of the judgment by the courts of the Province of Ontario which shows the New York judgment to be erroneous; and

     (v) there has been compliance with the Limitations Act (Ontario) which provides that an action to enforce a foreign judgment must be commenced within six years of the date of the foreign judgment.

     In this opinion the Agreement, the Guarantee Agreement and the Indemnity, Subrogation and Contribution Agreement are referred to as the "Loan Documents". We have participated in the preparation of and have examined an executed copy of each of the Loan Documents and have also made, in respect of A&P Canada and each of the Canadian Subsidiaries the following investigations and have examined originals or copies, certified or otherwise identified to our satisfaction, of the following certificates of public officials and of the following other certificates, documents and records for the purposes of the opinions hereinafter expressed:

          (i) certified copies of the articles of incorporation and searches at the office of the Registrar in Bankruptcy at Toronto dated as of June , 1997 (local search, current to June , 1997) and at the office of the Official Receiver of Bankruptcy (national search, current to June , 1997) which disclosed no proceedings as at such dates;

          (ii) a resolution of the board of directors passed on June , 1997 approving the transactions contemplated in the Loan Documents and authorizing the execution and delivery by

     A&P Canada or the Canadian Subsidiary, as applicable, of the Loan Documents to which it is a party and the performance of its obligations thereunder;

          (iii) a Certificate of Status dated June , 1997 issued by the Ministry of Consumer and Commercial Relations of the Province of Ontario with respect to Drug Mart and Certificates of Compliance dated June , 1997 with respect to A&P Canada and dated June , 1997 with respect to Properties, respectively, and issued by Industry Canada;

          (iv) certificates dated the date hereof of a senior officer of A&P Canada and of each Canadian Subsidiary, as applicable, as to certain factual matters, copies of which is attached; and

          (v) certificates of incumbency and specimen signature dated the date hereof in respect of each person executing documents on behalf of A&P Canada or a Canadian Subsidiary.

     For the purposes of this opinion, we have assumed, with respect to all documents examined by us, the genuineness of all signatures, the authenticity of all documents submitted to us as certified, conformed, telecopied or photocopied copies. We have relied exclusively upon the certificates referred to above with respect to the accuracy of the factual matters contained therein. While we have not performed any independent check or verification of such factual matters, other than as set out in this opinion, nothing has come to our attention during our participation and review with respect to the Loan Documents which lead us to believe such certificates are incorrect.

     This opinion relates only as to the laws of the Province of Ontario and the laws of Canada applicable therein in effect on the date hereof and we express no opinion as to the laws of other jurisdictions.

     This opinion is for the sole use of the addressees in connection with the Loan Documents and may not be relied upon by or communicated to any other person without prior written consent.



                                       Very truly yours,



                                       [                       ]

                                                                       EXHIBIT G
                                                                          to the
                                                                Credit Agreement

               GUARANTEE AGREEMENT dated as of June [ ], 1997, among THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC., a Maryland corporation (the "Company"), THE GREAT ATLANTIC & PACIFIC COMPANY OF CANADA, LIMITED, a Canadian corporation ("A&P Canada" and, together with the Company, the "Borrowers"), each of the Subsidiaries of the Company listed on
          Schedule I hereto (each such Subsidiary and the Company (in its capacity as a guarantor hereunder) individually, a "Guarantor" and collectively, the "Guarantors"), and The Chase Manhattan BANK, a New York banking corporation, as agent for the U.S. Banks and THE CHASE MANHATTAN BANK OF CANADA, a Canadian chartered bank, as agent for the Canadian Banks (each an "Agent" and collectively the "Agents").

     Reference is made to the Competitive Advance and Revolving Credit Facilities Agreement dated as of June 10, 1997 (as it may have been amended, modified, extended or restated from time to time, the "Credit Agreement"), among the Borrowers, the banks from time to time party thereto (the "Banks") and the Agents. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     The U.S. Banks have agreed to make Loans to the Company and to acquire participations in Letters of Credit issued for the account of the Company, the Canadian Banks have agreed to make Loans to A&P Canada, to acquire participations in Letters of Credit issued for the account of A&P Canada and to issue Acceptances, and the Issuing Banks have agreed to issue Letters of Credit for the respective accounts of the Borrowers, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of the Guarantors acknowledges that it will derive substantial benefit from the making of the Loans and issuance of Acceptances by the Banks, and the issuance of the Letters of Credit by the Issuing Banks. The obligations of the Banks to make Loans and to issue Acceptances and of the Issuing Banks to issue Letters of Credit are conditioned on, among other things, the execution and delivery by the Guarantors of a Guarantee Agreement in the form hereof. As consideration therefor and in order to induce the Banks to make Loans and to issue Acceptances and the Issuing Banks to issue Letters of Credit, the Guarantors are willing to execute this Agreement.

     Accordingly, the parties hereto agree as follows:

     SECTION 1. Guarantee. Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, (a) the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by a Borrower under the Credit Agreement in respect of any Letter of Credit or Acceptance, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities (including, without limitation, the obligations described in Section 2.18 of the Credit Agreement), whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrowers to the Banks under the Credit Agreement and the other Loan Documents and (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrowers under or pursuant to the Credit Agreement and the other Loan Documents (all the monetary and other obligations referred to in the preceding clauses (a) and (b) being collectively called the "Obligations"). Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation.

     Anything contained in this Agreement to the contrary notwithstanding, the obligations of each Guarantor hereunder shall be limited to a maximum aggregate amount equal to the greatest amount that would not render such Guarantor's obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any provisions of applicable state or Canadian or provincial law (collectively, the "Fraudulent Transfer Laws"), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor (a) in respect of intercompany indebtedness to either Borrower or Affiliates of either Borrower to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder and
(b) under any Guarantee of Indebtedness subordinated in right of payment to the Obligations which Guarantee contains a limitation as to maximum amount similar to that set forth in this paragraph, pursuant to which the liability of such Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of such Guarantor pursuant to (i) applicable law or (ii) any agreement providing for an equitable allocation among such Guarantor and other Affiliates of either Borrower of obligations arising under Guarantees by such parties (including the Indemnity, Subrogation and Contribution Agreement).

     In addition, notwithstanding anything contained in this Agreement to the contrary, no Guarantor that is identified in Schedule I hereto as a "Canadian Guarantor" shall be required to make any payment pursuant to this Agreement in respect of, nor shall this Agreement be deemed effective on the part of such Canadian Guarantor with respect to, any Obligation of the Company (as distinguished from an Obligation of A&P Canada) unless and until one of the events described in clause (i), (ii) or (iii) of Section 2.23(a) of the Credit Agreement occurs.

     SECTION 2. Obligations Not Waived. To the fullest extent permitted by applicable law, each Guarantor waives presentment to, demand of payment from and protest to each Borrower of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of each Guarantor hereunder shall not be affected by (a) the failure of either Agent or Issuing Bank or any Bank to assert any claim or demand or to enforce or exercise any right or remedy against either Borrower or any other Guarantor under the provisions of the Credit Agreement, any other Loan Document or otherwise, (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of this Agreement, any other Loan Document, any Guarantee or any other agreement, including with respect to any other Guarantor under this Agreement or (c) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of either Agent or Issuing Bank or any Bank.

     SECTION 3. Security, etc. To the extent security is given for the payment of this Guarantee or the Obligations, each of the Guarantors authorizes each Agent and Issuing Bank and the Banks to apply such security and direct the order or manner of sale thereof as they in their sole discretion may determine. Each of the Guarantors further authorizes each Agent to release or substitute any one or more endorsees, other guarantors or other obligors.

     SECTION 4. Guarantee of Payment. Each Guarantor further agrees that its guarantee is a continuing guarantee and constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by either Agent or Issuing Bank or any Bank to any balance of any deposit account or credit on the books of such Agent or Issuing Bank or Bank in favor of either Borrower or any other person or any security for the payment of this Guarantee or the Obligations held by either Agent or Issuing Bank or any Bank.

     SECTION 5. No Discharge or Diminishment of Guarantee. The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of either Agent or Issuing Bank or any Bank to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of each Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations).

     SECTION 6. Defenses of Borrower Waived. To the fullest extent permitted by applicable law, each of the Guarantors waives any defense based on or arising out of any defense of either Borrower or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of either Borrower, other than the final and indefeasible payment in full in cash of the Obligations. The Agents, the Issuing Banks and the Banks may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with either Borrower or any other guarantor or exercise any other right or remedy available to them against either Borrower or any other guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully, finally and indefeasibly paid in cash. Pursuant to applicable law, each of the Guarantors waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against either Borrower or any other Guarantor or guarantor, as the case may be, or any security.

     SECTION 7. Agreement to Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that an Agent, Issuing Bank or Bank has at law or in equity against any Guarantor by virtue hereof, upon the failure of either Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to such Agent, Bank or Issuing Bank as designated thereby in cash the amount of such unpaid Obligations. Upon payment by any Guarantor of any sums to an Agent, Issuing Bank or Bank as provided above, all rights of such Guarantor against either Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations. In addition, any indebtedness of either Borrower or any Subsidiary thereof now or hereafter held by any Guarantor is hereby subordinated in right of payment to the prior payment in full of the Obligations. If any amount shall erroneously be paid to any Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of either Borrower or any Subsidiary thereof, such amount shall be held in trust for the benefit of the Banks and the Issuing Banks and shall forthwith be paid to an Agent to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

     SECTION 8. Information. Each of the Guarantors assumes all responsibility for being and keeping itself informed of each Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that neither Agent will have any duty to advise any of the Guarantors of information known to it regarding such circumstances or risks.

     SECTION 9. Representations and Warranties. Each Guarantor hereby represents and warrants that:

     (a) Duly Organized; Good Standing. It is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged.

     (b) Authority. It has the requisite power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guarantee Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Guarantee Agreement.

     (c) Valid and Binding Agreement. This Guarantee Agreement constitutes a legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms.

     (d) Requirements of Law and Contractual Obligations. The execution, delivery and performance of this Guarantee Agreement will not violate any requirement of law or contractual obligation of such Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties or revenues of such Guarantor.

     (e) Consents and Approvals. No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority and no consent of any other Person (including, without limitation, any stockholder or creditor of such Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee Agreement, except such as have been obtained, made or taken, as the case may be, and are in full force and effect.

     (f) Benefits Derived. (i) The businesses and corporate activities of such Guarantor are closely related to, and substantially benefit, the business and corporate activities of the Borrowers, (ii) such Guarantor has received substantial economic benefit from the transactions contemplated by, and the execution and delivery of, the Credit Agreement and the related execution and delivery of this Guarantee Agreement, and (iii) the Credit Agreement is for the benefit of such Guarantor and the Borrowers as though, for purposes of the Credit Agreement, the documents and instruments executed and delivered in connection therewith or pursuant thereto (including, with-out limitation, this Guarantee Agreement), the Borrower and such Guarantor constituted a single entity.

     (g) Credit Agreement Representation and Warranties. The representations and warranties contained in Article III of the Credit Agreement are true and correct to the extent such representations and warranties apply to such Guarantor.

     SECTION 10. Termination. The Guarantees made hereunder (a) shall terminate when all the Obligations have been indefeasibly paid in full and the Banks have no further commitment to lend or accept Drafts under the Credit Agreement, the outstanding Acceptances and the L/C Exposure have been reduced to zero and the Issuing Banks have no further obligation to issue Letters of Credit under the Credit Agreement and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Bank, Issuing Bank or Guarantor upon the bankruptcy or reorganization of either Borrower, any Guarantor or otherwise.

     SECTION 11. Binding Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Guarantors that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to either Agent, and a counterpart hereof shall have been executed on behalf of each Agent, and thereafter shall be binding upon such Guarantor and each Agent and their respective successors and assigns, and shall inure to the benefit of such Guarantor, each Agent and Issuing Bank and the Banks, and their respective successors and assigns, except that no Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void). If all of the capital stock of a Guarantor is sold, transferred or otherwise disposed of pursuant to a transaction permitted by Section 6.05 of the Credit Agreement, such Guarantor shall be released from its obligations under this Agreement without further action.

     SECTION 12. Waivers; Amendment. (a) No failure or delay of either Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of each Agent hereunder and of each Issuing Bank and the Banks under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that it would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in similar or other circumstances.

     (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Guarantors with respect to which such waiver, amendment or modification relates and the Agents, with the prior written consent of the Required Banks (except as otherwise provided in the Credit Agreement).

     SECTION 13. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 14. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to each Guarantor shall be given to it at its address set forth in Schedule I.

     SECTION 15. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by each Guarantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by each of the Agents, Issuing Banks and Banks and shall survive the making of the Loans and the issuance of the Acceptances by the Banks and the issuance of the Letters of Credit by the Issuing Banks regardless of any investigation made by the Banks or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Agreement, the Credit Agreement or any other Loan Document is outstanding and unpaid or the outstanding Acceptances and the L/C Exposure have not been reduced to zero and as long as the Commitments have not been terminated.

     (b) In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 16. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in
Section 11. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

     SECTION 17. Rules of Interpretation. The rules of interpretation specified in Section 1.02 of the Credit Agreement shall be applicable to this Agreement.

     SECTION 18. Jurisdiction; Consent to Service of Process. (a) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that either Agent or Issuing Bank or any Bank may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Guarantor or its properties in the courts of any jurisdiction.

     (b) Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 14. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     SECTION 19. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 19.

     SECTION 20. Additional Guarantors. Pursuant to Section 5.08 of the Credit Agreement, additional Subsidiaries may be required to enter into this Agreement as Guarantors. Upon execution and delivery after the date hereof by the Agents and such a Subsidiary of an instrument in the form of Annex 1, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

     SECTION 21. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Bank and Issuing Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Bank or Issuing Bank or their respective affiliate banks to or for the credit or the account of any Guarantor against any or all the obligations of such Guarantor now or hereafter existing under this Agreement and the other Loan Documents held by such Bank or Issuing Bank, irrespective of whether or not such Bank or Issuing Bank shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured. The rights of each Bank and Issuing Bank under this Section 21 are in addition to other rights and remedies (including other rights of setoff) which such Bank or Issuing Bank may have.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.



                    THE CHASE MANHATTAN BANK, as U.S. Agent,


                                      by
                                         ------------------------------------
                                         Name:
                                         Title:

                     THE CHASE MANHATTAN BANK OF CANADA, as
                                 Canadian Agent,


                                      by
                                         ------------------------------------
                                         Name:
                                         Title:

                    THE GREAT ATLANTIC & PACIFIC TEA COMPANY,
                                     INC., as Guarantor


                                      by
                                         ------------------------------------
                                         Name:
                                         Title:

                                     [SUBSIDIARIES]


                                      by
                                         ------------------------------------
                                         Name:
                            Title: Authorized Officer

                                                                       EXHIBIT H
                                                                          to the
                                                                Credit Agreement


                                    [FORM OF]

                                  DISCOUNT NOTE


Cdn.$___________________                                Date:________________



     FOR VALUE RECEIVED, the undersigned unconditionally promises to pay on _________________, _____, to or to the order of [NAME OF CANADIAN BANK] ("Holder"), the sum of Cdn.$____________________ with no interest thereon.

     The undersigned hereby waives presentment, protest and notice of every kind and waives any defences based upon indulgences which may be granted by the holder thereof to any party liable hereon and any days of grace.

     This promissory note evidences an Acceptance Equivalent Loan, as defined in the Competitive Advance and Revolving Credit Facilities Agreement dated as of June [ ], 1997 (as it may have been amended, modified, extended or restated from time to time, the "Credit Agreement") among, inter alia, The Great Atlantic & Pacific Company of Canada, Limited, The Great Atlantic & Pacific Tea Company, Inc., The Chase Manhattan Bank of Canada, as Canadian Agent, The Chase Manhattan Bank, as U.S. Agent and the Canadian Banks (as defined in the Credit Agreement) and constitutes evidence of indebtedness to the Holder arising from such Acceptance Equivalent Loan. Payment of this note shall be made to the Holder.



                     THE GREAT ATLANTIC & PACIFIC COMPANY OF
                                     CANADA, LIMITED


                                      by
                                         ------------------------------------
                                         Name:
                        Title: Authorized Signing Officer




                                      by
                                         ------------------------------------
                                         Name:
                        Title: Authorized Signing Officer

                                                                       EXHIBIT I
                                                                          to the
                                                                Credit Agreement

                                    [FORM OF]

                     NOTICE OF DRAWING BY WAY OF ACCEPTANCE

DATE:

TO:               [Name of Canadian Agent]

                  Address:

                  Fax:

                  Attention:

Ladies and Gentlemen:

     We refer to the Competitive Advance and Revolving Credit Facilities Agreement dated as of June 10, 1997 (as it may have been amended, modified, extended or restated from time to time, the "Credit Agreement") among, inter alia, The Great Atlantic & Pacific Company of Canada, Limited ("A&P Canada"), The Great Atlantic & Pacific Tea Company, Inc., The Chase Manhattan Bank of Canada, as Canadian Agent, The Chase Manhattan Bank, as U.S. Agent and the Canadian Banks (as defined in the Credit Agreement). Unless otherwise defined herein, capitalized terms used herein have the meanings given to them in the Credit Agreement. We have read the provisions of the Credit Agreement which are relevant to this notice.

     We hereby give notice of our irrevocable request for the acceptance by the Canadian Banks of Drafts pursuant to Section 2.21 of the Credit Agreement as follows:

1.   Date of Acceptances:________________________.


2.   Aggregate face amount of Drafts to be accepted:

     Cdn.$____________________________.

3.   The Acceptances will be sold by [the Canadian Banks/A&P Canada].

4. The term of the Acceptances will be ________ days, with such Acceptances maturing on ________________.

[5. The proceeds of the sale of these Acceptances will be used to repay the Acceptances accepted by ______________ and maturing on ________________.]


                                         Yours truly,

                                         THE GREAT ATLANTIC & PACIFIC COMPANY
                                         OF CANADA, LIMITED


                                         by
                                           -----------------------------------
                                           Name:
                                           Title: Authorized Signing Officer

                                         by
                                           -----------------------------------
                                           Name:
                                           Title: Authorized Signing Officer

                               FORM OF ACCEPTANCES




---------------------------------------------------------------------



                                                   No._______________





 To__________________________     Due________________________________________
          Bank                    ________ days after date (without grace)

 ____________________________     For value received pay to the order of the
         Address                  undersigned drawer the sum of Cdn.$________


 ACCEPTED

 ____________________________     ____________Canadian Dollars Cdn.$_________


          Payable at

 ____________________________     Value Received, and Charge to the Account of:

 ----------------------------     -------------------------------------------

 For: _______________________     Per:_______________________________________

 ____________________________     Per:_______________________________________
      Authorized Signature

 Per:________________________
      Authorized Signature


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                 -------------------------------

                                                 Per: __________________________

                                                 Per: __________________________

                                                                  EXECUTION COPY

               GUARANTEE AGREEMENT dated as of June 10, 1997, among THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC., a Maryland corporation (the "Company"), THE GREAT ATLANTIC & PACIFIC COMPANY OF CANADA, LIMITED, a Canadian corporation ("A&P Canada" and, together with the Company, the "Borrowers"), each of the Subsidiaries of the Company listed on
          Schedule I hereto (each such Subsidiary and the Company (in its capacity as a guarantor hereunder) individually, a "Guarantor" and collectively, the "Guarantors"), and The Chase Manhattan BANK, a New York banking corporation, as agent for the U.S. Banks and THE CHASE MANHATTAN BANK OF CANADA, a Canadian chartered bank, as agent for the Canadian Banks (each an "Agent" and collectively the "Agents").

     Reference is made to the Competitive Advance and Revolving Credit Facilities Agreement dated as of June 10, 1997 (as it may have been amended, modified, extended or restated from time to time, the "Credit Agreement"), among the Borrowers, the banks from time to time party thereto (the "Banks") and the Agents. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     The U.S. Banks have agreed to make Loans to the Company and to acquire participations in Letters of Credit issued for the account of the Company, the Canadian Banks have agreed to make Loans to A&P Canada, to acquire participations in Letters of Credit issued for the account of A&P Canada and to issue Acceptances, and the Issuing Banks have agreed to issue Letters of Credit for the respective accounts of the Borrowers, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of the Guarantors acknowledges that it will derive substantial benefit from the making of the Loans and issuance of Acceptances by the Banks, and the issuance of the Letters of Credit by the Issuing Banks. The obligations of the Banks to make Loans and to issue Acceptances and of the Issuing Banks to issue Letters of Credit are conditioned on, among other things, the execution and delivery by the Guarantors of a Guarantee Agreement in the form hereof. As consideration therefor and in order to induce the Banks to make Loans and to issue Acceptances and the Issuing Banks to issue Letters of Credit, the Guarantors are willing to execute this Agreement.

     Accordingly, the parties hereto agree as follows:

     SECTION 1. Guarantee. Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, (a) the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by a Borrower under the Credit Agreement in respect of any Letter of Credit or Acceptance, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral and (iii) all other monetary obligations, including fees, costs, expenses and indemnities (including, without limitation, the obligations described in Section 2.18 of the Credit Agreement), whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Borrowers to the Banks under the Credit Agreement and the other Loan Documents and (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Borrowers under or pursuant to the Credit Agreement and the other Loan Documents (all the monetary and other obligations referred to in the preceding clauses (a) and (b) being collectively called the "Obligations"). Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee notwithstanding any extension or renewal of any Obligation.

     Anything contained in this Agreement to the contrary notwithstanding, the obligations of each Guarantor hereunder shall be limited to a maximum aggregate amount equal to the greatest amount that would not render such Guarantor's obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any provisions of applicable state or Canadian or provincial law (collectively, the "Fraudulent Transfer Laws"), in each case after giving effect to all other liabilities of such Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Guarantor (a) in respect of intercompany indebtedness to either Borrower or Affiliates of either Borrower to the extent that such indebtedness would be discharged in an amount equal to the amount paid by such Guarantor hereunder and (b) under any Guarantee of Indebtedness subordinated in right of payment to the Obligations which Guarantee contains a limitation as to maximum amount similar to that set forth in this paragraph, pursuant to which the liability of such Guarantor hereunder is included in the liabilities taken into account in determining such maximum amount) and after giving effect as assets to the value (as determined under the applicable provisions of the Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights of such Guarantor pursuant to (i) applicable law or (ii) any agreement providing for an equitable allocation among such Guarantor and other Affiliates of either Borrower of obligations arising under Guarantees by such parties (including the Indemnity, Subrogation and Contribution Agreement).

     In addition, notwithstanding anything contained in this Agreement to the contrary, no Guarantor that is identified in Schedule I hereto as a "Canadian Guarantor" shall be required to make any payment pursuant to this Agreement in respect of, nor shall this Agreement be deemed effective on the part of such Canadian Guarantor with respect to, any Obligation of the Company (as distinguished from an Obligation of A&P Canada) unless and until one of the events described in clause (i), (ii) or (iii) of Section 2.23(a) of the Credit Agreement occurs.

     SECTION 2. Obligations Not Waived. To the fullest extent permitted by applicable law, each Guarantor waives presentment to, demand of payment from and protest to each Borrower of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of each Guarantor hereunder shall not be affected by (a) the failure of either Agent or Issuing Bank or any Bank to assert any claim or demand or to enforce or exercise any right or remedy against either Borrower or any other Guarantor under the provisions of the Credit Agreement, any other Loan Document or otherwise, (b) any rescission, waiver, amendment or modification of, or any release from any of the terms or provisions of this Agreement, any other Loan Document, any Guarantee or any other agreement, including with respect to any other Guarantor under this Agreement or (c) the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of either Agent or Issuing Bank or any Bank.

     SECTION 3. Security, etc. To the extent security is given for the payment of this Guarantee or the Obligations, each of the Guarantors authorizes each Agent and Issuing Bank and the Banks to apply such security and direct the order or manner of sale thereof as they in their sole discretion may determine. Each of the Guarantors further authorizes each Agent to release or substitute any one or more endorsees, other guarantors or other obligors.

     SECTION 4. Guarantee of Payment. Each Guarantor further agrees that its guarantee is a continuing guarantee and constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by either Agent or Issuing Bank or any Bank to any balance of any deposit account or credit on the books of such Agent or Issuing Bank or Bank in favor of either Borrower or any other person or any security for the payment of this Guarantee or the Obligations held by either Agent or Issuing Bank or any Bank.

     SECTION 5. No Discharge or Diminishment of Guarantee. The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the indefeasible payment in full in cash of the Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of either Agent or Issuing Bank or any Bank to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document or any other agreement, by any waiver or modification of any provision of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Obligations, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of each Guarantor as a matter of law or equity (other than the indefeasible payment in full in cash of all the Obligations).

     SECTION 6. Defenses of Borrower Waived. To the fullest extent permitted by applicable law, each of the Guarantors waives any defense based on or arising out of any defense of either Borrower or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of either Borrower, other than the final and indefeasible payment in full in cash of the Obligations. The Agents, the Issuing Banks and the Banks may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with either Borrower or any other guarantor or exercise any other right or remedy available to them against either Borrower or any other guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Obligations have been fully, finally and indefeasibly paid in cash. Pursuant to applicable law, each of the Guarantors waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against either Borrower or any other Guarantor or guarantor, as the case may be, or any security.

     SECTION 7. Agreement to Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that an Agent, Issuing Bank or Bank has at law or in equity against any Guarantor by virtue hereof, upon the failure of either Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to such Agent, Bank or Issuing Bank as designated thereby in cash the amount of such unpaid Obligations. Upon payment by any Guarantor of any sums to an Agent, Issuing Bank or Bank as provided above, all rights of such Guarantor against either Borrower arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior indefeasible payment in full in cash of all the Obligations. In addition, any indebtedness of either Borrower or any Subsidiary thereof now or hereafter held by any Guarantor is hereby subordinated in right of payment to the prior payment in full of the Obligations. If any amount shall erroneously be paid to any Guarantor on account of (i) such subrogation, contribution, reimbursement, indemnity or similar right or (ii) any such indebtedness of either Borrower or any Subsidiary thereof, such amount shall be held in trust for the benefit of the Banks and the Issuing Banks and shall forthwith be paid to an Agent to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

     SECTION 8. Information. Each of the Guarantors assumes all responsibility for being and keeping itself informed of each Borrower's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that neither Agent will have any duty to advise any of the Guarantors of information known to it regarding such circumstances or risks.

     SECTION 9. Representations and Warranties. Each Guarantor hereby represents and warrants that:

          (a) Duly Organized; Good Standing. It is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged.

          (b) Authority. It has the requisite power and authority and the legal right to execute and deliver, and to perform its obligations under, this Guarantee Agreement, and has taken all necessary action to authorize the execution, delivery and performance of this Guarantee Agreement.

          (c) Valid and Binding Agreement. This Guarantee Agreement constitutes a legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms.

          (d) Requirements of Law and Contractual Obligations. The execution, delivery and performance of this Guarantee Agreement will not violate any requirement of law or contractual obligation of such Guarantor and will not result in or require the creation or imposition of any Lien on any of the properties or revenues of such Guarantor.

          (e) Consents and Approvals. No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority and no consent of any other Person (including, without limitation, any stockholder or creditor of such Guarantor) is required in connection with the execution, delivery, performance, validity or enforceability of this Guarantee

     Agreement, except such as have been obtained, made or taken, as the case may be, and are in full force and effect.

          (f) Benefits Derived. (i) The businesses and corporate activities of such Guarantor are closely related to, and substantially benefit, the business and corporate activities of the Borrowers, (ii) such Guarantor has received substantial economic benefit from the transactions contemplated by, and the execution and delivery of, the Credit Agreement and the related execution and delivery of this Guarantee Agreement, and (iii) the Credit Agreement is for the benefit of such Guarantor and the Borrowers as though, for purposes of the Credit Agreement, the documents and instruments executed and delivered in connection therewith or pursuant thereto (including, without limitation, this Guarantee Agreement), the Borrower and such Guarantor constituted a single entity.

          (g) Credit Agreement Representation and Warranties. The representations and warranties contained in Article III of the Credit Agreement are true and correct to the extent such representations and warranties apply to such Guarantor.

     SECTION 10. Termination. The Guarantees made hereunder (a) shall terminate when all the Obligations have been indefeasibly paid in full and the Banks have no further commitment to lend or accept Drafts under the Credit Agreement, the outstanding Acceptances and the L/C Exposure have been reduced to zero and the Issuing Banks have no further obligation to issue Letters of Credit under the Credit Agreement and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Bank, Issuing Bank or Guarantor upon the bankruptcy or reorganization of either Borrower, any Guarantor or otherwise.

     SECTION 11. Binding Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Guarantors that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to either Agent, and a counterpart hereof shall have been executed on behalf of each Agent, and thereafter shall be binding upon such Guarantor and each Agent and their respective successors and assigns, and shall inure to the benefit of such Guarantor, each Agent and Issuing Bank and the Banks, and their respective successors and assigns, except that no Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein (and any such attempted assignment shall be void). If all of the capital stock of a Guarantor is sold, transferred or otherwise disposed of pursuant to a transaction permitted by Section 6.05 of the Credit Agreement, such Guarantor shall be released from its obligations under this Agreement without further action.

     SECTION 12. Waivers; Amendment. (a) No failure or delay of either Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of each Agent hereunder and of each Issuing Bank and the Banks under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that it would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in similar or other circumstances.

         (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Guarantors with respect to which such waiver, amendment or modification relates and the Agents, with the prior written consent of the Required Banks (except as otherwise provided in the Credit Agreement).

     SECTION 13. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 14. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to each Guarantor shall be given to it at its address set forth in Schedule I.

     SECTION 15. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by each Guarantor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by each of the Agents, Issuing Banks and Banks and shall survive the making of the Loans and the issuance of the Acceptances by the Banks and the issuance of the Letters of Credit by the Issuing Banks regardless of any investigation made by the Banks or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any other fee or amount payable under this Agreement, the Credit Agreement or any other Loan Document is outstanding and unpaid or the outstanding Acceptances and the L/C Exposure have not been reduced to zero and as long as the Commitments have not been terminated.

     (b) In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 16. Counterparts. This Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in
Section 11. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

     SECTION 17. Rules of Interpretation. The rules of interpretation specified in Section 1.02 of the Credit Agreement shall be applicable to this Agreement.

     SECTION 18. Jurisdiction; Consent to Service of Process. (a) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that either Agent or Issuing Bank or any Bank may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against any Guarantor or its properties in the courts of any jurisdiction.

     (b) Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or Federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 14. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     SECTION 19. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (A) CERTIFIES THAT NO

REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 19.

     SECTION 20. Additional Guarantors. Pursuant to Section 5.08 of the Credit Agreement, additional Subsidiaries may be required to enter into this Agreement as Guarantors. Upon execution and delivery after the date hereof by the Agents and such a Subsidiary of an instrument in the form of Annex 1, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.


     SECTION 21. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Bank and Issuing Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Bank or Issuing Bank or their respective affiliate banks to or for the credit or the account of any Guarantor against any or all the obligations of such Guarantor now or hereafter existing under this Agreement and the other Loan Documents held by such Bank or Issuing Bank, irrespective of whether or not such Bank or Issuing Bank shall have made any demand under this Agreement or any other Loan Document and although such obligations may be unmatured. The rights of each Bank and Issuing Bank under this Section 21 are in addition to other rights and remedies (including other rights of setoff) which such Bank or Issuing Bank may have.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.



                    THE CHASE MANHATTAN BANK, as U.S. Agent,

                                      by
                                        -----------------------------------
                                        Name:
                                        Title:



                     THE CHASE MANHATTAN BANK OF CANADA, as
                                 Canadian Agent,

                                      by
                                        -----------------------------------
                                        Name:
                                        Title:


                                      THE GREAT ATLANTIC & PACIFIC TEA COMPANY,
                                      INC., as Guarantor

                                      by
                                        -----------------------------------
                                        Name:
                                        Title:


                                      BORMANS, INC., as Guarantor,

                                      by
                                        -----------------------------------
                                        Name:
                                        Title:

                     KOHL'S FOOD STORES, INC., as Guarantor,

                                      by
                                        -----------------------------------
                                        Name:
                                        Title:


                                      SHOPWELL, INC., as Guarantor,

                                      by
                                        -----------------------------------
                                        Name:
                                        Title:


                       SUPER FRESH FOOD MARKETS, INC., as
                                   Guarantor,

                                      by
                                        -----------------------------------
                                        Name:
                                        Title:


                                      THE SOUTH DAKOTA GREAT ATLANTIC & PACIFIC
                                      TEA COMPANY, INC., as Guarantor,

                                      by
                                        -----------------------------------
                                        Name:
                                        Title:


                                      WALDBAUM, INC, as Guarantor,

                                      by
                                        -----------------------------------
                                        Name:
                                        Title:


                      A&P DRUG MART LIMITED, as Guarantor,

                                      by
                                        -----------------------------------
                                        Name:
                                        Title:


                      A&P PROPERTIES LIMITED, as Guarantor,

                                      by
                                        -----------------------------------
                                        Name:
                                        Title:

                                                               SCHEDULE I TO THE
                                                             GUARANTEE AGREEMENT



       Canadian Guarantor                         Address
       ------------------                         -------

    A&P Drug Mart Limited                      Canadian Company
                              5559 Dundas Street W.
                            Islington, Ontario M9B1B9


    A&P Properties Limited                     Canadian Company
                              5559 Dundas Street W.
                            Islington, Ontario M9B1B9

       U.S. Guarantors                             Address
       ---------------                             -------

    Bormans, Inc.                              18718 Borman Avenue
                                               Detroit, Michigan 48228

    Kohl's Food Stores Inc.                    11100 West Burleigh
                                               Milwaukee, Wisconsin 53222

    Shopwell, Inc.                             2 Paragon Drive
                                               Montvale, New Jersey 07645

    Super Fresh Food Markets, Inc.             707 Railroad Avenue
                                               Florence, New Jersey 08518

    The South Dakota Great Atlantic &          2 Paragon Drive
    Pacific Tea Company, Inc.                  Montvale, New Jersey 07645


    Waldbaum, Inc.                             Hemlock Street & Boulevard Avenue
                                               Central Islip, New York 11722

                                                                  Annex 1 to the
                                                             Guarantee Agreement

                    SUPPLEMENT NO. dated as of , to the Guarantee Agreement
               dated as of June 10, 1997 (as it may have been amended, modified, extended or restated from time to time, the "Guarantee Agreement") among each of the guarantors described therein (the "Guarantors"), THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC., a Maryland Corporation, and THE GREAT ATLANTIC & PACIFIC COMPANY OF CANADA, LIMITED, a Canadian corporation (each a "Borrower" and collectively, the "Borrowers"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent for the U.S. Banks and THE CHASE MANHATTAN BANK OF CANADA, a Canadian chartered bank, as agent for the Canadian Banks (each an "Agent" and collectively the "Agents").

     A. Reference is made to the Competitive Advance and Revolving Credit Facilities Agreement dated as of June 10, 1997 (as it may have been amended, modified, extended or restated from time to time, the "Credit Agreement"), among the Borrowers, the banks from time to time party thereto and the Agents. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Guarantee Agreement and the Credit Agreement.

     B. The Guarantors and the Agents have entered into the Guarantee Agreement in order to induce the Banks to make Loans and to issue Acceptances and the Issuing Banks to issue Letters of Credit. Pursuant to Section 5.08 of the Credit Agreement, additional Subsidiaries may be required to enter into the Guarantee Agreement as Guarantors. Section 20 of the Guarantee Agreement provides that additional Subsidiaries may become parties to the Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Guarantor") is becoming a Guarantor under the Guarantee Agreement and is executing this Supplement in accordance with the requirements of the Credit Agreement to become a party to the Guarantee Agreement as a "Guarantor" in order to induce the Banks to make additional Loans and to issue additional Acceptances and the Issuing Banks to issue additional Letters of Credit and as consideration for Loans previously made, Acceptances previously issued and Letters of Credit previously issued.

     Accordingly, the Agents and the New Guarantor agree as follows:

     SECTION 1. In accordance with Section 20 of the Guarantee Agreement, the New Guarantor by its signature below becomes a Guarantor under the Guarantee Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby (a) agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof. Each reference to a "Guarantor" in the Guarantee Agreement shall be deemed to include the New Guarantor. The Guarantee Agreement is hereby incorporated herein by reference.

     SECTION 2. The New Guarantor represents and warrants to the Agents, the Issuing Banks and the Banks that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

     SECTION 3. This Supplement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when one of the Agents shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Agents. Delivery of an executed signature page to this Supplement by facsimile transmission shall be as effective as delivery of a manually executed counterpart of this Supplement.

     SECTION 4. Except as expressly supplemented hereby, the Guarantee Agreement shall remain in full force and effect.

     SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 14 of the Guarantee Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature below, with a copy to the Borrowers.

     SECTION 8. The New Guarantor agrees to reimburse each Agent for its out-of-pocket expenses in connection with this Supplement, including the fees, disbursements and other charges of counsel for such Agent.

     IN WITNESS WHEREOF, the New Guarantor and the Agents have duly executed this Supplement to the Guarantee Agreement as of the day and year first above written.


                                      [Name Of New Guarantor],

                                      by
                                        -----------------------------------
                                        Name:
                                        Title:
                                        Address:

                    THE CHASE MANHATTAN BANK, as U.S. Agent,

                                      by
                                        -----------------------------------
                                        Name:
                                        Title:

                       THE CHASE MANHATTAN BANK OF CANADA,
                               as Canadian Agent,

                                      by
                                        -----------------------------------
                                        Name:
                                        Title:

                                                                  EXECUTION COPY



     INDEMNITY, SUBROGATION and CONTRIBUTION AGREEMENT dated as of June 10, 1997, among THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC., a Maryland corporation (the "Company"), THE GREAT ATLANTIC & PACIFIC COMPANY OF CANADA, LIMITED, a Canadian corporation ("A&P Canada" and, together with the Company, the "Borrowers"), each of the Guarantors referred to in the Credit Agreement referred to below, and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent for the U.S. Banks and THE CHASE MANHATTAN BANK OF CANADA, a Canadian chartered bank, as agent for the Canadian Banks (each an "Agent" and collectively the "Agents").

     Reference is made to the Competitive Advance and Revolving Credit Facilities Agreement dated as of June 10, 1997 (as it may have been amended, modified, extended or restated from time to time, the "Credit Agreement"), among the Borrowers, the banks from time to time party thereto (the "Banks") and the Agents. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     The U.S. Banks have agreed to make Loans to the Company and to acquire participations in Letters of Credit issued for the account of the Company, the Canadian Banks have agreed to make Loans to A&P Canada, to acquire participations in Letters of Credit issued for the account of A&P Canada and to issue Acceptances, and the Issuing Banks have agreed to issue Letters of Credit for the respective accounts of the Borrowers, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. The Guarantors have guaranteed Obligations (as defined in the Guarantee Agreement). The obligations of the Banks to make Loans and issue Acceptances and of the Issuing Banks to issue Letters of Credit are conditioned on, among other things, the execution and delivery by the Borrowers and the Guarantors of an agreement in the form hereof.

     Accordingly, each of the Borrowers, Guarantors and Agents agree as follows:

     SECTION 1. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3), each Borrower agrees that in the event a payment shall be made by any Guarantor under the Guarantee Agreement in respect of any Obligation of such Borrower, then such Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment.

     SECTION 2. Contribution and Subrogation. Each Guarantor (a "Contributing Guarantor") agrees (subject to Section 3) that, in the event a payment shall be made by any other Guarantor under the Guarantee Agreement and such other Guarantor (the "Claiming Guarantor") shall not have been fully indemnified by the relevant Borrower as provided in Section 1, the Contributing Guarantor shall indemnify the Claiming Guarantor in an amount equal to the amount of such payment multiplied by a fraction of which the numerator shall be the net worth of the Contributing Guarantor on the date hereof and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 14, the date of the Supplement hereto executed and delivered by such Guarantor). Any Contributing Guarantor making any payment to a Claiming Guarantor pursuant to this Section 2 shall be subrogated to the rights of such Claiming Guarantor under Section 1 to the extent of such payment.

     SECTION 3. Subordination. Notwithstanding any provision of this Agreement to the contrary, all rights of the Guarantors under Sections 1 and 2 and all other rights of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the indefeasible payment in full of the Obligations. No failure on the part of either Borrower or any Guarantor to make the payments required by Sections 1 and 2 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to any Guarantee, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor under each such Guarantee.

     SECTION 4. Termination. This Agreement shall survive and be in full force and effect so long as any Obligation is outstanding and has not been indefeasibly paid in full in cash, and so long as the outstanding Acceptances and the L/C Exposure have not been reduced to zero or any of the Commitments under the Credit Agreement have not been terminated, and shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Bank or any Guarantor upon the bankruptcy or reorganization of either Borrower, any Guarantor or otherwise.

     SECTION 5. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 6. No Waiver. No failure on the part of either Agent or any Guarantor to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy by either Agent or any Guarantor preclude any other or further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law. None of the Agents and the Guarantors shall be deemed to have waived any rights hereunder unless such waiver shall be in writing and signed by such parties.

     SECTION 7. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 14 of the Guarantee Agreement and addressed as specified in such Section 14.

     SECTION 8. Binding Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the parties that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns. None of the Borrowers and the Guarantors may assign or transfer any of its rights or obligations hereunder (and any such attempted assignment or transfer shall be void) without the prior written consent of the Required Banks.

     SECTION 9. Survival of Agreement; Severability. (a) All covenants and agreements made by either Borrower and each Guarantor herein and in the certificates or other instruments prepared or delivered in connection with this Agreement or the other Loan Documents shall be considered to have been relied upon by each of the Agents, Issuing Banks and Banks and each Guarantor and shall survive the making of the Loans and the issuance of the Acceptances by the Banks, and the issuance of the Letters of Credit by the Issuing Banks regardless of any investigation by the Banks or on their behalf, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loans or any other fee or amount payable under the Credit Agreement or this Agreement or, without duplication of the foregoing, under any of the other Loan Documents, is outstanding and unpaid or the outstanding Acceptances and the L/C Exposure have not been reduced to zero and as long as the Commitments have not been terminated.

     (b) In case any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, no party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 10. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Agreement shall be effective with respect to any Guarantor when a counterpart bearing the signature of such Guarantor shall have been delivered to either of the Agents.

     SECTION 11. Rules of Interpretation. The rules of interpretation specified in Section 1.02 of the Credit Agreement shall be applicable to this Agreement.

     SECTION 12. Jurisdiction; Consent to Service of Process. (a) Each of the Borrowers and each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each of the parties hereto agrees that it will not institute or seek to institute any action or proceeding arising out of or relating to this Agreement (other than an action or proceeding seeking enforcement of a judgment) in any forum other than a New York State court or Federal court of the United States of America sitting in New York City.

     (b) Each of the Borrowers and each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or Federal court of the United States of America sitting in New York. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

     (c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 7. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

     SECTION 13. Waiver of Jury Trial. Each party hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement. Each party hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it and the other parties hereto have been induced to enter into this Agreement by, among other things, the mutual waivers and certifications in this Section.

     SECTION 14. Additional Guarantors. Pursuant to Section 5.08 of the Credit Agreement, additional Subsidiaries may be required to enter into this Agreement as Guarantors. Upon execution and delivery, after the date hereof, by the Agents and a Subsidiary of an instrument in the form of Annex 1, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor hereunder. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

     SECTION 15. Release of Guarantors. If all of the capital stock of the Guarantor is sold, transferred or otherwise disposed of pursuant to a transaction permitted by Section 6.05 of the Credit Agreement, such Guarantor shall be released from its obligations under this Agreement without further action.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first appearing above.



                    THE GREAT ATLANTIC & PACIFIC TEA COMPANY,
                                   INC., as Guarantor


                                    by
                                        -----------------------------------
                                        Name:
                                        Title:



                     THE GREAT ATLANTIC & PACIFIC COMPANY OF
                          CANADA, LIMITED, as Borrower,

                                    by
                                        -----------------------------------
                                        Name:
                                        Title:

                                    BORMANS, INC., as Guarantor,

                                    by
                                        -----------------------------------
                                        Name:
                                        Title:


                     KOHL'S FOOD STORES, INC., as Guarantor,

                                    by
                                        -----------------------------------
                                        Name:
                                        Title:


                                    SHOPWELL, INC., as Guarantor,

                                    by
                                        -----------------------------------
                                        Name:
                                        Title:


                       SUPER FRESH FOOD MARKETS, INC., as
                                   Guarantor,

                                    by
                                        -----------------------------------
                                        Name:
                                        Title:


                    THE SOUTH DAKOTA GREAT ATLANTIC & PACIFIC
                        TEA COMPANY, INC., as Guarantor,

                                    by
                                        -----------------------------------
                                        Name:
                                        Title:


                                    WALDBAUM, INC, as Guarantor,

                                    by
                                        -----------------------------------
                                        Name:
                                        Title:


                      A&P DRUG MART LIMITED, as Guarantor,

                                    by
                                        -----------------------------------
                                        Name:
                                        Title:

                      A&P PROPERTIES LIMITED, as Guarantor,

                                    by
                                        -----------------------------------
                                        Name:
                                        Title:


                    THE CHASE MANHATTAN BANK, as U.S. Agent,

                                    by
                                        -----------------------------------
                                        Name:
                                        Title:


                     THE CHASE MANHATTAN BANK OF CANADA, as
                                 Canadian Agent,

                                    by
                                        -----------------------------------
                                        Name:
                                        Title:

                                                                      Annex 1 to
                                                  the Indemnity, Subrogation and
                                                          Contribution Agreement


               SUPPLEMENT NO. dated as of , to the Indemnity, Subrogation and Contribution Agreement dated as of June 10, 1997 (as it may have been amended, modified, extended or restated from time to time, the "Indemnity, Subrogation and Contribution Agreement"), among THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC., a Maryland corporation (the "Company"), THE GREAT ATLANTIC & PACIFIC COMPANY OF CANADA, LIMITED, a Canadian corporation ("A&P Canada" and, together with the Company, the "Borrowers"), each of the Guarantors identified in the Guarantee Agreement (as defined in the Credit Agreement referred to below), and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent for the U.S. banks and THE CHASE MANHATTAN BANK OF CANADA, a Canadian chartered bank, as agent for the Canadian banks (each an "Agent" and collectively the "Agents").


     A. Reference is made to the Competitive Advance and Revolving Credit Facilities Agreement dated as of June 10, 1997 (as it may have been amended, modified, extended or restated from time to time, the "Credit Agreement"), among the Borrowers, the banks from time to time party thereto and the Agents. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Indemnity, Subrogation and Contribution Agreement and the Credit Agreement.

     B. The Borrowers, the Guarantors and the Agents have entered into the Indemnity, Subrogation and Contribution Agreement in order to induce the Banks to make Loans and issue Acceptances and the Issuing Banks to issue Letters of Credit. Pursuant to Section 5.08 of the Credit Agreement, additional Subsidiaries may be required to enter into the Guarantee Agreement as Guarantors and to enter into the Indemnity, Subrogation and Contribution Agreement. Section 14 of the Indemnity, Subrogation and Contribution Agreement provides that additional Subsidiaries may become parties to the Indemnity, Subrogation and Contribution Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the "New Guarantor") is becoming a Guarantor under the Guarantee Agreement and is executing this Supplement in accordance with the requirements of the Credit Agreement to become a party to the Indemnity, Subrogation and Contribution Agreement as a "Guarantor" in order to induce the Banks to make additional Loans and to issue additional Acceptances and the Issuing Banks to issue additional Letters of Credit and as consideration for Loans previously made and Acceptances and Letters of Credit previously issued.

     Accordingly, the Agents and the New Guarantor agree as follows:

     SECTION 1. In accordance with Section 14 of the Indemnity, Subrogation and Contribution Agreement, the New Guarantor by its signature below becomes a Guarantor under the Indemnity, Subrogation and Contribution Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby agrees to all the terms and provisions of the Indemnity, Subrogation and Contribution Agreement applicable to it as a Guarantor thereunder. Each reference to a "Guarantor" in the Indemnity, Subrogation and Contribution Agreement shall be deemed to include the New Guarantor. The Indemnity, Subrogation and Contribution Agreement is hereby incorporated herein by reference.

     SECTION 2. The New Guarantor represents and warrants to the Agents, the Issuing Banks and the Banks that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

     SECTION 3. This Supplement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument. This Supplement shall become effective when one of the Agents shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Agents.

     SECTION 4. Except as expressly supplemented hereby, the Indemnity, Subrogation and Contribution Agreement shall remain in full force and effect.

     SECTION 5. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, neither party hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Indemnity, Subrogation and Contribution Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

     SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 7 of the Indemnity, Subrogation and Contribution Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature, which supplements
Schedule I to the Guarantee Agreement, with a copy to the Borrowers.

     SECTION 8. The New Guarantor agrees to reimburse each Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for such Agent.

     IN WITNESS WHEREOF, the New Guarantor and the Agents have duly executed this Supplement to the Indemnity, Subrogation and Contribution Agreement as of the day and year first above written.


                                   [NAME OF NEW GUARANTOR],

                                    by
                                        -----------------------------------
                                        Name:
                                        Title:
                                        Address:

                    THE CHASE MANHATTAN BANK, as U.S. Agent,

                                    by
                                        -----------------------------------
                                        Name:
                                        Title:

                     THE CHASE MANHATTAN BANK OF CANADA, as
                                 Canadian Agent,

                                    by
                                        -----------------------------------
                                        Name:
                                        Title:

                                                                     [OPINION of
                                                               Robert G. Ulrich]

                                                                     [OPINION of
                                                        Cahill Gordon & Reindel]

                                                                     [OPINION of
                                                       Blake, Cassels & Graydon]